                                                                   EXHIBIT 10.2A


                            SUPPLEMENTAL AGREEMENT


                                 relating to a


                             Loan Agreement for a
          NLG 1,100,000,000 Multi-currency Revolving Credit Facility to


                     UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        AND CERTAIN OF ITS SUBSIDIARIES


                                 Guaranteed by
                     UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        AND CERTAIN OF ITS SUBSIDIARIES


                                  Arranged by
                           THE TORONTO-DOMINION BANK


                                     Agent
                           THE TORONTO-DOMINION BANK


                               Security Trustee
                           THE TORONTO-DOMINION BANK




                                  Norton Rose
                                    London

                                   CONTENTS
                                   --------

CLAUSE                            HEADING                                    PAGE
1        Interpretation....................................................     1

2        Amendments to Principal Agreement.................................     2

3        Representations and warranties....................................     4

4        Temporary amendments to certain financial covenants...............     6

5        Fees and expenses.................................................     6

6        Conditions........................................................     7

7        Miscellaneous.....................................................     8

8        Governing law and jurisdiction....................................     8


SCHEDULES

1        Part A - The Banks................................................    10
         Part B - Restricted Subsidiaries and Original Guarantors..........    14
         Part C - Borrowers................................................    15

2        Documents and evidence required as conditions precedent...........    16

THIS SUPPLEMENTAL AGREEMENT is dated 25th January, 1999 and made BETWEEN:

(1)  UNITED PAN-EUROPE COMMUNICATIONS N.V. as Parent and a Borrower;

(2)  THE ENTITIES listed in part C of schedule 1 hereto as Borrowers;

(3)  THE ENTITIES listed in part B of schedule 1 hereto as Guarantors;

(4) UIH EUROPE, INC., whose principal place of business is at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237, United States of America as a subordinated creditor ("UIHE");

(5)  THE TORONTO-DOMINION  BANK as Arranger;

(6) THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part A of schedule 1 hereto;

(7)  THE TORONTO-DOMINION BANK as Agent; and

(8)  THE TORONTO-DOMINION BANK as Security Trustee.

WHEREAS:

(A) This Supplemental Agreement is supplemental to (i) an agreement dated 8th October 1997 (as subsequently amended, the "PRINCIPAL AGREEMENT") and made between the Parent (1), the Borrowers (2), the Guarantors (3), the Arranger
     (4), the Banks (5), the Agent (6) and the Security Trustee (7), whereby the Banks agreed to make available to the Borrowers a multi-currency revolving credit facility of up to NLG 1,100,000,000 upon the terms and subject to the conditions therein contained and (ii) a deed of subordination dated 16th March 1998 (the "UIHE DEED OF SUBORDINATION") and made between UIHE
     (1) and the Security Trustee (2).

(B) The Parent has requested the Banks to amend the Principal Agreement, the Telekabel Notes and the UIHE Deed of Subordination to the extent set out in this Supplemental Agreement.

NOW IT IS AGREED as follows:

1    INTERPRETATION
     --------------

1.1  Definitions in Principal Agreement
     ----------------------------------

     Unless the context otherwise requires and save as mentioned below, words and expressions defined in the Principal Agreement, or to be defined in the Principal Agreement with effect from the Effective Date, shall have the same meanings when used in this Supplemental Agreement.

1.2  Definitions
     -----------

     In this Supplemental Agreement the expression the "SUPPLEMENTAL AGREEMENT" shall mean this Supplemental Agreement and, unless the context otherwise requires:

     "EFFECTIVE DATE" means the date on which the Agent notifies the Parent and the Banks that the Agent has received the documents and evidence listed in
     Schedule 2 hereto in form and substance satisfactory to it and the Parent has paid the fee referred to in the first sentence of clause 5.1;

     "INITIAL EQUITY RAISE END DATE" means the earliest to occur of:

     (a)  31st May 1999;

     (b)  the abandonment of the Initial Equity Raise by the Parent; and

     (c)  the Completion of the Initial Equity Raise; and

     "EQUITY RAISE EFFECTIVE DATE" means the date of Completion of the Initial Equity Raise.

1.3  Interpretation of Principal Agreement
     -------------------------------------

     References in the Principal Agreement to "THIS AGREEMENT" shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Supplemental Agreement and words such as "HEREIN", "HEREOF", "HEREUNDER", "HEREAFTER", "HEREBY" and "HERETO", where they appear in the Principal Agreement, shall be construed accordingly.

1.4  Incorporation of certain references
     -----------------------------------
     Clauses 1.3 to 1.6 (inclusive) of the Principal Agreement shall be deemed to be incorporated in this Supplemental Agreement in full, mutatis mutandis.

2    AMENDMENTS TO PRINCIPAL AGREEMENT
     ---------------------------------

2.1  Amendments
     ----------

(A) With effect from the Equity Raise Effective Date the parties hereto agree that the Principal Agreement and all Telekabel Notes then outstanding shall for all purposes be amended so as to incorporate all the amendments reflected in Appendix 1 so that, with effect from the Equity Raise Effective Date, the Principal Agreement and all Telekabel Notes then outstanding shall be read and construed as so amended.

(B) With effect from the Equity Raise Effective Date the parties hereto agree that the UIHE Deed of Subordination shall be amended by adding the following proviso at the end of clause 2.1 thereto:

     "Provided that notwithstanding the foregoing provisions of this clause 2.1,
     (A) the Parent shall be permitted to repay Indebtedness owed by the Parent to the Subordinated Creditor up to a maximum of 40 per cent. of the gross cash proceeds of the Initial Equity Raise to the extent that the same exceed NLG 700,000,000 and are equal to or less than NLG 1,000,000,000 by transferring the Belmarken UIH Shares to the Subordinated Creditor at fair market value (if and to the extent that the Belmarken Funding Arrangements are effected by the Parent acquiring the Belmarken UIH Shares from the Bridge Borrower) and/or utilising the cash proceeds of the Initial Equity Raise, and (B) the Parent and the Subordinated Creditor may amend the terms of the Parent Promissory Note so that the Parent Promissory Note is (1) repayable on demand at any time on or after 31st March, 2001 rather than on demand and (2) is convertible into shares of the Parent at the price per share offered to the public pursuant to the Initial Equity Raise rather than NLG 18".

2.2  Conditions
     ----------

     The amendments to the Principal Agreement, any Telekabel Notes and the UIHE Deed of Subordination set out in clause 2.1 are subject to the following conditions and if such conditions are not satisfied on or before the Equity Raise Effective Date such amendments will not take effect:

     (a)  the Effective Date having occurred;

     (b) the gross proceeds received by the Parent in respect of the Initial Equity Raise not being less than NLG 550,000,000;

     (c) where the Initial Equity Raise is effected in whole or in part by way of an initial public offering of ordinary shares fully paid of the Parent and American Depositary Shares representing a number of the ordinary shares in the Parent or rights thereto a copy, certified as a true copy by an Authorised Officer of the Parent, of an irrevocable instruction to Goldman Sachs, duly acknowledged by Goldman Sachs, instructing it to transfer 100% of the net proceeds of the whole or such part of the Initial Equity Raise to the account of the Parent with the Agent;

     (d) original irrevocable instructions from the Parent and the Bridge Borrower instructing the Agent to apply the net proceeds of the Initial Equity Raise, in the case of UPC, first, to effect the Belmarken Funding Arrangements and secondly, to prepay voluntarily the Facility; and

     (e) where the Initial Equity Raise is effected in whole or in part by way of private placement of new ordinary shares fully paid of the Parent confirmation from the private investors that they have been irrevocably instructed by the Parent to transfer 100% of the net proceeds of their subscription for the new ordinary shares in the Parent to the account of the Parent with the Agent.

2.3  Further amendment
     -----------------

     With effect from the Effective Date the parties hereto agree that the Principal Agreement and all Telekabel Notes then outstanding shall for all purposes be amended so as to incorporate the amendment to the definition of "Borrowed Money" reflected in Appendix 1 so that, with effect from the Effective Date, the Principal Agreement and all Telekabel Notes then outstanding shall be read and construed as so amended. With effect from the Effective Date the Agent, the Arranger, the Security Trustee and the Banks agree that any breach which has then occurred and is continuing of the Principal Agreement or the Telekabel Notes then outstanding which would not have occurred had the definition of "Borrowed Money" reflected that in Appendix 1 shall be waived.

3    REPRESENTATIONS AND WARRANTIES
     ------------------------------

3.1 Each of the Obligors (in the case of Telekabel Wien, in respect of itself only) and UIHE (in the case of UIHE, in respect of itself only and UIHE does not make any representation or warranty in respect of clause 3.1(a)) represents and warrants to each of the Banks, the Arranger, the Security Trustee and the Agent that:

     (a)  Representations and warranties in Principal Agreement
          -----------------------------------------------------

          the representations and warranties set out in clause 10.1 of the Principal Agreement which are to be repeated in accordance with clause
          10.3 of the Principal Agreement are true and correct as if made at the date of this Supplemental Agreement with reference to the facts and circumstances existing at such date;

     (b)  Corporate power
          ---------------

          each of the Obligors and UIHE has power to execute, deliver and perform its obligations under this Supplemental Agreement; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of this Supplemental Agreement;

     (c)  Binding obligations
          -------------------

          this Supplemental Agreement constitutes valid and legally binding obligations of each of the Obligors and UIHE enforceable in accordance with its terms, subject to the qualifications contained in the legal opinions referred to in schedule 3 part A of the Principal Agreement and mandatory provisions of law affecting creditors rights generally;

     (d)  No conflict with other obligations
          ----------------------------------

          the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, this Supplemental Agreement by the Obligors or UIHE will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any of the Obligors or UIHE is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any of the Obligors or UIHE is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of any Obligor's or UIHE's constitutive documents (iv) breach in any material respect any term of the Licences or Necessary Authorisations or (v) save for the Encumbrances granted to the Security Trustee pursuant to the Security Documents, result in the creation or imposition of or oblige any Obligor or UIHE to create any Encumbrance (other than a Permitted Encumbrance) on any member of the Restricted Group's undertakings, assets, rights or revenues;

     (e)  Consents obtained
          -----------------

          every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts (other than the Licences and the Necessary Authorisations) required by each of the Obligors or UIHE to authorise, or required by the Obligors or UIHE in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Supplemental Agreement or the performance by each of the Obligors and UIHE of their respective obligations under this Supplemental Agreement has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same; and

     (f)  No filings required
          -------------------

          save for the filings, registrations and notarisations referred to in schedule 2 hereto, is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Supplemental Agreement that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to this Supplemental Agreement and this Supplemental Agreement is in proper form for its enforcement in the courts of each Relevant Jurisdiction.

3.2  Repetition
     ----------

     The representations and warranties in clause 3.1 (other than (a) and (e)) shall be deemed to be repeated by each of the Obligors and UIHE on and as of each Drawdown Date and each Maturity Date as if made with reference to the facts and circumstances existing on each such day.

4    TEMPORARY AMENDMENTS TO CERTAIN FINANCIAL COVENANTS
     ---------------------------------------------------

4.1  Amendments
     ----------

     With effect from the Effective Date the Agent, the Arranger, the Security Trustee and the Banks agree that any breach which has then occurred and is continuing of the clauses of the Principal Agreement set out below (and any corresponding provisions in any Telekabel Notes then outstanding) shall be waived and shall not be an Event of Default either permanently, if the conditions set out in clause 2.2 are satisfied on or before the Initial Equity Raise End Date, or, if such conditions are not so satisfied, temporarily for the period ending on the Initial Equity Raise End Date and that in respect of the period commencing on (and including) the Effective Date and ending on (but excluding) the Initial Equity Raise End Date the clauses of the Principal Agreement set out below (and any corresponding provisions in any Telekabel Notes then outstanding) shall be amended temporarily as set out below:

     (a) clause 4.1(b): by inserting in column (II) the figure 7 and changing the figure 6.75 in column (III) to the figure 8.25 against the period 1st January, 1999 to 30th June, 1999 and changing the date of 30th June, 1999 to the Initial Equity Raise End Date;

     (b) clause 12.2(a): by changing the figure 6.75 in column (2) to the figure 8.25 against the period 1st January, 1999 to 30th June, 1999; and

     (c) clause 12.2(b): by changing the date 31st December, 1998 to 30th June, 1999.

4.2  Conditions
     ----------

     The agreement of the Banks set out in clause 4.1 above is subject to the following conditions:

     (a) the Parent continues to pursue actively the Initial Equity Raise for gross proceeds of not less than NLG 550,000,000; and

     (b) no Advance may be made or requested under the Principal Agreement if, following the making of such Advance, the Loan will exceed the Loan immediately prior to the making of such Advance (taking into account any other Advances scheduled to be made or repaid on the date of such Advance).

5    FEES AND EXPENSES
     -----------------

5.1  Amendment fees
     --------------

     The Parent shall pay to the Agent, whether or not the Effective Date occurs, an amendment fee of NLG 3,300,000 for the account of the Banks pro rata to their Commitments on or before the day falling three days after the date of this

     Supplemental Agreement. If all amounts outstanding under the Principal Agreement and the Telekabel Notes have not been irrevocably repaid or paid in full and the Commitments of all the Banks have not been irrevocably cancelled in full by 30th June, 1999 the Parent shall pay to the Agent on such date a further fee of NLG 5,000,000 for the account of the Banks pro rata to their Commitments. The amount of or date of payment of either of the fees referred to in this clause 5.1 may only be changed with the prior written agreement of all the Banks.

5.2  Expenses
     --------

     The Parent shall pay to the Agent on demand all reasonable costs and expenses (including, without limitation, reasonable legal fees and disbursements) and any value added or similar tax upon such costs and expenses reasonably incurred by the Agent, the Security Trustee and the Arranger in connection with the negotiation, preparation and execution of this Supplemental Agreement and all related documents whether or not the Effective Date occurs.

5.3  Stamp and other duties
     ----------------------

     The Parent shall pay all stamp, documentary, registration or other like duties or Taxes (including any duties or Taxes payable by, or assessed on, the Banks, the Arranger, the Agent or the Security Trustee) imposed on or in connection with this Supplemental Agreement or any related documents and shall indemnify the Banks, the Arranger, the Agent and the Security Trustee against any liability arising by reason of any delay or omission by the Parent to pay such duties or Taxes.

6    CONDITIONS
     ----------

6.1  Further conditions precedent
     ----------------------------

     The Agent shall not give notice of the occurrence of the Effective Date (unless expressly instructed in writing by the Majority Banks to do so) if, on the date on which it would otherwise have done so, the Agent has received actual knowledge that an Event of Default has occurred and is continuing or that any of the representations and warranties in clause 3.1 or repeated by virtue of clause 3.2 are untrue or incorrect as at such date as if made on such date with respect to the facts and circumstances existing at such date.

6.2  Condition subsequent
     --------------------

     The Parent undertakes to procure that, within 60 days of the Completion of the Initial Equity Raise, the rights of all members of the Restricted Group in respect of outstanding loans made by members of the Restricted Group to members of the Unrestricted Group and subject to receipt of approvals from the lender or lenders to MediaReseaux Marne S.A. the interest of the members of the Restricted Group in the share capital of MediaReseaux S.A. are pledged in favour of, or for the benefit of, the Banks on terms reasonably satisfactory to the

     Agent and that such documents and evidence as the Agent shall reasonably require as to the power and authority of the relevant member of the Restricted Group to enter into such pledge and that the same constitutes valid and legally binding obligations of such member of the Restricted Group enforceable in accordance with its terms are delivered to the Agent. The Parent further undertakes to use all reasonable endeavours to obtain the approval of the lender or lenders to Mediareseaux Marne S.A. as soon as possible.

7    MISCELLANEOUS
     -------------

7.1  Continuation of Principal Agreement
     -----------------------------------

     Save as amended by this Supplemental Agreement, the provisions of the Principal Agreement and the UIHE Deed of Subordination shall continue in full force and effect and the Principal Agreement and this Supplemental Agreement and UIHE Deed of Subordination and this Supplemental Agreement shall each be read and construed as one instrument.

7.2  Security Documents
     ------------------

     Each Obligor and UIHE confirms that the Security Documents to which it is a party shall continue in full force and effect notwithstanding the amendments to or waivers of the terms of the Principal Agreement and the UIHE Deed of Subordination contained in this Supplemental Agreement.

7.3  Counterparts
     ------------

     This Supplemental Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8    GOVERNING LAW AND JURISDICTION
     ------------------------------

8.1  Law
     ---

     This Supplemental Agreement shall be governed by English law.

8.2  Submission to jurisdiction
     --------------------------

     The parties to this Supplemental Agreement agree for the benefit of the Agent, the Arranger, the Security Trustee and the Banks that:

     (a) if any party has any claim against any other arising out of or in connection with this Supplemental Agreement such claim shall (subject to clause 8.2(c)) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

     (b) the jurisdiction of the High Court of Justice in England over any such claim against the Agent, the Arranger, the Security Trustee or any Bank shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and

     (c) nothing in this clause 8.2 shall limit the right of the Agent, the Security Trustee, the Arranger or the Banks to refer any such claim against any Obligor to any other court of competent jurisdiction outside England, to the jurisdiction of which each Obligor hereby irrevocably agrees to submit, nor shall the taking of proceedings by the Agent, the Security Trustee, the Arranger or any Bank before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

IN WITNESS whereof the parties hereto have caused this Supplemental Agreement to be duly executed the day and year first above written.

                                   Schedule 1
                                   ----------
                               Part A - The Banks
                               ------------------


Name                          Address and telefax number
_____                         ______________

The Toronto-Dominion          Triton Court
Bank                          14/18 Finsbury Square
                              London EC2A 1DB

                              Fax:  0171 638 0006

                              Attention: Sean Macdonald
                              Communications Finance

                              Fax:  0171 638 2551
                              Attention:  Loans Administration

Barclays Bank plc             Structured Finance
                              5 The North Colonnade
                              Canary Wharf
                              London E14 4BB

                              Fax:  0171 773 1832

                              Attention:  Claire Appleby

CIBC Wood Gundy Plc           Cottons Centre
                              Cottons Lane
                              London SE1 2QL

                              Fax:  0171 234 6085

                              Attention:  Louise Moat
                              Director, Media &
                              Communications

HSBC Investment Bank plc      Thames Exchange
                              2nd Floor
                              10 Queen Street Place
                              London EC4R 1BL

                              Fax:  0171 336 9609
                              Attention: Tim Pennington

Bank of America N.T. & S.A.   New Broad Street House
                              35 New Broad Street

                                   London EC2M 1NH

                                   Fax:  0171 282 6810
                                   Attention:  Kevin Harber
                                   Vice President

The Royal Bank of Scotland plc     Waterhouse Square
                                   138-142 Holborn
                                   London EC1N 2TH

                                   Fax:  0171 427 9920
                                   Attention:  David Lucas

BankBoston, N.A.                   39 Victoria Street
                                   P.O. Box 155
                                   London SW1H 0ED

                                   Fax:  0171 932 9110/
                                         0171 222 5649
                                   Attention:  Stuart Paterson/
                                   Mark Evans (Credit matters)
                                   Richard Nel (Administration)

Citibank, N.A.                     8th Floor
                                   Zone 5
                                   399 Park Avenue
                                   New York
                                   NY10043 USA

                                   Fax:  001 212 793 6873/
                                         001 302 894 6144
                                   Attention: Julio Ojea Quintana
                                   (Credit matters)
                                   Leonard Mudlock/
                                   Jacquelyn Wells
                                   (Operational matters)

Export Development                 151 O'Connor Street
Corporation                        Ottawa, Ontario
                                   Canada K1A 1K3

                                   Fax:  001 613 598 6858/
                                         001 613 598 2514
                                   Attention:  Joe Morin
                                   (Credit matters)
                                   Viola Wedge Moores
                                   (Operational matters)

Riggs Bank N.A.                   21 Great Winchester Street
                                  London EC2N 2HH

                                  Fax: 0171 522 0962
                                       0171 920 9457
                                  Attention: Nazz Hiller
                                  Gema Cassidy
                                  (Operational matters)

Deutsche Bank AG London           6 Bishopsgate
                                  London EC2N 4DA

                                  Fax: 0171 545 7130
                                  Attention: Martin Flaherty

MeesPierson                       Coolsingel 93
                                  Postbus 749
                                  3000 AS Rotterdam

                                  Fax: 00 31 10 401 5906
                                  Attention: Jan-Evert Post/
                                  Oskar Nooij

Banque Paribas                    37 Place du Marche
                                  Saint Honore
                                  75031 Paris
                                  Cedex 01

                                  Fax: 00 331 429 80779
                                  Attention: Denis de Paillerets
                                  Gisele Sadorge, Ref: 378D

Bank Austria Creditanstalt        125 London Wall
International AG                  London EC2Y 5DD

                                  Fax: 0171 417 4803
                                  Attention: Stephen Dodd

Bank of Nova Scotia               Scotia House
                                  33 Finsbury Square
                                  London EC2A 1BB

                                  Fax: 0171 454 9019
                                  Attention: John Leftley

Bankers Trust Company             1 Appold Street
                                  Broadgate

                                  London EC2A 2HE

                                  Fax: 0171 982 5591
                                  Attention: Ted Steube

British Linen Bank                4 Melville Street
                                  Edinburgh EH3 7NZ

                                  Fax: 0131 243 8391
                                  Attention: Stuart Gibson

De Nationale                      4 Carnegieplein
Investeringsbank N.V.             P.O. Box 380
                                  2501 BH The Hague
                                  The Netherlands

                                  Fax: 00 31 70 342 5543
                                  Attention: Annemiek Hulleman

Banque Artesia Nederland N.V.     Harengracht 539-543
                                  P.O. Box 274
                                  1000 AG Amsterdam
                                  The Netherlands

                                  Fax: 00 31 20 5204 590
                                  Attention: H.D.R. Fledderus

Bank of Scotland                  International Division
                                  Orchard Brae House
                                  30 Queensferry Road
                                  Edinburgh EH4 2UG

                                  Fax: 0131 343 7080
                                  Attention: Tim Dickie

                                  SCHEDULE 1
                                  ----------
           Part B - Restricted Subsidiaries and Original Guarantors
           --------------------------------------------------------

================================================================================
  Company                         Country of           Address
  -------                         ----------           -------
                                  Incorporation
                                  -------------
--------------------------------------------------------------------------------
  Cable Networks Austria          The Netherlands      Fred. Roeskestraat 123
  Holding B.V.                                         P.O. Box 74763
                                                       1070 BT
                                                       Amsterdam

--------------------------------------------------------------------------------
  Telekabel Wien G.m.b.H.         Austria              Erlachgasse 116
                                                       1100, Wien, Austria
--------------------------------------------------------------------------------
  Telekabel Klagenfurt G.m.b.H.   Austria              Villacherstrasse 161
                                                       9020, Klagenfurt, Austria
--------------------------------------------------------------------------------
  Telekabel Graz G.m.b.H.         Austria              Lazarettgurtel 81, 8020,
                                                       Graz, Austria
--------------------------------------------------------------------------------
  Telekabel-Fernsehnetz Wiener    Austria              Neunkirchnerstrasse 24,
  Neustadt                                             2700, Wiener Neustadt,
  Neunkirchen Betriebs-G.m.b.H.                        Austria
--------------------------------------------------------------------------------

  Telekabel-Fernsehnetz Region    Austria              Hauptplatz 13, 2514
  Baden Betriebs- G.m.b.H.                             Traiskirchen, Austria
--------------------------------------------------------------------------------
  Radio Public S.A.               Belgium              Chazallaan 140, 1030
                                                       Brussels, Belgium
--------------------------------------------------------------------------------
  Janco Multicom A/S              Norway               Ensjveien 7,
                                                       0655 Oslo,
                                                       Norway

================================================================================

                                  SCHEDULE 1
                                  ----------
                              Part C - Borrowers
                              ------------------

================================================================================
  Company                    Country of Incorporation    Address
  -------                    ------------------------    -------
--------------------------------------------------------------------------------
  United Pan-Europe          The Netherlands             Fred. Roeskestraat 123
  Communications N.V.                                    P.O. Box 74763
                                                         1076 EE Amsterdam
--------------------------------------------------------------------------------

  Telekabel Wien G.m.b.H.    Austria                     Erlachgasse 116, 1100
                                                         Wien, Austria
--------------------------------------------------------------------------------
  Janco Multicom A/S         Norway                      Ensjveien 7,
                                                         0655 Oslo,
                                                         Norway

================================================================================

                                  Schedule 2
                                  ----------
            Documents and evidence required as conditions precedent
            -------------------------------------------------------

1 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent, of the constitutive documents of the Parent and each member of the Restricted Group (or a certificate from an Authorised Officer of the Parent confirming that there has been no change to the constitutive documents previously provided to the Agent in connection with the amendment of the Principal Agreement on 8th December, 1997).

2 A copy, certified as a true copy by an Authorised Officer of the Parent, of resolutions of the Supervisory Board of Directors of the Parent evidencing approval of this Supplemental Agreement and authorising its appropriate officers to execute and deliver this Supplemental Agreement and to give all notices and take all other action required by the Parent under this Supplemental Agreement.

3 A copy, certified as a true copy by an Authorised Officer of the Parent of resolutions of the Board of Directors of each of the members of the Restricted Group (except for the Austrian members of the Restricted Group) evidencing approval of this Supplemental Agreement and authorising their respective appropriate officers to execute and deliver this Supplemental Agreement and to give all notices and take all other action required by such member of the Restricted Group thereunder.

4 Specimen signatures, authenticated by an Authorised Officer of the Parent, of the persons authorised in the resolutions referred to in paragraphs 2 and 3 above, together with originals of the powers of attorney granted by the Parent and any member of the Restricted Group in connection with this Supplemental Agreement.

5 A copy, certified as a true copy by an Authorised Officer of the Parent, of all consents, authorisations, licences and approvals required by the members of the Restricted Group to authorise, or required by the members of the Restricted Group in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of this Supplemental Agreement and the performance by the members of the Restricted Group of their respective obligations under this Supplemental Agreement.

6 The Parent having given notice to the Agent cancelling the Commitments by NLG 100,000,000 to NLG 1,000,000,000.

Additional documents and evidence required as conditions precedent in Austria
-----------------------------------------------------------------------------

1 A resolution of CNA as 95 per cent. shareholder in the supervisory board of Telekabel Wien, inter alia, approving the entry into by Telekabel Wien of this Supplemental Agreement, in a form acceptable to the Agent.

2    A power of attorney for each other Telekabel Entity (other than Telekabel
     Wien), appointing Mr Steven Butler and Mr A.H.E. van Voskuijlen to approve and execute this Supplemental Agreement on behalf of such Telekabel Entity.

Additional documents and evidence required as conditions precedent in the
-------------------------------------------------------------------------
Netherlands
-----------

1 An extract from the trade register of the Chamber of Commerce of the Parent and each member of the Restricted Group incorporated in The Netherlands.

2 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent, of the shareholders' register of (i) the Parent and
     (ii) each member of the Restricted Group incorporated in The Netherlands.

3 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent, of a shareholders' resolution from the shareholders of each member of the Restricted Group incorporated in The Netherlands evidencing approval of the shareholders to the terms of this Supplemental Agreement and the obligations of the Dutch companies hereunder.

Additional documents and evidence required as conditions precedent in Norway
----------------------------------------------------------------------------

1 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent of a shareholders' resolution of the shareholders of New Janco evidencing approval of the shareholders of New Janco to the terms of this Supplemental Agreement and the obligations of New Janco hereunder.

2 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent of a letter from the Norwegian Bankruptcy Register confirming that as of the Effective Date, none of the members of the Restricted Group incorporated in Norway have been reported from the local probate courts to the said register bankrupt.

3 Copies, certified as true copies by an Authorised Officer of the Parent, of shareholders' registers ("aksjonaerprotokoll") of New Janco.

4 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent of the articles of association and certificate of registration of New Janco.

Additional documents and evidence required as conditions precedent in the United
--------------------------------------------------------------------------------
States of America
-----------------

1 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent of the certificate of incorporation and bylaws of UIHE together with a certificate of good standing of the Delaware Secretary of State concerning UIHE.

2 Copies, certified as true, complete and up-to-date copies by an Authorised Officer of the Parent evidencing approval of the board of directors of UIHE to the terms of this Supplemental Agreement and the obligations of UIHE hereunder.

THE PARENT (AS A BORROWER AND A GUARANTOR)
----------

SIGNED for and on behalf of                  )
UNITED PAN-EUROPE COMMUNICATIONS N.V.        )   /s/ Steve Butler
by:                                          )



NEW JANCO (AS A BORROWER AND A GUARANTOR)
-----------------------------------------

SIGNED for and on behalf of                  )
JANCO MULTICOM A/S                           )   /s/ Steve Butler
by:                                          )



THE GUARANTORS
--------------

SIGNED for and on behalf of                  )
CABLE NETWORKS AUSTRIA HOLDING B.V.          )   /s/ Steve Butler
by:                                          )



SIGNED for and on behalf of                  )
TELEKABEL KLAGENFURT G.M.B.H.                )   /s/ Steve Butler
by:                                          )



SIGNED for and on behalf of                  )
TELEKABEL WIEN G.M.B.H.                      )   /s/ Steve Butler
by:                                          )



SIGNED for and on behalf of                  )
TELEKABEL-FERNSEHNETZ WIENER                 )   /s/ Steve Butler
NEUSTADT/NEUNKIRCHEN                         )
BETRIEBS-G.M.B.H.
by:



SIGNED for and on behalf of                  )
TELEKABEL GRAZ G.M.B.H.                      )   /s/ Steve Butler
by:                                          )

SIGNED for and on behalf of                  )
TELEKABEL-FERNSEHNETZ REGION                 )   /s/ Steve Butler
BADEN BETRIEBS-G.M.B.H.                      )
by:



SIGNED for and on behalf of                  )
RADIO PUBLIC S.A.                            )   /s/ Steve Butler
by:                                          )



THE SUBORDINATED CREDITOR
-------------------------

SIGNED for and on behalf of                  )   /s/ Steve Butler
UIH EUROPE, INC.                             )   /s/ Ellen P. Spangler
by:                                          )



THE ARRANGER
------------

SIGNED for and on behalf of                  )
THE TORONTO-DOMINION BANK                    )   /s/ David French
by:                                          )



THE BANKS
---------

SIGNED for and on behalf of                  )
THE TORONTO-DOMINION BANK                    )   /s/ David French
by:                                          )



SIGNED for and on behalf of                  )
BARCLAYS BANK PLC                            )   /s/ [ILLEGIBLE SIGNATURE]
by:                                          )

SIGNED for and on behalf of                  )
CIBC WOOD GUNDY PLC                          )   /s/ David French
by:                                          )



SIGNED for and on behalf of                  )
HSBC INVESTMENT BANK PLC                     )   /s/ [illegible signature]
by:                                          )



SIGNED for and on behalf of                  )
BANK OF AMERICA N.T. & S.A.                  )   /s/ Richard Woods
by:  Richard Woods                           )
     Vice President


SIGNED for and on behalf of                  )
THE ROYAL BANK OF SCOTLAND PLC               )   /s/ Roy J. Harris
by:  Roy J. Harris                           )
     Corporate Director


SIGNED for and on behalf of                  )
BANKBOSTON, N.A.                             )   /s/ Mark Evans
by:  Mark Evans                              )



SIGNED for and on behalf of                  )
CITIBANK, N.A.                               )   /s/ Julio O. Quintana
by:  Julio O. Quintana                       )
     Vice President


SIGNED for and on behalf of                  )   /s/ Joe Morin
EXPORT DEVELOPMENT CORPORATION               )   /s/ Robert Forbes
by:  Joe Morin           Robert Forbes       )
     Financial Services  Team Leader,
     Manager             Telecom Team

SIGNED for and on behalf of                  )   /s/ [illegible signature]
RIGGS BANK N.A.                              )   /s/ [illegible signature]
by:                                          )

SIGNED for and on behalf of                  )   /s/ [illegible signature]
DEUTSCHE BANK AG LONDON                      )   /s/ [illegible signature]
by:                                          )



SIGNED for and on behalf of                  )
MEESPIERSON                                  )   /s/ David French
by:                                          )



SIGNED for and on behalf of                  )
BANQUE PARIBAS                               )   /s/ David French
by:                                          )



SIGNED for and on behalf of                  )   /s/ [illegible signature]
BANK AUSTRIA CREDITANSTALT INTERNATIONAL AG  )   /s/ [illegible signature]
by:                                          )



SIGNED for and on behalf of                  )
BANK OF NOVA SCOTIA                          )   /s/ John Leftley
by:                                          )



SIGNED for and on behalf of                  )
BANKERS TRUST COMPANY                        )   /s/ [illegible signature]
by:                                          )



SIGNED for and on behalf of                  )
BRITISH LINEN BANK                           )   /s/ [illegible signature]
by:                                          )



SIGNED for and on behalf of                  )
DE NATIONALE INVESTERINGSBANK N.V.           )   /s/ David French
by:                                          )

SIGNED for and on behalf of                  )
BANQUE ARTESIA NEDERLAND N.V.                )   /s/ David French
by:                                          )



SIGNED for and on behalf of                  )
BANK OF SCOTLAND                             )   /s/ David French
by:                                          )


THE AGENT
---------

SIGNED for and on behalf of                  )
THE TORONTO-DOMINION BANK                    )   /s/ David French
by:                                          )


THE SECURITY TRUSTEE
--------------------

SIGNED for and on behalf of                  )
THE TORONTO-DOMINION BANK                    )   /s/ David French
by:                                          )

                                  Appendix 1
                                  ----------

                   Amended and Restated Principal Agreement
                   ----------------------------------------


                                LOAN AGREEMENT
                                     for a
          NLG 1,100,000,000 MULTI-CURRENCY REVOLVING CREDIT FACILITY

                                      to
                     UNITED PAN-EUROPE COMMUNICATIONS N.V.
                        AND CERTAIN OF ITS SUBSIDIARIES

                                 Guaranteed by
                            CERTAIN SUBSIDIARIES OF
                     UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                  Arranged by

                           THE TORONTO-DOMINION BANK

                                     Agent

                           THE TORONTO-DOMINION BANK

                               Security Trustee

                           THE TORONTO-DOMINION BANK







                                  Norton Rose
                                    London

                                   CONTENTS

CLAUSE                                      HEADING                                     PAGE
1        Purpose and definitions...................................................        1
         1.1      Purpose..........................................................        1
         1.2      Definitions......................................................        2
         1.3      Headings.........................................................       24
         1.4      Construction of certain terms....................................       24
         1.5      Majority Banks...................................................       25
         1.6      Agent's opinion..................................................       26

2        The Facility..............................................................       27
         2.1      Amount...........................................................       27
         2.2      Obligations several..............................................       27
         2.3      Interests several................................................       27
         2.4      Telekabel Wien's interests several...............................       27

3        Conditions................................................................       28
         3.1      Documents and evidence...........................................       28
         3.2      General conditions precedent.....................................       28
         3.3      Waiver of conditions precedent...................................       29
         3.4      Notification.....................................................       29
         3.5      New Janco........................................................       29
         3.6      Conditions subsequent............................................       30

4        Advances; Currencies......................................................       32
         4.1      Maximum Outstandings.............................................       32
         4.2      Drawdown.........................................................       33
         4.3      Amount and Term..................................................       33
         4.4      Selection of currencies..........................................       33
         4.5      Limit on currencies; non-availability............................       33
         4.6      Currency Amounts.................................................       34
         4.7      Notification to Banks............................................       34
         4.8      Application of proceeds..........................................       34
         4.9      Initial Advances.................................................       34
         4.10     Philips Advance..................................................       36
         4.11     Telekabel Bond...................................................       36
         4.12     Subsidiary Drawings..............................................       37
         4.13     Refinancing the Janco Loan Agreement.............................       37
         4.14     Telekabel Notes..................................................       38

5        Interest; alternative interest rates......................................       38
         5.1      Normal interest rate.............................................       38
         5.2      Applicable Margin................................................       39
         5.3      Interest for late payment........................................       39
         5.4      Notification of interest rate....................................       40

         5.5      Reference Bank quotations..........................................     40
         5.6      Market disruption; non-availability................................     40

6        Repayment, prepayment and cancellation......................................     42
         6.1      Repayment..........................................................     42
         6.2      Voluntary prepayment...............................................     42
         6.3      Additional voluntary prepayment....................................     42
         6.4      Amounts payable on prepayment......................................     42
         6.5      Mandatory prepayment, Excess Cash Flow recapture and cancellation..     43
         6.6      Notice of prepayment...............................................     46
         6.7      Cancellation of Commitments........................................     46
         6.8      Reduction of Total Commitments.....................................     46
         6.9      Termination of Commitments.........................................     47

7        Fees and expenses...........................................................     48
         7.1      Fees...............................................................     48
         7.2      Expenses...........................................................     48
         7.3      Value Added Tax....................................................     49
         7.4      Stamp and other duties.............................................     49

8        Payments and Taxes; accounts and calculations...............................     50
         8.1      No set-off or counterclaim; distribution to the Banks..............     50
         8.2      Payments by the Banks..............................................     50
         8.3      Non-Banking Days...................................................     50
         8.4      Agent may assume receipt...........................................     50
         8.5      Grossing-up for Taxes..............................................     51
         8.6      Qualifying Banks...................................................     51
         8.7      Claw-back of Tax benefit...........................................     51
         8.8      Certification to secure a Tax benefit..............................     52
         8.9      Bank accounts......................................................     53
         8.10     Partial payments...................................................     53
         8.11     Calculations.......................................................     54
         8.12     Certificates conclusive............................................     54
         8.13     Effect of monetary union...........................................     54

9        Guarantee...................................................................     56
         9.1      Limits of Guarantee................................................     56
         9.2      Covenant to pay....................................................     57
         9.3      Guarantors as principal debtors; indemnity.........................     57
         9.4      No security taken by Guarantors....................................     57
         9.5      Interest...........................................................     58
         9.6      Continuing security and other matters..............................     58
         9.7      New accounts.......................................................     58
         9.8      Liability unconditional............................................     58
         9.9      Collateral Instruments.............................................     59
         9.10     Waiver of Guarantors' rights.......................................     59
         9.11     Suspense accounts..................................................     60
         9.12     Settlements conditional............................................     60
         9.13     Guarantors to deliver up certain property..........................     60

         9.14     Retention of this guarantee........................................     60
         9.15     Changes in constitution or reorganisations of Banks................     61
         9.16     Other Guarantors...................................................     61
         9.17     Acceding Guarantors and New Janco..................................     61

10       Representations and warranties..............................................     63
         10.1     Repeated representations and warranties............................     63
         10.2     Further representations and warranties.............................     66
         10.3     Repetition.........................................................     68

11       Undertakings................................................................     70
         11.1     Positive Covenants.................................................     70
         11.2     Negative Covenants.................................................     82

12       Financial covenants.........................................................     92
         12.1     Pre Philips Advance Covenants......................................     92
         12.2     Post Philips Advance Covenants.....................................     92
         12.3     Auditors certificate...............................................     94

13       Events of Default...........................................................     96
         13.1     Events of default..................................................     96
         13.2     Acceleration.......................................................    103
         13.3     Demand basis.......................................................    103

14       Indemnities.................................................................    104
         14.1     Miscellaneous indemnities..........................................    104
         14.2     Currency of account; currency indemnity............................    104
         14.3     Environmental indemnity............................................    105

15       Unlawfulness and increased costs; mitigation................................    106
         15.1     Unlawfulness.......................................................    106
         15.2     Increased costs....................................................    106
         15.3     Exceptions.........................................................    107
         15.4     Mitigation.........................................................    108

16       Set-off and pro rata payments...............................................    109
         16.1     Set-off............................................................    109
         16.2     Pro rata payments..................................................    109
         16.3     No release.........................................................    110
         16.4     No charge..........................................................    110

17       Assignment, substitution and lending offices................................    111
         17.1     Benefit and burden.................................................    111
         17.2     No assignment by Obligors..........................................    111
         17.3     Substitution.......................................................    111
         17.4     Reliance on Substitution Certificate...............................    112
         17.5     Authorisation of Agent.............................................    112
         17.6     Construction of certain references.................................    112
         17.7     Lending offices....................................................    112

         17.8     Disclosure of information..........................................    112

18       Arranger, Agent, Security Trustee and Reference Banks.......................    114
         18.1     Appointment of Agent...............................................    114
         18.2     Agent's actions....................................................    114
         18.3     Agent's duties.....................................................    114
         18.4     Agent's rights.....................................................    115
         18.5     No liability of Arranger, Security Trustee and Agent...............    116
         18.6     Non-reliance on Arranger, Security Trustee or Agent................    117
         18.7     No Responsibility on Arranger, Security Trustee or Agent for
                  any Obligor's performance..........................................    117
         18.8     Reliance on documents and professional advice......................    118
         18.9     Other dealings.....................................................    118
         18.10    Rights of Agent as Bank; no partnership............................    118
         18.11    Amendments; waivers................................................    118
         18.12    Reimbursement and indemnity by Banks...............................    119
         18.13    Retirement of Agent................................................    120
         18.14    Change of Reference Banks..........................................    120
         18.15    Prompt distribution of proceeds....................................    121

19       Notices and other matters...................................................    122
         19.1     Notices............................................................    122
         19.2     Notices through the Agent..........................................    123
         19.3     No implied waivers, remedies cumulative............................    123
         19.4     English translations...............................................    123
         19.5     Counterparts.......................................................    123
         19.6     No breach of Austrian Agreements...................................    123

20       Governing law and jurisdiction..............................................    125
         20.1     Law................................................................    125
         20.2     Submission to jurisdiction.........................................    125
         20.3     Agent for service of process.......................................    125


Schedule

1        Part A - The Banks and their Commitments....................................    126

         Part B - Restricted Subsidiaries and Original Guarantors....................    130

         Part C - Borrowers..........................................................    131

2        Form of Drawdown Notice.....................................................    132

3        Part A - documents and evidence required  as conditions
         precedent to first Advance..................................................    134

         Part B - Documents and evidence required  as conditions
         precedent to Philips Advance................................................    138

         Part C - Documents and evidence required as conditions precedent to the first
         Advance made to the Norwegian Borrowers  if at that time the Norwegian
         Merger has occurred.........................................................    139

         Part D - Documents and evidence required as conditions precedent to the first Advance made to the Norwegian Borrowers  if at that time the Norwegian
         Merger has not occurred.....................................................    141

4        Calculation of Additional Cost..............................................    143

5        Form of Substitution Certificate............................................    145

6        Part A - Compliance Certificate to be delivered by an Authorised
         Officer of the Parent......................................................     148

         Part B - Compliance Certificate to be delivered by the auditors
         of the Restricted Group....................................................     150

7        Licences....................................................................    152

8        Form of Deed of Subordination...............................................    155

9        Principal Agreements........................................................    171

10       Part A - Deed of Guarantor Accession........................................    172

         Part B - Documents and Evidence to be delivered by an Acceding Guarantor....    174

11       Part A - Deed of Borrower Accession.........................................    176

         Part B - Documents and Evidence to be delivered by New Janco................    177

12       [Intentionally left blank]..................................................    179

13       Part A - Norwegian Security Documents.......................................    180

         Part B - Norwegian Security Documents (if at  the relevant time the
         Norwegian Merger has occurred).............................................     187

14       Form of Telekabel Note......................................................    188

THIS AGREEMENT is dated 8th October 1997 (as subsequently amended) and is made
BETWEEN:

(1)  UNITED PAN-EUROPE COMMUNICATIONS N.V. as Parent and a Borrower;

(2)  THE ENTITIES listed in part C of schedule 1 as Borrowers;

(3)  THE ENTITIES listed in part B of schedule 1 as Guarantors;

(4)  THE TORONTO-DOMINION BANK as Arranger;

(5) THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part A of schedule 1;

(6)  THE TORONTO-DOMINION BANK as Agent; and

(7)  THE TORONTO-DOMINION BANK as Security Trustee.

IT IS AGREED as follows:

1    PURPOSE AND DEFINITIONS
     -----------------------

1.1  Purpose
     -------

     (a) This Agreement sets out the terms and conditions upon and subject to which the Banks agree, according to their several obligations, to make available to the Borrowers a revolving credit facility of up to NLG 1,100,000,000 or its equivalent in Optional Currencies to be used for the purpose of (i) general corporate purposes of the Restricted Group,
          (ii) refinancing and cancellation of the Existing UPC Facility (iii) refinancing in part the ASLK Facility, (iv) refinancing and cancellation of the Existing Norkabel Facility, (v) payments to be made at the closing of the Philips Transaction in accordance with and as contemplated by the Securities Purchase and Conversion Agreement in an amount equal to (A) the principal and accrued but unpaid interest of the UPC PIK Notes and (B) certain fees in connection with the Philips Transaction, (vi) financing future investments and working capital needs of the Restricted Group (subject to the provisions of this Agreement), (vii) refinancing certain Indebtedness owed by members of the Restricted Group to the Parent and (viii) financing expenses incurred in connection with the Facility. For the avoidance of doubt the Facility may not be used to make any payments of principal, interest or other charges under the Bridge Facility. Furthermore, the aggregate amount to be made available by the Banks to the Norwegian Borrowers shall not exceed the Norwegian Loan Amount; and

     (b) For the purposes of this Agreement the revolving credit facility shall only be made available to Telekabel Wien by way of loans against the issue by Telekabel Wien of Telekabel Notes within the overall limit of the

          Facility and, without prejudice to the foregoing, Telekabel Wien shall, subject to the approval of the managing board of Telekabel Wien of the amount of such borrowing, be permitted to borrow by way of loans against the issue of Telekabel Notes upon and subject to the terms of this Agreement, a sum of up to Austrian Schillings 1,700,000,000 or such greater amount as shall be agreed upon by the supervisory board of Telekabel Wien from time to time. Except (i) in the possible case of loans to CNA and (ii) loans to other members of the Restricted Group incorporated in Austria in amounts not exceeding its Distributable Profits at the time thereof, Telekabel Wien shall not use such borrowings for the purpose of providing loans to any member of the Restricted Group or any other person.: The possibility to grant loans does not constitute an obligation to that extent and any loans may be granted by Telekabel Wien in accordance with Austrian law.

1.2  Definitions
     -----------

     In this Agreement, unless the context otherwise requires:

     "1997 BUDGET" means the budget for the Restricted Group for the period commencing on 1st January, 1997 and ending on 31st December, 1997 contained within the Management Base Case;

     "ACCEDING GUARANTORS" means those entities which have become a party to this Agreement as Guarantors pursuant to clause 9.17;

     "ADDITIONAL COST" means in relation to any period a percentage calculated for such period at an annual rate determined in accordance with schedule 4;

     "ADVANCE" means (i) (in the case of each Borrower other than Telekabel
     Wien) each borrowing of a portion of the Commitments by a Borrower by way of advance or (as the context may require) the principal amount of such borrowing for the time being and/or (ii)(in the case of Telekabel Wien) each borrowing of a portion of the Commitments by Telekabel Wien against the issue by Telekabel Wien of a Telekabel Note or (as the context may require) the principal amount of such Telekabel Note for the time being outstanding;

     "AGENT" means The Toronto-Dominion Bank of Triton Court, 14-18 Finsbury Square, London EC2A 1DB or such other person as may be appointed agent for the Banks pursuant to clause 18.13;

     "ANNUAL BUDGET" means a budget in respect of the Restricted Group for each financial year containing information of a substantially similar type and to a substantially similar level of detail as the 1997 Budget or containing such other information or to such other level of detail as has, at the relevant time, been approved in writing by the Agent acting on the instructions of the Majority Banks;

     "ARRANGER" means The Toronto-Dominion Bank of Triton Court, 14-18 Finsbury Square, London EC2A 1DB;

     "ASLK FACILITY" means the secured overdraft facility made available to Radio Public by ASLK Bank N.V. pursuant to an agreement between Radio Public and ASLK Bank N.V. dated 13th February 1997;

     "ASSOCIATED COMPANY" of a person means (i) any other person which is directly or indirectly controlled by, under common control with or controlling such person or (ii) any other person owning beneficially and/or legally directly or indirectly 10 per cent. or more of the equity interest in such person or 10 per cent. of whose equity interest is owned beneficially and/or legally directly or indirectly by such person. For the purposes of this definition the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person whether through the ownership of interests or voting securities, by contract or otherwise;

     "AUSTRIAN AGREEMENTS" means the following documents and agreements which have been entered into by the Telekabel Entities:

     (a) Vereinbarung (agreement on mutual relations) dated 30th November 1977 between Telekabel Wien and Kabel-TV-Wien GmbH;

     (b) Entgeltvereinbarung (agreement on details of payment), dated 23rd November 1987 between Telekabel Wien and Stadt Wien;

     (c) Programmnutzungsvereinbarung (agreement on use of television and radio programmes) dated 10th December 1987 between Telekabel Wien and Kabel-TV-Wien GmbH;

     (d) Treuhand-und Geschaftsbesorgungsvertrag (trust and agency agreement) dated 29th November 1988 between Telekabel Wien, Telekabel-Fernsehnetz Wiener Neustadt/Neunkirchen Betriebsgesellschaft mbh and Philips Data Systems GmbH;

     (e) Kostenvergutung (reimbursement of costs agreement) dated 27th July 1994 by Telekabel Wien in favour of Kabel-TV Wiener
          Neustadt/Neunkirchen GmbH;

     (f) Syndikatsvereinbarung (shareholders agreement) dated 28th June 1995 between Osterreichische Philips Industrie GmbH, CNA and Kabel-TV-Wien GmbH;

     (g) Geschaftsordnung (internal organisational rules) Telekabel Wien GmbH dated 28th June 1995 between Osterreichische Philips Industrie GmbH, CNA and Kabel-TV-Wien GmbH;

     (h) Entgeltvereinbarung (agreement on details of payment) dated 9th February 1988 between Telekabel Graz GmbH and Grazer Kabel-TV GmbH;

     (i) Grundsatzvereinbarung (basic agreement on mutual relations) dated 30th November 1977 entered into between Osterreichische Philips Industrie GmbH and Kabel-TV-Wien GmbH;

     (j) Dividendengarantie (guarantee of dividends) dated 30th November 1987 entered into by Osterreichische Philips Industrie GmbH in favour of Kabel-TV-Wien GmbH;

     (k) Grundsatzvereinbarung (basic agreement on mutual relations and operations of project company (Telekabel Graz GmbH)) dated 5th May 1983 entered into between Osterreichische Philips Industrie GmbH and Grazer Kabel-TV GmbH;

     (l) Dividendengarantie (guarantee of dividends) dated 14th November 1988 entered into by Osterreichische Philips Industrie GmbH in favour of Grazer Kabel-TV GmbH;

     (m) Grundsatzvereinbarung (basic agreement on mutual relations and operation of Telekabel Klagenfurt GmbH) dated 6th August 1979 entered into between Osterreichische Philips Industrie GmbH and
          Landeshauptstadt Klagenfurt;

     (n) Dividendengarantie (guarantee of dividends) dated 18th December 1990 entered into by Osterreichische Philips Industrie GmbH in favour of Landeshauptstadt Klagenfurt;

     (o) Grundsatzvereinbarung (basic agreement on mutual relations and operation of Telekabel-Fernsehnetz Region Buden Betriebsgesellschaft
          mbH) dated 18th February 1980 entered into between Osterreichische Philips Industrie GmbH and Kabel-TV Sud GmbH;

     (p) Grundsatzvereinbarung (basic agreement on mutual relations and operation of Telekabel-Fernsehnetz Wiener Neustadt/Neunkirchen Gesellschaft mbH) dated 23rd May 1979 entered into between Osterreichische Philips Industrie GmbH and Kabel-TV Wiener Neustadt GmbH; and

     (q) Vereinbarung (agreement relating to remunerating Dr. Alfreda Bergmann-Fiala) dated 30th November 1993 entered into between Telekabel Wien and Kabel-TV-Wien GmbH;

     "AUSTRIAN LICENCES" means those licences specified as Austrian Licences in schedule 7;

     "AUSTRIAN SECURITY DOCUMENT" means the pledge over receivables given to the Security Trustee by Telekabel Wien in the agreed form and, for the avoidance of doubt, includes any documents supplemental to such pledge;

     "AUTHORISED OFFICER" means that officer or officers of the Parent authorised to sign Compliance Certificates, Drawdown Notices and other notices, requests, or confirmations referred to in this Agreement or relating to the Facility;

     "AVAILABILITY PERIOD" means the period from the date of this Agreement and ending on whichever is the earlier of (i) the Termination Date or (ii) the date on which (a) the Parent cancels the whole of the undrawn Commitments under clause 6 or (b) the Total Commitments are reduced to zero pursuant to clause 6, 13.2 or 15.1;

     "AVAILABLE FACILITY AMOUNT" means at any time the amount by which the Total Commitments exceed the aggregate Guilder Amount of all Advances outstanding at such time;

     "BANKING DAY" means a day (other than Saturday or Sunday) on which dealings in deposits in Guilders or the relevant Optional Currency are carried on in the London Interbank Market and (if any calculations in respect of, or transfer of funds in, Guilders and/or an Optional Currency is required to be made on such day) on which banks and foreign exchange markets are open for business in the City of London and Amsterdam or the principal financial centre in the jurisdiction of the Optional Currency concerned;

     "BANKS" means the banks and financial institutions listed in part A of schedule 1 and includes their successors in title and Substitutes;

     "BELGIAN FRANCS" and "BEF" means the lawful currency for the time being of Belgium;

     "BELGIAN LICENCES" means those licences specified as Belgian Licences in schedule 7;

     "BELMARKEN FUNDING ARRANGEMENTS" means (i) the loan of part of the net proceeds of the Initial Equity Raise made or to be made by the Parent to the Bridge Borrower and/or the purchase by the Parent of all or any of the Belmarken UIH Shares from the Bridge Borrower at fair market value, to the extent that the aggregate of the principal amount of such loan and/or the consideration paid for the Belmarken UIH Shares does not exceed all amounts, including principal and interest, outstanding under the Bridge Facility and (ii) the acquisition by the Parent of all or any of the Belmarken UIH Shares from the Bridge Borrower at fair market value in satisfaction pro tanto of the Bridge Borrower's obligations under the Bridge Borrower Loan Agreement in its original terms;

     "BELMARKEN UIH SHARES" means 2784620 fully paid and non-assessable shares of the Class A Common Stock par value $0.01 per share in UIH owned by the Bridge Borrower;

     "BORROWED MONEY" means Indebtedness in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture or similar debt instrument, (iii) acceptance or documentary credit facilities,
     (iv) receivables sold or discounted (otherwise than on a non-recourse basis), (v) payments for assets acquired or services supplied deferred for a period of over 90 days after the relevant assets were or are to be acquired or the relevant services were or are to be supplied, (vi) finance leases and hire purchase contracts, (vii) any other transaction (including without limitation forward sale or purchase agreements) having the commercial effect of a borrowing or raising of money or of any of (ii) to
     (vi) above and (viii) guarantees in respect of Indebtedness of any person falling within any of (i) to (vii) above (for the avoidance of doubt without double counting guarantees given by the member of the Restricted Group for the Indebtedness of another member of the Restricted Group) provided that Indebtedness which has been cash collateralised shall not be included in any calculation of Borrowed Money to the extent so cash collateralised and any item properly taken into account in determining compliance with the limits set out in clause 11.2(h) shall not also be considered to be Borrowed Money of the relevant member of the Restricted Group for the purposes of this Agreement;

     "BORROWERS" means the Parent and the other entities whose names are set out in part C of schedule 1 together with, after its accession pursuant to clause 3.5, New Janco and reference to a "Borrower" means any one of them, as the context may require provided that Telekabel Wien shall not be a Borrower for the purposes of this Agreement until the provisions of clause 3.6(b) have been complied with and provided further that, for the purposes of this Agreement, the term "BORROWER", when used in connection with Telekabel Wien, shall mean Telekabel Wien as an issuer of Telekabel Notes in accordance with the terms and conditions of this Agreement;

     "BRIDGE AGENT" means The Toronto-Dominion Bank of Triton Court, 14/18 Finsbury Square, London EC2A 1BD or such successor bank or financial institution as is appointed agent for the banks pursuant to the terms of the Bridge Facility;

     "BRIDGE BORROWER" means Belmarken Holding B.V. a limited liability company incorporated under the laws of The Netherlands with its registered office at Amsterdam and its business office at (1076EE) Amsterdam, Frederik Roeskestraat 123, The Netherlands;

     "BRIDGE BORROWER LOAN AGREEMENT" means the loan agreement dated 16th March 1998 between, inter alios, the Parent and the Bridge Borrower whereby the Parent agreed to lend up to $100,000,000 to the Bridge Borrower;

     "BRIDGE FACILITY" means the senior bridge facility made available to the Bridge Borrower pursuant to the Bridge Facility Agreement the proceeds of which (other than those to be used to fund the interest reserve) are to be used by the Bridge Borrower in satisfaction of the consideration payable to the Parent for the purchase of the interests in the Unrestricted Group pursuant to the Restructuring such proceeds to be used by the Parent for the purpose of making certain payments in connection with the Securities Purchase and Conversion Agreement;

     "BRIDGE FACILITY AGREEMENT" means the agreement entered or to be entered into between inter alios the Bridge Borrower and the Bridge Agent in relation to the Bridge Facility provided that none of the lenders under the Bridge Facility shall in any circumstances have recourse to any member of the Restricted Group or any of their respective assets unless such lenders have entered into inter-creditor arrangements with the Banks, satisfactory to all the Banks;

     "BRIDGE TERMINATION DATE" means the date upon which the Bridge Facility has been repaid in full and the commitments of the banks thereunder have been irrevocably cancelled in full, as notified by the Bridge Agent to the Agent and the Parent;

     "CABLE SYSTEMS" means the telecommunications and/or television systems constructed or to be constructed in the areas covered by the Licences and includes any part of such system and all modifications, substitutions, replacements, renewals and extensions made to such systems;

     "CABLE TV ANNUALISED NET OPERATING CASH FLOW" means, for the Restricted Group, twice the aggregate of the Cable TV Net Operating Cash Flow in respect of the most recently ended Six Month Period for the Restricted Group in respect of which Monthly Management Accounts have been delivered to the Agent under this Agreement;

     "CABLE TV NET OPERATING CASH FLOW" means in respect of each Six Month Period or financial year of the Restricted Group, the aggregate of (i) the aggregate of the Net Operating Cash Flow of each of the Restricted Subsidiaries referable solely to their respective cable television businesses and (ii) the unconsolidated Net Operating Cash Flow of the Parent adjusted by adding back 50 per cent. of the overhead costs incurred by the Parent, as determined in accordance with GAAP and as shown in the financial statements for such Six Month Period or financial year prepared and delivered to the Agent under this Agreement;

     "CALL OPTION AGREEMENT" means the call option agreement dated 8th January 1997 and made between the Parent and HMC;

     "CNA" means Cable Networks Austria Holding b.v., a limited liability company incorporated under the laws of the Netherlands with its registered office at Amsterdam and its business office at (1076EE) Amsterdam, Fredrik Roeskestraat 123, The Netherlands;

     "CNA SHARE SECURITY" means the share pledge to be given to the Security Trustee by the Parent in respect of its shareholding in CNA in the agreed form;

     "COLLATERAL INSTRUMENTS" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any Indebtedness or liabilities under this Agreement and includes Encumbrances;

     "COMMITMENT" means, in relation to a Bank, at any relevant time the amount set opposite its name in part A of schedule 1 and/or, in the case of a Substitute, the amount novated as specified in the relevant Substitution Certificate, as reduced, in each case, by any relevant term of this Agreement and so that, if at such time the Total Commitments have been reduced to zero, references to a Bank's Commitment shall be construed as a reference to that Bank's Commitment immediately prior to such reduction to zero;

     "COMPLETION OF THE INITIAL EQUITY RAISE" means:

     (i) the listing of ordinary shares of the Parent on the Amsterdam Stock Exchange and/or the registration of American Depositary Shares representing a number of ordinary shares of the Parent or rights thereto on the NASDAQ National Market Systems; and

     (ii) the receipt by the Parent in cash of the net proceeds of the private placement of ordinary shares fully paid of the Parent (other than pursuant to the transaction described in clause 6.5 (D)(vii), provided that (i) shall not apply if there is not an initial public offering of shares in the Parent and (ii) shall not apply if there is not a private placement of shares in the Parent;

     "COMPLIANCE CERTIFICATE" means either (i) a certificate substantially in the form set out in schedule 6A in relation to the compliance (or otherwise) with the undertakings in clause 12 issued by the Authorised Officer of the Parent in relation to quarterly financial statements or (ii) a certificate substantially in the form of schedule 6B in relation to the compliance (or otherwise) with the undertakings in clause 12 issued by the auditors of the Parent in relation to annual financial statements;

     "CONTRIBUTION" means, in relation to a Bank, the principal amount of the Advances owing to such Bank at any relevant time;

     "DEED OF BORROWER ACCESSION" means the deed to be executed and delivered by each entity which is to accede to this Agreement as a Borrower, each substantially in the form of schedule 11 part A, mutatis mutandis (or such other document as the Banks may require which has the same, or substantially the same, effect);

     "DEED OF GUARANTOR ACCESSION" means a deed to be executed and delivered by any Acceding Guarantor pursuant to clause 9.17 substantially in the form of schedule 10 part A;

     "DEED OF SUBORDINATION" means a deed of subordination to be entered into between the Security Trustee and any Relevant Person pursuant to the terms of this Agreement substantially in the form of schedule 8 with such changes as are satisfactory to the Banks;

     "DEFAULT" means any Event of Default or any event or circumstance which would, upon the giving of a notice by the Agent and/or the expiry of the relevant period and/or the fulfilment of any other condition (in each case as specified in clause 13.1), constitute an Event of Default;

     "DERIVATIVES CONTRACT" means a contract, agreement or transaction which is:

     (i) a rate swap, basis swap, commodity swap, forward rate transaction, commodity option, equity (or equity or other index) swap or option, bond option, interest rate option, foreign exchange transaction, collar or floor, currency swap, currency option or any other similar transaction; and/or


     (ii) any combination of such transactions,

     in each case, whether on-exchange or otherwise;

     "DIC" means DIC Loans Ltd. a company organised and existing under the laws of the State of Israel and having its principal place of business at 14 Beth Hashoeva Lane, Tel-Aviv, Israel;

     "DISTRIBUTABLE PROFITS" means, in relation to any entity incorporated in Austria, the distributable profits of such entity as calculated in accordance with generally accepted accounting provisions prevailing in Austria which may be disbursed as dividends and for which a shareholder's resolution authorising such distribution has been passed save that, in the case of any member of the Restricted Group incorporated in Austria only, the Relevant Reserves may not be included in the calculation of distributable profits of such entity apart from by way of charges made to the profit and loss account of such entity in respect of the amortisation of the good-will represented by such Relevant Reserves and to extinguish existing negative balances on the profit and loss account of such entity;

     "DOLLARS" and "$" means the lawful currency for the time being of the United States of America;

     "DISCLOSURE LETTER" means the letter from the Parent to the Agent of even date herewith, the form and content of which have previously been approved by the Agent;

     "DRAWDOWN DATE" means the date, being a Banking Day falling with the Availability Period, on which an Advance is or is to be drawn down;

     "DRAWDOWN NOTICE" means a notice in the form or substantially in the form of schedule 2, duly completed with particulars of the relevant Advance;

     "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind securing any obligation of any person or any other arrangement having the effect of conferring rights of retention or other disposal rights over an asset (including without limitation title transfer and/or retention arrangements having a similar effect or a deposit of money with the primary intention of affording a right of set-off) and includes any agreement to create any of the foregoing but does not include liens arising in the ordinary course of trading by operation of law and not by way of contract;

     "ENVIRONMENTAL CLAIM" means any claim, notice prosecution, demand, action, official warning, abatement or other order (conditional or otherwise) relating to Environmental Matters or any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law;

     "ENVIRONMENTAL LAW" includes all or any law, statute, rule, regulation, treaty, by-law, code of practice, order, notice, demand, decision of the courts or of any governmental authority or agency or any other regulatory or other body in any jurisdiction relating to Environmental Matters;

     "ENVIRONMENTAL LICENCE" includes any permit, licence, authorisation, consent or other approval required at any time by any Environmental Law;

     "ENVIRONMENTAL MATTERS" includes (a) the generation, deposit, disposal, keeping, treatment, transportation, transmission, handling, importation, exportation, processing, collection, sorting, presence or manufacture of any waste or any Relevant Substance; (b) nuisance, noise, defective premises, health and safety at work or elsewhere; and (c) the pollution, conservation or protection of the environment (both natural and built) or of man or any living organisms supported by the environment or any other matter whatsoever affecting the environment or any part of it;

     "EVENT OF DEFAULT" means any of the events or circumstances described in clause 13.1;

     "EXCESS CASH FLOW" means the aggregate of the Net Operating Cash Flow of the Restricted Group calculated for the most recently ended financial year (beginning with the financial year ending on 31st December 2001), as shown in the relevant Compliance Certificate less (i) any interest and other charges in respect of Borrowed Money of the Restricted Group, (ii) repayments and/or prepayments of any Borrowed Money of the Restricted Group and (iii) capital expenditure of the Restricted Group, whether or not incurred, to the extent that the same is included in the Annual Budget for such period as delivered to the Agent under this Agreement, in the case of
     (i) and (ii) as were paid during such Six Month Periods;

     "EXISTING UPC FACILITY" means the US$150,000,000 revolving credit facility dated 29th January 1996 and the US$150,000,000 syndicated acquisition facility dated 15th April 1996, in each case made available to the Parent by ABN-AMRO Bank N.V.;

     "EXISTING NORKABEL FACILITY" means the NOK 540,000,000 bridge facility made available to Norkabel and its Subsidiaries by ING Bank N.V. pursuant to an agreement dated 5th March 1997 between, inter alios, ING Bank N.V. and Norkabel;

     "FACILITY" means the revolving credit facility (including in the case of Telekabel Wien, the facility permitting Telekabel Wien to borrow the Commitments against the issue of Telekabel Notes) granted by the Banks to the Borrowers under this Agreement;

     "FINANCE DOCUMENTS" means this Agreement and the Security Documents and the Interest Rate Hedging Arrangements (as defined in the Security Trust Deed);

     "GAAP" means generally accepted accounting principles and practices in the Netherlands;

     "GUARANTEE" means the guarantee of the Guarantors contained in clause 9 and includes each separate or independent stipulation or agreement by the Guarantors contained in clause 9;

     "GUARANTEED LIABILITIES" means all moneys, obligations and liabilities expressed to be guaranteed by the Guarantors in clause 9.2;

     "GUARANTORS" means (i) the Original Guarantors and (ii) the Acceding Guarantors Provided always that Radio Public shall not be a Guarantor for the purposes of this Agreement until such time as it shall have amended its Articles of Association to a form acceptable to the Agent in accordance with clause 11.1(aa) which form permits Radio Public to give the Guarantee (subject to the limits set out in clause 9.1);

     "GUILDER AMOUNT" means (a) in relation to an Advance to be drawn down in Guilders, the amount in Guilders so drawn down and (b) in relation to an Advance to be drawn down in an Optional Currency, the amount in Guilders which would be required to purchase the principal amount of that Advance as determined in accordance with clause 4.6, in each case as reduced by any repayment or prepayment under this Agreement;

     "GUILDERS" and "NLG" mean the lawful currency for the time being of the Netherlands and in respect of all payments to be made under this Agreement in Guilders mean immediately available, freely transferable cleared funds;

     "HMC" means Helsinki Media Company Oy;

     "HOLDING COMPANY" in relation to a person, means an entity of which that person is a Subsidiary;

     "INCAPACITY" means, in relation to a person, the insolvency, liquidation, dissolution, winding-up, administration, receivership or other incapacity of that person whatsoever (and in the case of a partnership, includes the termination or change in composition of the partnership);

     "INDEBTEDNESS" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

     "INFORMATION MEMORANDUM" means the Information Memorandum dated 9th September, 1997 and any subsequent update approved by the Parent distributed by the Arranger at the request of the Parent in connection with this Agreement;

     "INITIAL EQUITY RAISE" means (i) the initial public offering of ordinary shares fully paid of the Parent and/or American Depositary Shares representing a number of the ordinary shares of the Parent or rights thereto and/or (ii) the private placement of new ordinary shares fully paid of the Parent (other than pursuant to the transaction described in clause 6.5(D)(vii));

     "INTELLECTUAL PROPERTY RIGHTS" means any patent, trademark, service mark, registered design, trade name or copyright required to carry on the business of any member of the Restricted Group;

     "JANCO" means Janco Kabel-TV A/S (now known as Janco Multicom A/S), a corporation incorporated in Norway (organisation no. 919 394 056) having its corporate seat at Ensjoveien 7, 0655 Oslo, Norway or, following the Norwegian Merger, the successor entity of Janco Kabel-TV A/S;

     "JANCO LOAN AGREEMENT" means the loan agreement dated 18th June 1997 made between the Parent and Janco in the amount of NOK 571,000,000;

     "LIBOR" means, in relation to a particular period, the arithmetic mean (rounded upwards, if necessary, to five decimal places) of the London interbank offered rates for deposits of the currency in question for a period equal to such period at or about 11 a.m. on the Quotation Date for such period as displayed on the relevant page of the Reuter Monitor Money Rates Service (or such other page as may replace such page on such service for the purpose of displaying London interbank offered rates of leading banks for deposits of that currency) or, if on such date the offered rates for the relevant period of fewer than two leading banks are so displayed, the arithmetic mean (rounded upwards, if necessary, to five decimal places) of such rates quoted to the Agent by each of the Reference Banks at the request of the Agent;

     "LICENCES" means the Belgian Licences, the Austrian Licences and the Norwegian Licences and, if applicable, any other licences, franchises and permits issued to any member of the Restricted Group under any Telecommunications and Cable Laws;

     "LOAN" means the aggregate principal amount owing to the Banks under this Agreement at any relevant time (including, for the avoidance of doubt, the aggregate principal amount of all Telekabel Notes which are then issued and outstanding);

     "MAJORITY BANKS" means at any relevant time Banks (a) the aggregate of whose Contributions exceeds 662/3 per cent of the Advances or (b) (if no principal amounts are outstanding under this Agreement) the aggregate of whose Commitments exceeds 662/3 per cent of the Total Commitments;

     "MANAGEMENT BASE CASE" means the management base case financial and operational projections for the Restricted Group produced by the Parent in the form approved by the Agent prior to the date of this Agreement;

     "MARGIN" means the rate per annum calculated in accordance with clause 5;

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of the members of the Restricted Group (taken as a whole) or the Parent to perform all or any of their or its respective material obligations under or otherwise comply with the terms of this Agreement or any Security Document;

     "MONTH" or "MONTHS" means a period beginning in one calendar month and ending in the relevant later calendar month on the day numerically corresponding to the day of the calendar month in which it started, provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such later calendar month and (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in such later calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "MONTHLY" shall be construed accordingly;

     "MATURITY DATE" means, subject to clause 8.3, in relation to an Advance, the last day of its Term;

     "MONTHLY MANAGEMENT ACCOUNTS" means the monthly management accounts of the Restricted Group to be delivered (or which may be delivered) to the Agent pursuant to clause 11.1 in a form and to accounting policies consistent with the Management Base Case and containing information of a substantially similar type as is required by such form;

     "NECESSARY AUTHORISATIONS" means all approvals, authorisations and licences (other than the Licences) from, all rights granted by and all filings, registrations and agreements with any person including, without limitation, any government or other regulatory authority necessary in order to enable each member of the Restricted Group to carry on such business as may be permitted by the terms of this Agreement and which is carried on at the relevant time;

     "NET DERIVATIVES LIABILITY" means, at any time, the net liability (if any) at such time of the Parent and its Subsidiaries taken as a whole in respect of Derivatives

     Contracts determined by reference to the amounts (as determined by the Agent), which would be payable or receivable by the Parent and its Subsidiaries if all Derivatives Contracts to which the Parent and its Subsidiaries were party at such time were terminated at such time and replaced by the obligation to make a payment reflecting the economic burden or value to the Parent or the relevant Subsidiary of the payment flows under those Derivatives Contracts remaining at the time of termination;

     "NET INCOME" means, in relation to any member of the Restricted Group for any Six Month Period or any financial year, the net profit after Taxes of such member of the Restricted Group arising out of the use and operation of its Cable System for such Six Month Period or financial year, as determined in accordance with GAAP and as shown in the financial statements for such Six Month Period or financial year prepared and delivered to the Agent pursuant to clause 11.1;

     "NET OPERATING CASH FLOW" means in respect of each Six Month Period or financial year of any member of the Restricted Group, the Net Income of such member of the Restricted Group (plus any depreciation, amortisation, other non-cash charges (such as deferred taxes) and interest and other charges in respect of Borrowed Money) for such Six Month Period adjusted as follows:

     (a) minus extraordinary income of such member of the Restricted Group for such Six Months Period;

     (b) minus any interest income of such member of the Restricted Group for such Six Months Period;

     (c) minus all sums constituting management fees accrued but not received in cash in respect of such Six Month Period to such member of the Restricted Group by any member of the Unrestricted Group or by any Relevant Person; and

     (d) minus any profits or losses attributable to the interest of such member of the Restricted Group in any member of the Unrestricted Group as determined in accordance with GAAP and as shown in the financial statements for such Six Month Period or such financial year prepared and delivered to the Agent pursuant to clause 11.1;

     "NEW JANCO" shall have the meaning ascribed to such term in clause 11.2(b);

     "NEW NORKABEL" shall have the meaning ascribed to such term in clause 11.2(b);

     "NORKABEL" means Norkabelgruppen A/S, a corporation incorporated in Norway (organisation no. 947 029 150) and having its corporate seat at Soerkedalsveien 6, N-0305 Oslo, Norway, whose rights and obligations under this Agreement are to be assumed by New Janco after the Norwegian Merger;

     "NORWEGIAN BORROWERS" means Norkabel and New Janco;

     "NORWEGIAN KRONE" and "NOK" means the lawful currency for the time being of Norway;

     "NORWEGIAN I/C INDEBTEDNESS" means the indebtedness of Norkabel under the unsecured promissory note in the principal amount of $70,780,401.40 issued by Norkabel on 26 October 1995 as amended pursuant to an amendment agreement dated 5th March 1997;

     "NORWEGIAN LICENCES" means any licence required from Norwegian public authorities in order for Norkabel, Janco or New Janco (or any of their Subsidiaries) to operate their Cable Systems;

     "NORWEGIAN LOAN AMOUNT" means the maximum of NLG 350,000,000 or the equivalent in Optional Currencies to be lent by the Banks to the Norwegian Borrowers for the purpose of (i) refinancing and cancellation of the Existing Norkabel Facility, (ii) refinancing the Janco Loan Agreement in accordance with the terms of this Agreement and (iii) general corporate purposes and working capital of the Norwegian Borrowers;

     "NORWEGIAN MERGER" means:

     (a) the merger of Norkabelgruppen A/S, Norkabel A/S and Oslo Kabelanlegg A/S to form New Norkabel; and

     (b)  the merger of New Norkabel with Janco Kabel-TV A/S to form New Janco;

     "NORWEGIAN SECURITY DOCUMENTS" means the documents listed in schedule 13;

     "NORWEGIAN SHARE SECURITY" means the share pledge given to the Security Trustee by the Parent in respect of its shareholding in Janco (and, after the Norwegian Merger, New Janco) and, if any Advances are made to any Norwegian Borrower or if the Philips Advance is made prior to the Norwegian Merger, the share pledge given to the Security Trustee (i) by Janco in respect of its shareholding in Norkabel and (ii) by Norkabel in respect of its shareholding in Norkabel A/S, Kanal 2 A/S and Oslo Kabelanlegg A/S in the agreed form;

     "OBLIGOR" means each Borrower and each Guarantor Provided that Radio Public shall not be an Obligor for the purposes of this Agreement until such time as it shall have amended its Articles of Association to a form acceptable to the Agent in accordance with clause 11.1(aa) which form permits Radio Public to give the Guarantee (subject to the limits set out in clause 9.1) and Provided that Telekabel Wien shall not be an Original Guarantor for the purposes of this Agreement until the provisions of clause 3.6(b) have been complied with;

     "OPTION AGREEMENTS" means the Put Option Agreement and the Call Option Agreement;

     "OPTION DATE" means either (i) the date (falling on or prior to 29th June, 2001) upon which the Parent exercises its rights to purchase all of the shares in Janco that are owned by HMC pursuant to the Call Option Agreement or (ii) the date (falling on or prior to 15th August, 2001) upon which HMC exercises its rights to sell all of its shares in Janco to the Parent pursuant to the Put Option Agreement, whichever is the earlier;

     "OPTIONAL CURRENCY" means any currency, other than Guilders, which is freely transferable, freely convertible into Guilders and dealt in on the London Interbank Market;

     "ORIGINAL GUARANTORS" means the Parent and those Subsidiaries of the Parent whose names, country of incorporation and principal place of business are set out in part B of schedule 1 Provided that Radio Public shall not be an Original Guarantor for the purposes of this Agreement until such time as it shall have amended its Articles of Association to a form acceptable to the Agent in accordance with clause 11.1(aa) which form permits Radio Public to give the Guarantee (subject to the limits set out in clause 9.1) and Provided that Telekabel Wien shall not be an Original Guarantor for the purposes of this Agreement until the provisions of clause 3.6(b) have been complied with;

     "PARENT" means United Pan-Europe Communications N.V. a public limited liability company incorporated under the laws of The Netherlands with its registered office at Amsterdam and its business office at (1076EE) Amsterdam, Fredrik Roeskestraat 123, The Netherlands;

     "PARENT PROMISSORY NOTE" means the promissory note dated 16th March 1998 pursuant to which UIH Europe, Inc. agreed to lend up to $100,000,000 to the Parent;

     "PERMITTED BORROWINGS" means:

     (a)  any Borrowed Money arising hereunder or under the Security Documents;

     (b) until the date of the first Advance hereunder, any Borrowed Money under the Existing UPC Facility and until the date of the first Advance to any Norwegian Borrower, any Borrowed Money under the Existing Norkabel Facility;

     (c) any Borrowed Money approved in writing by the Agent (acting on the instructions of the Majority Banks);

     (d)  any Subordinated Debt;

     (e) the unsecured loan of 100,000,000 Austrian Schillings made by Bank Austria to Telekabel Wien;

     (f) the letter of credit issued to ING Bank N.V. in relation to the Option Agreements;

     (g) any Borrowed Money arising under deferred payment agreements provided that such Borrowed Money is deferred for no longer than 180 days and is in an aggregate amount of not more than NLG 60,000,000 outstanding at any time;

     (h) any Borrowed Money where the debtor and creditor are both members of the Restricted Group provided that if the creditor is the Parent, such arrangements as may be satisfactory to the Agent are entered into so as to ensure that all of the Parent's right, title, benefit and interest in respect of such Borrowed Money is assigned to the Security Trustee;

     (i) any Borrowed Money not exceeding NLG 500,000 in aggregate owed to UIH in relation to the secondment of UIH employees to the Parent;

     (j) any deposits or prepayments constituting Borrowed Money received by a member of the Restricted Group from a subscriber for its services;

     (k) any Borrowed Money of any Unrestricted Subsidiary which becomes a Restricted Subsidiary which is existing on the date that such Unrestricted Subsidiary becomes a Restricted Subsidiary;

     (l) any Borrowed Money not falling within paragraphs (a) to (k) above (apart from (e)) and not exceeding at any time more than NLG 30,000,000 in aggregate (or its equivalent in other currencies); and

     (m) any Borrowed Money arising under the Parent Promissory Note (in its original form or as amended in accordance with proviso (y) to clause 11.2(k)(i));

     "PERMITTED DISPOSAL" means the sale by any member of the Restricted Group of any ownership interest in any member of the Unrestricted Group on bona fide arm's length commercial terms and any other disposal made by any member of the Restricted Group of interests that it has in, or of Borrowed Money it is owed by members it is owed by of the Unrestricted Group as part of the Restructuring;

     "PERMITTED ENCUMBRANCES" means:

     (a)  any Encumbrance arising hereunder or under any Security Document;

     (b) until the date of the first Advance hereunder, any Encumbrance securing the Existing UPC Facility and until the date of the first Advance to any Norwegian Borrower any Encumbrance securing the Existing Norkabel Facility;

     (c) until the date of the first Advance hereunder any Encumbrance agreed to be created by the Parent over its shares in CNA in favour of ABN AMRO Bank N.V.;

     (d) any liens arising in the ordinary course of trading by way of contract which secure Borrowed Money falling within part (g) of the definition of

          "PERMITTED BORROWINGS" above or which secure any Indebtedness under any agreement for the supply of goods or services in respect of which payment is not deferred for more than 90 days;

     (e) any Encumbrance over any asset acquired by any member of the Restricted Group after the date hereof so long as the same is discharged within six months of such acquisition;

     (f) any Encumbrance imposed by any taxation or governmental authority and which is being contested in good faith;

     (g) any Encumbrance approved in writing by the Agent (acting on the instructions of the Majority Banks); and

     (h) any Encumbrance not falling within paragraphs (a) to (g) above and securing Indebtedness in aggregate not exceeding NLG 10,000,000 or its equivalent in other currencies;

     "PERMITTED PAYMENTS" means, in so far as the same are applied by the Parent in satisfaction of the obligations of the Bridge Borrower under the Bridge
     Facility:

     (a) the proceeds of any equity share capital that has been subscribed for in the Parent for cash (other than pursuant to a public offering) on terms that the same is not redeemable or convertible into any other class of share or loan capital in any member of the Restricted Group (in either case prior to the date on which all amounts outstanding under this Agreement have been irrevocably paid in full and no amounts are capable of being so outstanding) and does not carry the right to any dividend or other distribution (unless the same is not prohibited by the application of clause 11.2(k)(i)), or on such other terms as are satisfactory to the Majority Banks;

     (b) dividends paid to members of the Restricted Group by members of the Unrestricted Group;

     (c)  Subordinated Debt made available to the Parent; and

     (d)  any other payments agreed by all of the Banks;

     "PHILIPS ADVANCE" means the Advance to be made to the Parent in accordance with the terms of this Agreement to finance in part the Philips Transaction;

     "PHILIPS TRANSACTION" means the transactions to be undertaken in accordance with and as contemplated by the terms of the Securities Purchase and Conversion Agreement;

     "PRINCIPAL AGREEMENTS" means the documents and agreements listed in schedule 9;

     "PRO-FORMA DEBT SERVICE" means the aggregate of (i) the total forecast amount of interest (calculated by reference to the rate of interest in effect in relation to the relevant Borrowed Money of the Restricted Group on the date on which the calculation falls to be made) and any other charges payable in respect of Borrowed Money of the Restricted Group in respect of the period of twelve months immediately following the date on which any calculation under this Agreement falls to be made, (ii) the principal amount of any Borrowed Money of the Restricted Group due to be repaid in accordance with the terms of such Borrowed Money during such period and (iii) the amount of dividends payable in cash in respect of any preference shares issued by the Parent;

     "PUT OPTION AGREEMENT" means the Put Option Agreement dated 8th January 1997 and made between the Parent and HMC;

     "QUALIFYING BANK" means a person, being a bank or financial institution (whether incorporated in the United Kingdom or elsewhere), which is eligible to have payments made to it by any Borrower under this Agreement without any deduction or withholding in respect of Taxes either (i) by virtue of a double taxation treaty (assuming for this purpose only that a direction or consent such as is referred to in clause 8.8 has been given), or (ii) by virtue of the fact that no such deduction or withholding is imposed in the jurisdiction to which the relevant Borrower is subject;

     "QUARTERLY MANAGEMENT ACCOUNTS" means the quarterly management accounts of the Restricted Group to be delivered (or which may be delivered) to the Agent pursuant to clause 11 in a form and to accounting policies consistent with the Management Base Case and containing information of a substantially similar type as is required by such form;

     "QUARTER DAY" means 31st March, 30th June, 30th September and 31st December in any year;

     "QUARTERLY PERIOD" means each period of approximately three months commencing on the day after a Quarter Day and ending on the next following Quarter Day;

     "QUOTATION DATE" means, in relation to a Term or other period for which LIBOR is to be determined, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits in the relevant currency for delivery on the first day of that Term or other period;

     "RADIO PUBLIC" means Radio Public S.A., a company incorporated in Belgium and having its registered office at 140, avenue Chazaal, 1030 Brussels, Belgium, registered in the register of commerce of Brussels under no. 69,463 and in the register of commerce of Leuven under no. 44697;

     "RADIO PUBLIC BOND" means the registered loan bonds issued by Radio Public on 17th July 1995 with an aggregate nominal amount of BEF 3,611,250,000;

     "REDUCTION DATE" means each Quarter Day during the Reduction Period beginning with 31st December 2001;

     "REDUCTION PERIOD" means the period starting on 30th September, 2001 and ending on the Termination Date;

     "REFERENCE BANKS" means the principal London offices of the Agent, CIBC Wood Gundy Plc, HSBC Investment Bank plc and/or any other Bank appointed as such pursuant to clause 18.14;

     "RELEVANT DATE" means the earliest date after the date of the Philips Advance on which, in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period), each as demonstrated in the Compliance Certificate for the Quarterly Period ending immediately prior to such date, is less than 3:1;

     "RELEVANT JANCO PERSON" means, other than the members of the Restricted Group, any shareholder of Janco or New Janco, any Subsidiary or Associated Company of such shareholder or any Holding Company of such shareholder or any Associated Company of such Holding Company;

     "RELEVANT JURISDICTION" means each jurisdiction in which a member of the Restricted Group is incorporated or formed or in which such member of the Restricted Group has its principal place of business or owns any material assets;

     "RELEVANT PERSON" means UIH or any Subsidiary or Associated Company of UIH (other than the Parent and its Subsidiaries and any Associated Companies of the Parent which are its Associated Companies by virtue of being controlled by the Parent or the Parent owning beneficially and/or legally directly or indirectly 10 per cent. or more of the equity interest in such person);

     "RELEVANT RESERVES" means the non-restricted capital reserves of members of the Restricted Group incorporated in Austria created in mid-1995 in connection with the corporate reorganisation of those entities which reserves will be reduced during any financial year of such entity by the amount of any amortisation of goodwill, created at such time as a result of such reorganisation during such financial year;

     "RELEVANT SUBSTANCE" means any substance whatsoever (whether in a solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) or waste which is capable of causing harm to man or any other living organism supported by the environment, or damaging the environment or public health or welfare;

     "RELEVANT TELEKABEL PERSON" means, other than the members of the Restricted Group, any shareholder of any Telekabel Entity, any Subsidiary or Associated Company of such shareholder or any Holding Company of such shareholder or any Associated Company of such Holding Company;

     "RESTRICTED GROUP" means the Parent and the Restricted Subsidiaries of the Parent from time to time;

     "RESTRICTED SUBSIDIARIES" means those Subsidiaries of the Parent whose names, country of incorporation and principal place of business are set out in part B of schedule 1 together with such Unrestricted Subsidiaries that have become members of the Restricted Group pursuant to clause 11.1(t);

     "RESTRUCTURING" means the proposed transfer for cash consideration (to be financed by the Bridge Facility or left outstanding on inter-company account which amounts will not be repayable to the Parent or Radio Public whilst any amounts are outstanding under the Bridge Facility Agreement) of the interests of Radio Public and the Parent in, and of the Borrowed Money owing to the Parent by, the Unrestricted Group to the Bridge Borrower on terms and conditions satisfactory to all of the Banks and, for the avoidance of doubt, if the Banks agree that the consideration may be other than cash, provided that subordination arrangements satisfactory to all the Banks and have been entered into in relation to any Indebtedness owing from the Parent to the Bridge Borrower as a result of all or part of the proceeds of the Bridge Facility being on-lent to the Parent;

     "RP SHARE SECURITY" means the share pledge given to the Security Trustee by the Parent in respect of its shareholding in Radio Public in the agreed form;

     "S.A.R." means the stock appreciation right to be issued to Philips Media Networks B.V. by the Parent as part of the consideration for the Philips Transaction in accordance with the terms of the Securities Purchase and Conversion Agreement;

     "SECURITY DOCUMENTS" means the Share Securities, the Austrian Security Document, the Norwegian Security Documents and the Security Trust Deed and all other mortgages, charges, pledges, guarantees, inter-creditor agreements or deeds and other instruments from time to time entered into in favour of the Agent and/or the Security Trustee and/or the Banks by way of guarantee or other assurance and/or security for or (in the case of inter-creditor agreements) otherwise in relation to amounts owed to the Banks, the Arranger, the Agent or the Security Trustee in respect of any Indebtedness of the Borrowers or the Guarantors under this Agreement;

     "SECURITY PROVIDERS" means those persons (other than Obligors) that have entered into any of the Security Documents from time to time;

     "SECURITIES PURCHASE AND CONVERSION AGREEMENT" means the securities purchase and conversion agreement entered or to be entered into between Philips Media B.V. (1), Philips Media Networks B.V. (2), UIH (3), Joint Venture, Inc. (4) and the Parent (5), including all exhibits and schedules thereto, in a form satisfactory to the Banks;

     "SECURITY TRUSTEE" means the Agent in its capacity as security trustee for the purposes of the Security Documents;

     "SECURITY TRUST DEED" means the Security Trust Deed entered into or to be entered into between the Banks, the Arrangers, the Agent, the Security Trustee and each Obligor;

     "SHARE SECURITIES" means the RP Share Security, the CNA Share Security and the Norwegian Share Security and such other pledges/charges over shares in any of the Obligors as may be executed in favour of the Security Trustee from time to time as security for the obligations of the Obligors under this Agreement;

     "SIX MONTH PERIOD" means each period of six months ending on the last day of a calendar month;

     "STERLING" and "(Pounds)" mean the lawful currency for the time being of the United Kingdom and in respect of all payments to be made under this Agreement in Sterling mean immediately available, freely transferable cleared funds;

     "STOCK OPTION PLAN" means the stock option plan adopted by the Parent on 13th June 1996 and administered by Stichting Administratiekantoor UPC B.V. pursuant to an agreement between Stichting Administratiekantoor UPC B.V. and the Parent dated 13th June, 1996;

     "SUBORDINATED CREDITOR" means any person who has, at any relevant time, entered into a Deed of Subordination;

     "SUBORDINATED DEBT" means at any relevant time, all Borrowed Money of the Restricted Group owed to a Subordinated Creditor;

     "SUBSIDIARY" of a person means any company or entity directly or indirectly controlled by such person, for which purpose "CONTROL" means either ownership of more than 50 per cent of the voting share capital (or equivalent right of ownership) of such company or entity or power to direct its policies and management whether by contract or otherwise;

     "SUBSTITUTE" has the meaning given to it in clause 17.3;

     "SUBSTITUTION CERTIFICATE" means a certificate substantially in the terms of schedule 5;

     "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly;

     "TELECOMMUNICATIONS AND CABLE LAWS" means all laws, statutes, regulations and judgments relating to telecommunications, cable television and data services applicable to any member of the Restricted Group and/or the business carried on by any member of the Restricted Group in any Relevant Jurisdiction;

     "TELEKABEL BOND" means the bearer bonds 1994-2003 issued by Telekabel Wien in an aggregate nominal amount of BEF 3,863,750,000;

     "TELEKABEL ENTITIES" means each of:

     (a)  Telekabel Wien;

     (b) Telekabel-Fernsehnetz Region Baden Betriebsgesellschaft m.b.H, a company incorporated in Austria with its corporate seat at A-2514 Traiskirchen, Hauptplatz 13, and with registration number FN 111149f;

     (c) Telekabel-Fernsehnetz Wiener Neustadt/Neunkirchen Betriebsgesellschaft m.b.H, a company incorporated in Austria with its corporate seat at A-2700 Wiener Neustadt, Neunkirchner Strasse 24, and with registration number FN 114170y;

     (d) Telekabel Graz Gesellschaft m.b.H, a company incorporated in Austria with its corporate seat at A-8020 Graz, Lazarettgurtel 81, and with registration number FN 55555z;

     (e) Telekabel Klagenfurt Gesellschaft m.b.H, a company incorporated in Austria, with its corporate seat at A-9020 Klagenfurt, Villacher Strasse 161 and with registration number FN 99365a; and

     (f)  CNA;

     "TELEKABEL NOTES" means the bearer bonds to be issued by Telekabel Wien in respect of each Advance made to Telekabel Wien, in the form set out in
     Schedule 14;

     "TELEKABEL WIEN" means Telekabel Wien Gesellschaft m.b.H. a company incorporated in Austria with its corporate seat at A-1100 Wien, Erlachgasse 116, and with registration number FN 84116 a;

     "TERM" means, in relation to an Advance, the period for which that Advance is, or is to be, borrowed, as specified in the Drawdown Notice for such Advance;

     "TERMINATION DATE" means 30th September, 2006;

     "TOTAL ANNUALISED NET OPERATING CASH FLOW" means twice the consolidated Net Operating Cash Flow for all of the members of the Restricted Group in respect of the most recently ended Six Month Period for the Restricted Group in respect of which Monthly Management Accounts have been delivered to the Agent under this Agreement;

     "TOTAL COMMITMENTS" means at any relevant time the total of the Commitments of all the Banks at such time;

     "TOTAL DEBT" means the principal amount of all Borrowed Money of the Restricted Group (other than Subordinated Debt made available by a Relevant Person);

     "TOTAL DEBT INTEREST CHARGES" means, in relation to any period, the total amount of all interest, fees and commissions accruing in respect of Total Debt during such period (having taken into account the effect of any relevant hedging arrangements);

     "UIH" means United International Holdings, Inc. a corporation incorporated in the State of Delaware, United States of America and having its principal place of business at 4643 South Ulster, Suite 1300, Denver, Colorado 80237 U.S.A.;

     "UNRESTRICTED GROUP" means the Unrestricted Subsidiaries and the Unrestricted Undertakings;

     "UNRESTRICTED SUBSIDIARIES" means those Subsidiaries of the Parent which are not Restricted Subsidiaries;

     "UNRESTRICTED UNDERTAKINGS" means any person (other than the Restricted Subsidiaries and Unrestricted Subsidiaries) in which UPC has the beneficial ownership of 10 per cent. or more of the equity securities of such person (either individually or as part of a group); and

     "UPC PIK NOTES" means all of the outstanding 9.96% Series A Convertible Notes due 2005 and all of the 10.03% Series B Convertible Notes due 2005 issued by the Parent to Philips Media B.V.

1.3  Headings
     --------
     Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4  Construction of certain terms
     -----------------------------
     In this Agreement, unless the context otherwise requires:

     (a) references to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;

     (b) references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as from time to time amended in accordance with its terms, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, all of the Banks or the Majority Banks (as the case may be);

     (c) references to a "REGULATION" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

     (d)  words importing the plural shall include the singular and vice versa;

     (e)  references to a time of day are to London time;

     (f) references to a "PERSON" shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any of its agencies;

     (g) references to "ASSETS" include all or part of any business, undertaking, real property, personal property, uncalled capital and any rights (whether actual or contingent, present or future) to receive, or require delivery of, any of the foregoing;

     (h) references to a "GUARANTEE" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "GUARANTEED" shall be construed accordingly;

     (i) references to the "EQUIVALENT" of an amount specified in a particular currency (the "SPECIFIED CURRENCY AMOUNT") shall be construed as a reference to the amount of the other relevant currency which can be purchased with the specified currency amount in the London foreign exchange market at or about 11 a.m. on the day on which the calculation falls to be made for spot delivery as determined by the Agent;

     (j) references to the "agreed form" means, in relation to any document, the form of such document as shall have been agreed between the Parent and the Agent (acting for and on behalf of all of the Banks);

     (k) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended; and

     (l) references to this "AGREEMENT" include (i) any supplemental agreement entered into in respect of this Agreement and (ii) all Telekabel Notes issued under this Agreement and references to sums payable under this Agreement include sums payable under all Telekabel Notes.

1.5  Majority Banks
     --------------

     Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all the Banks shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions but so that (as between the Borrowers and the Banks), once informed by the Agent that such opinion, consent, request or instructions have been given, the Borrowers shall be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.6  Agent's opinion
     ---------------

     Where this Agreement provides for the Agent's opinion to determine whether any matter would or is reasonably likely to have a Material Adverse Effect and/or a material adverse effect, as the case may be, the Agent shall act in accordance with the instructions of the Majority Banks in making such determination.

2    THE FACILITY
     ------------

2.1  Amount
     ------

     The Banks, relying upon each of the representations and warranties in clause 10 agree to lend to the Borrowers upon and subject to the terms of this Agreement the principal sum of up to NLG 1,100,000,000 or the equivalent in Optional Currencies (of which, for the avoidance of doubt, the Norwegian Borrowers may not borrow more than the Norwegian Loan Amount and which shall include, for the avoidance of doubt, the amounts borrowed by Telekabel Wien against the issue of Telekabel Notes). The obligation of each Bank under this Agreement shall be to contribute that proportion of each Advance which, as at the Drawdown Date of such Advance, its Commitment bears to the Total Commitments.

2.2  Obligations several
     -------------------

     The obligations of each Bank under this Agreement are several; the failure of any Bank to perform such obligations shall not relieve any other Bank, the Arranger, the Security Trustee, the Agent or any Obligor of any of their respective obligations or liabilities under this Agreement nor shall the Agent, the Security Trustee or the Arranger be responsible for the obligations of any Bank (except for its own obligations, if any, as a Bank) nor shall any Bank be responsible for the obligations of any other Bank under this Agreement.

2.3  Interests several
     -----------------

     Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Agent, the Security Trustee, the Arranger and the Banks are several and the amount due to the Agent (for its own account), to the Arranger, to the Security Trustee and to each Bank is a separate and independent debt. The Agent, the Security Trustee, the Arranger and each Bank shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for the Agent, the Security Trustee, the Arranger or any Bank (as the case may be) to be joined as an additional party in any proceedings for this purpose.

2.4  Telekabel Wien's interests several
     ----------------------------------

     For the avoidance of doubt, every obligation of Telekabel Wien under this Agreement is several and it is acknowledged by all parties that Telekabel Wien save for its obligations under the Guarantee, is not liable for any obligations of any other Obligor under this Agreement.

3    CONDITIONS
     ----------

3.1  Documents and evidence
     ----------------------

     (a) Subject to clause 3.1(b) and clause 3.1(c), the obligation of each Bank to make its Commitment available shall be subject to the condition that the Agent, or its duly authorised representative, shall have received, not later than two Banking Days before the day on which the first Advance is to be made, the documents and evidence specified in part A of schedule 3 in form and substance satisfactory to all of the Banks.

     (b) The obligation of each Bank to contribute to the Philips Advance is subject to the further condition that the Agent, or its duly authorised representative, shall have received, no later than three Banking Days before the day on which the Drawdown Notice in respect of the Philips Advance is given, the documents and evidence specified in part B of schedule 3 in form and substance satisfactory to all of the Banks together with either the documents and evidence set out in schedule 3 part C or schedule 3 part D each in form and substance satisfactory to all the Banks.

     (c) The obligation of each Bank to contribute to the first Advance to the Norwegian Borrowers shall be subject to the further condition that the Agent, or its duly authorised representative, shall have received, no later than three Banking Days before the day on which the Drawdown Notice in respect of such Advance is given, (i) (if the Norwegian Merger has occurred by such date), the documents and evidence specified in part C of schedule 3 or (ii) (if the Norwegian Merger has not occurred by such date) the documents and evidence set out in schedule 3 part D, in each case in form and substance satisfactory to the Banks.

3.2  General conditions precedent
     ----------------------------

     If, following the making of an Advance, the Loan will exceed the Loan immediately prior to the making of such Advance (taking into account any other Advances or part thereof scheduled to be made or repaid or prepaid on the date of such Advance) the obligation of each Bank to contribute to any Advance is subject to the further conditions that at the date of each Drawdown Notice and on each Drawdown Date:

     (a) the representations and warranties set out in clause 10.1 to be repeated in accordance with clause 10.3 are true and correct on and as of each such date as if each were made with respect to the facts and circumstances existing at such date; and

     (b) no Default shall have occurred and be continuing or would result from the making of such Advance.

     However, in the case of the drawing of an Advance which would not, if drawn, cause the aggregate Guilder Amount of Advances outstanding after such drawing to exceed the aggregate Guilder Amount of Advances outstanding prior to that drawing (after taking account of any repayment made on the date of such drawing):

     (i) clause 3.2(a) shall apply only if the incorrectness would be reasonably likely to have a material adverse effect on the ability of any Borrower to perform its obligations under this Agreement or on the financial position of the Parent and its Subsidiaries taken as a whole; and

     (ii) clause 3.2(b) shall not apply if the Term of the relevant Advance is one month.

     Nothing in this clause 3.2 shall be construed as constituting a waiver of any right of the Banks (including, without limitation, their rights under clause 13.2) arising from any Event of Default which shall have occurred and be outstanding at the time of the drawing of the relevant Advance.

3.3  Waiver of conditions precedent
     ------------------------------

     The conditions specified in this clause 3 are inserted solely for the benefit of the Banks and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all of the Banks in respect of the first Advance, the Philips Advance, and the first Advance to the Norwegian Borrowers and on the instructions of the Majority Banks with respect to any other Advances without prejudicing the right of the Agent acting on such instructions to require fulfilment of such conditions in whole or in part in respect of any other Advance.

3.4  Notification
     ------------

     The Agent shall notify the Banks and the Parent promptly after receipt by it of the documents and evidence referred to in clause 3.1 in form and substance satisfactory to it.

3.5  New Janco
     ---------

     (a) Contemporaneously with the completion of the Norwegian Merger, the Parent shall procure that New Janco and/or the Parent delivers to the Agent the documents and evidence listed in part B of schedule 11 together with such other documents, evidence and legal opinions as the Agent shall require so that New Janco assumes all obligations then owed to the Agent, the Arranger, the Security Trustee and the Banks by Norkabel provided that such obligations shall not exceed the Norwegian Loan Amount.

     (b) On confirmation by the Agent to the Banks that it has received all of the documents referred to in paragraph (a) above in form and substance satisfactory to it, New Janco shall become the sole Norwegian Borrower under this Agreement provided that it shall not be permitted to borrow in excess of the Norwegian Loan Amount and such of Norkabel and its Subsidiaries as were, prior to the date of the Norwegian Merger, Borrowers and/or Guarantors shall cease to be Borrowers and/or Guarantors under this Agreement. Delivery of a Deed of Borrower Accession executed by the Parent and New Janco constitutes confirmation by New Janco and the Parent that the representations and warranties set out in clause 10 and to be made by them on the date of the Deed of Borrower Accession are correct, as if made with reference to the facts and circumstances then existing.

           Each Bank irrevocably authorises the Agent to execute any duly executed Deed of Borrower Accession on its behalf and each other Obligor irrevocably authorises the Parent to execute any Deed of Borrower Accession on its behalf.


3.6  Conditions subsequent
     ---------------------

     The Parent undertakes to procure that:

     (a) prior to the earlier to occur of the date of the Philips Advance or the date of the first Advance made to the Norwegian Borrowers the constitutional documents of CNA shall be amended to a form satisfactory to the Agent; and

     ((b)) ((i))  resolutions of the supervisory board of Telekabel Wien shall be provided to the Agent approving the terms and conditions of this Agreement (as amended) and the Austrian Security Document on or before 12th December 1997; and

           (ii) on or before 12th December, 1997 there is delivered to the Agent the Austrian Security Document and such other documents as the Agent may require, each duly executed and delivered by Telekabel Wien, together with such other documents, evidence and legal opinions as the Agent shall require to ensure that Telekabel Wien becomes a Borrower and a Guarantor under this Agreement.

     Provided that if the Parent fails to comply with either of the above undertakings, in whole or in part, without prejudice to any other rights or remedies available to the Agent, the Security Trustee, the Arranger, the Banks (or any of them) such failure shall constitute an immediate Event of Default and the Agent shall be entitled to exercise its rights under clause
     13.2. Provided further that until such time as the undertakings set out in clause 3.6 have been complied with, save with the agreement of all of the Banks, none of the Banks shall be under any obligation to make any Advance other than the Advance referred to in clause 4.9(A).

4    ADVANCES; CURRENCIES
     --------------------

4.1  Maximum Outstandings
     --------------------

     (a) Prior to the date of the Philips Advance and subject to the provisions of clause 4.10, the principal amount of Advances outstanding under the Facility shall not exceed (i) if the first Advance to a Norwegian Borrower shall not have been made, NLG 360,000,000 or, (ii) if the first Advance to a Norwegian Borrower shall have been made, NLG 550,000,000, or, in each case, the equivalent in Optional Currencies. On each Quarter Day and each Drawdown Date prior to the date on which the Philips Advance is made, the amount of Total Debt shall not exceed five times Total Annualised Net Operating Cash Flow (as determined by reference to the most recently delivered Monthly Management Accounts at such time) and no Advances (other than the Philips Advance in accordance with the provisions of clause 4.10) shall be made if, following the making of such Advance, such limit would be exceeded.

     (b) On and from the date of the Philips Advance, the principal amount of Advances outstanding under the Facility shall not exceed NLG 1,100,000,000 or the equivalent in Optional Currencies. On each Quarter Day and each Drawdown Date falling within the period set out in column (I) below, the amount of Total Debt shall not exceed the multiple of Cable TV Annualised Net Operating Cash Flow or Total Annualised Net Operating Cash Flow, as the case may be, (each as determined by reference to the most recently delivered Monthly Management Accounts at such time) set out against such period in column (II) and column (III) below, and no Advances shall be made if, following the making of such Advance, such limit would be exceeded:

==================================================================================================
                       (I)                                  (II)                   (III)
                     Period                         Multiple of Cable TV     Multiple of Total
                                                       Annualised Net          Annualised Net
                                                    Operating Cash Flow     Operating Cash Flow
--------------------------------------------------------------------------------------------------
Up to (but excluding) Completion of the Initial
 Equity Raise                                                 7                     8.25
--------------------------------------------------------------------------------------------------
From (and including) Completion of the Initial
 Equity Raise to (and including) 30th June 1999            6.25                      7.5
--------------------------------------------------------------------------------------------------
From (and including) 1st July 1999 to (and
 including) 30th September 1999                             6.5                        8
--------------------------------------------------------------------------------------------------
From (and including) 1st October 1999 to (and              6.75                        8
 including) 31st December 1999

--------------------------------------------------------------------------------------------------
From (and including) 1st January 2000 to (and                          6                       6
 including) 31st December 2000
--------------------------------------------------------------------------------------------------
From (and including) 1st January 2001 to (and                          5                       6
 including) 31st December 2001
--------------------------------------------------------------------------------------------------
From (and including) 1st January 2002 to (and                          4                       4
 including) 31st December 2002
--------------------------------------------------------------------------------------------------
Thereafter                                                             3                       3
==================================================================================================

4.2  Drawdown
     --------

     Subject to the terms and conditions of this Agreement, an Advance shall be made available to a Borrower following receipt by the Agent from such Borrower of a Drawdown Notice not later than 10 a.m. on the third Banking Day before the proposed Drawdown Date. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in clause 5.6(a), be irrevocable.

4.3  Amount and Term
     ---------------

     Each Advance shall be:

     (a) of a Guilder Amount which is a minimum of NLG 10,000,000 and, in the case of Advances to be made in Guilders, an integral multiple of NLG 5,000,000, or the balance of the Commitments;

     (b)  denominated in one currency only; and

     (c) borrowed for a Term of one, two, three or six months (or, with the prior agreement of all of the Banks, such other period as the Parent may select) ending on or before the Termination Date.

4.4  Selection of currencies
     -----------------------

     Subject to the provisions of clause 4.5, if a Borrower so requests in the Drawdown Notice for an Advance, such Advance may be drawn down in an Optional Currency.

4.5  Limit on currencies; non-availability
     -------------------------------------

     An Advance may not be drawn down in an Optional Currency if (a) in consequence thereof there would be Advances outstanding in more than 5 different currencies or (b) any Bank reasonably determines that deposits of such Optional Currency are not readily available to such Bank in an amount comparable with such Bank's portion of the relevant Advance and so notifies the Agent not later than 3 p.m. on the third Banking Day before the proposed Drawdown Date or (c) the Agent determines after consultation with the Reference Banks (which determination shall be conclusive) at any time prior to

      10 a.m. (local time in the place of payment) on the Drawdown Date that by reason of any change in currency availability, currency exchange rates or exchange controls it is or will be impracticable for the relevant Advance to be drawn down in that Optional Currency. Accordingly, in any such event, the relevant Advance shall be drawn down in Guilders.

4.6  Currency Amounts
     ----------------

     If an Advance is to be drawn down in an Optional Currency, the Banks shall, subject to clause 3.2, advance to the relevant Borrower on drawdown of such Advance, the amount of such Optional Currency requested. The Guilder Amount of such Advance shall be the amount of Guilders (as determined by the Agent) which would be required to purchase the amount of such Optional Currency at the average of the spot rates of exchange quoted to the Agent by the Reference Banks to be ruling in the London Foreign Exchange Market for the purchase of such Optional Currency with Guilders on receipt of the relevant Drawdown Notice. If an Advance is to be drawn down in Guilders, the Banks shall, subject to clause 3.2, advance to the relevant Borrower on drawdown of such Advance, the Guilder Amount of such Advance.

4.7  Notification to Banks
     ---------------------

     As soon as practicable after receipt of a Drawdown Notice complying with the terms of this Agreement the Agent shall notify each Bank and, subject to clause 3, each of the Banks shall on the Drawdown Date make available to the Agent its portion of the relevant Advance in accordance with clause
     8.2. If an Advance is to be drawn down in an Optional Currency the amount to be advanced to the relevant Borrower under this clause 4.7 shall be the amount of such Optional Currency specified in the relevant Drawdown Notice. If an Advance is to be drawn down in Guilders, the amount to be advanced to the relevant Borrower under this clause 4.7 shall be the Guilder Amount of that Advance.

4.8  Application of proceeds
     -----------------------

     Without prejudice to the Borrowers' obligations under clause 11.1(c), or clause 4.9 and 4.10, none of the Banks, the Arranger, the Security Trustee or the Agent shall have any responsibility for the application of the proceeds of any Advance by any Borrower.

4.9  Initial Advances
     ----------------

     (A)  Refinancing the Existing UPC Facility
          -------------------------------------

          Subject to the provisions of clause 3.1(a), the Borrowers undertake to comply with the terms of this clause 4 so as to ensure that a Drawdown Notice is delivered for an Advance to be made on or before 10th October 1997 (or such other date as may be agreed by the Agent) by the Parent in an amount not less than the aggregate of the amount certified to the Parent by the Agent to be equal to the principal amount outstanding under the Existing UPC Facility together with all unpaid interest thereon and any other amounts payable in relation thereto.

          The Borrowers irrevocably authorise the Agent, and the Agent agrees, to apply that part of such Advance as is equal to the amount so certified in discharge of the Parent's obligations in respect of the Existing UPC Facility and the Agent's obligations under clause 8.2 in respect of such Advance shall be to remit the balance following such discharge (if any) to the Parent forthwith.

          Unless and until the Existing UPC Facility has been repaid in full and cancelled and all (if any) security granted in connection therewith has been unconditionally discharged in full to the satisfaction of the Agent or has been assigned or transferred to the Security Trustee, no further Advances may be made to the Borrowers hereunder.

     (B)  Refinancing the Existing Norkabel Facility
          ------------------------------------------

          Subject to the provisions of clause 3.1(a) and clause 3.1(c), the Borrowers undertake to comply with the terms of this clause 4 so as to ensure that, on the earliest of (i) the date of the Norwegian Merger,
          (ii) the date falling three Banking Days prior to the date of the Philips Advance or (iii) 12th December 1997 (or such other date as may be agreed by the Agent) a Drawdown Notice is delivered to the Agent by
          (i) (if the Norwegian Merger has not occurred) Norkabel or (ii) (if the Norwegian Merger has occurred) New Janco in an amount not less than the aggregate of the principal amount certified by the Agent to the Parent and the relevant Norwegian Borrower to be equal to the principal amount outstanding under the Existing Norkabel Facility together with all unpaid interest thereon and any other amounts payable in relation thereto.

          The Borrowers irrevocably authorise the Agent, and the Agent agrees, to apply that part of such Advance as is equal to the amount so certified in discharge of Norkabel's obligations in respect of the Existing Norkabel Facility, and the Agent's obligations under clause
          8.2 in respect of such Advance shall be to remit the balance following such discharge (if any) to the relevant Norwegian Borrower forthwith.

          After the earliest of (i) the date of the Norwegian Merger, (ii) the date falling three Banking Days prior to the date of the Philips Advance or (iii) 12th December 1997 (or such other date as may be agreed by the Agent), unless and until the Existing Norkabel Facility has been repaid in full and cancelled and all or any security granted in connection therewith has been assigned or transferred to the Security Trustee to the satisfaction of the Agent no further Advances may be made if, following the making of such Advance, the Loan would exceed the Loan immediately prior to such Advance.

4.10 Philips Advance
     ---------------

     (a) Subject to the provisions of clause 3.1(b), the Borrowers undertake to comply with the terms of this clause 4 so as to ensure that the Philips Advance is made on or before the date falling 90 days after the date of the first Advance (or such other date as may be agreed by the Agent acting on the instructions of all of the Banks) and to ensure that the Philips Advance is in an amount not less than an amount which, when aggregated with the amount of the Bridge Facility which the Bridge Borrower has used in satisfaction of the consideration payable to the Parent for the purchase of the interests in the Unrestricted Group pursuant to the Restructuring and any other funds available to the Parent (if any), is certified by the Parent to the Agent to be sufficient to consummate the Philips Transaction in accordance with the terms of the Securities Purchase and Conversion Agreement.

          The Borrowers irrevocably authorise the Agent to apply that part of the Philips Advance so certified in discharge of the Parent's obligations in respect of the Securities Purchase and Conversion Agreement and the Agent's obligations under clause 8.2 in respect of the Philips Advance shall be to remit the balance following such discharge (if any) to the Parent forthwith. Unless and until the Philips Advance has been made no further Advances may be made if, following the making of such Advance, the Loan would exceed the amount set out in clause 4.1(a).

     (b) If the Philips Advance has not been made on or before the date falling 90 days after the date of the first Advance made under the Facility (or such other date as may be agreed by the Agent acting on the instructions of all of the Banks), then the Agent (acting on the instructions of all of the Banks) and the Parent shall seek to renegotiate the terms and conditions of the Facility in good faith. If the Philips Advance has not been made on or before the date falling 180 days after the date of the first Advance (or such other date as may be agreed by the Agent acting on the instructions of all of the Banks) then there shall be an Event of Default and the Agent shall be entitled to exercise all of its rights under clause 13.2.

4.11 Telekabel Bond
     --------------

     Subject to the Agent receiving confirmation that the Telekabel Bond has been delivered to the Parent, and subject to the provisions of clause 3.6, on the date that the Philips Advance is made (or as soon as possible thereafter), the Borrowers undertake to comply with the terms of this clause 4 so as to ensure that an Advance is made to Telekabel Wien (the "TELEKABEL ADVANCE") in an amount not less than the amount equal to the principal amount outstanding under the Telekabel Bond together with all unpaid interest thereon and any other amounts payable in relation thereto.

     The Borrowers irrevocably authorise the Agent, and the Agent agrees, to apply that part of the Telekabel Advance as is equal to the amount required to redeem the Telekabel Bond in full in discharge of Telekabel Wien obligations in respect of the Telekabel Bond and the Agent's obligations under clause 8.2 in respect of such Advance shall be to remit the balance following such discharge (if any) to Telekabel Wien forthwith. Following the date of the Philips Advance unless and until the Telekabel Advance has been made, no further Advances (other than the Advance referred to in clause 4.9(B)) may be made if, following the making of such Advance, the Loan would exceed the Loan immediately prior to the making of such Advance.

4.12 Subsidiary Drawings
     -------------------

     The Parent shall not be permitted to on-lend any funds drawn down by the Parent under the Facility to Telekabel Wien or the Norwegian Borrowers without the consent of the Majority Banks. Telekabel Wien and the Norwegian Borrowers undertake that such funds as they may respectively require for the purposes set out in clause 1.1 shall be drawn by them direct from the Banks in accordance with the terms of this Agreement (provided that, in the case of the Norwegian Borrowers, the Norwegian Loan Amount shall not be exceeded).

4.13 Refinancing the Janco Loan Agreement
     ------------------------------------

     Subject to the provisions of clause 3.1 and provided that the Agent shall have received the documents and evidence specified in part B of schedule 11, the Parent shall procure that on or prior to 30th June, 2000 New Janco shall refinance the principal amount of the Indebtedness of New Janco under the Janco Loan Agreement as at the date of this Agreement by Advances under this Agreement (the "NEW JANCO ADVANCES") or, if this is not legally possible at such time, New Janco shall have entered into such other arrangements as are acceptable to the Majority Banks.

     The Borrowers irrevocably authorise the Agent, and the Agent agrees, to apply the New Janco Advances in discharge of New Janco's obligations in respect of the Janco Loan Agreement and the Agent's obligations under clause 8.2 in respect of such Advance shall be to remit the balance following such discharge (if any) to New Janco forthwith.

     The first New Janco Advance shall not be made unless the Parent has provided the Agent with a legal opinion of Norwegian counsel, acceptable to the Banks stating that the making of such New Janco Advance will not adversely affect the security position of the Banks or the liability of the Norwegian Borrower (or any remaining Norwegian Guarantors, as the case may be) under the Agreement and will not contravene any provision of Norwegian law. If the Parent is unable to provide such legal opinion, the Parent and New Janco shall enter into such other arrangements as may be acceptable to the Majority Banks.

4.14 Telekabel Notes
     ---------------

     Each borrowing of a portion of the Commitments to be made by Telekabel Wien under this Agreement shall be made against the issue by Telekabel Wien of a Telekabel Note to the Agent.

     At the same time as and together with a Drawdown Notice in connection with any such Advance to be made to Telekabel Wien, Telekabel Wien shall deliver to the Agent an original Telekabel Note the details set out in which shall correspond to the details of the Advance described in such Drawdown Notice.

     The Banks shall be under no obligation to make any funds available to Telekabel Wien unless the Agent shall have received such Telekabel Note in a form satisfactory to it.

     Telekabel Wien hereby authorises the Agent to complete the provisions in each Telekabel Note relating to the calculation of interest payable in connection therewith.

     On the condition that the relevant Telekabel Note has been duly completed and executed and provided that the conditions set out in clause 3 have been satisfied, the Banks shall contribute to the Advance to be made to Telekabel Wien against the relevant Telekabel Note in accordance with the provisions of clauses 4.2 to 4.8 (inclusive).

     The Agent shall hold each Telekabel Note for and on behalf of the Banks and shall not part with possession of such Telekabel Note without the consent of the Banks. All payments received by the Agent under any Telekabel Note shall be applied in accordance with the provisions of clause 8. For the avoidance of doubt, for the purposes of the Security Trust Deed, all indebtedness of Telekabel Wien under Telekabel Notes shall constitute "Senior Indebtedness" (as defined in the Security Trust Deed).

     The Agent shall be entitled to place all Telekabel Notes deposited with it in any safe deposit, safe or receptacle selected by the Agent and the Agent shall not be responsible for any loss incurred in connection with any such deposit.

5    INTEREST; ALTERNATIVE INTEREST RATES
     ------------------------------------

5.1  Normal interest rate
     --------------------

     The Borrowers shall pay interest on each Advance made to them on such Advance's Maturity Date (or, in the case of an Advance having a Term of more than six months, by instalments, every six months from the Drawdown Date of such Advance and on the relevant Maturity Date) at the rate per annum determined by the Agent to be the aggregate of (a) the applicable Margin, (b) (in the case of Advances in Sterling) the Additional Cost and
     (c) LIBOR.

5.2  Applicable Margin
     -----------------

(A) Subject to sub-clauses (B) and (C) below, the Margin in relation to any Advance and any unpaid sum due under this Agreement under clause 5.3 shall (subject to the proviso below) be the rate set out in column (I) below against the ratio of Total Debt to Total Annualised Net Operating Cash Flow (as shown in the most recently delivered Quarterly Management Accounts and Compliance Certificate delivered to the Agent prior to, first day of the relevant Term or, in relation to any unpaid sum due under this Agreement under clause 5.3, the first day of the relevant period determined in accordance with clause 5.3) set out in column (II) below as at the first day of the Term of such Advance or period in respect of which interest is payable in accordance with clause 5.3 (as the case may be):

                   (I)                         (II)
             Rate (per cent.          Ratio of Total Debt to
             ---------------          ----------------------
               per annum)                Total Annualised
             ------------                ----------------
                                     Net Operating Cash Flow
                                     -----------------------
                  2.00                    8:1 or greater
                  1.75           at least           6.5:1 but less than 8:1
                  1.25           at least 5:1 but less than 6.5:1
                  1.00            at least 4:1 but less than 5:1
                  0.75            at least 3:1 but less than 4:1
                  0.50                    less than 3:1

     provided that (i) if on the relevant date on which the Margin is to be determined the Philips Advance has not been made then the Margin for such Advance and/or such unpaid sum shall be 2.00 per cent. per annum, and (ii) until such time as the Parent shall have delivered to the Agent Quarterly Management Accounts (relating to any Quarter ending on 31st December 1997 or later) and a Compliance Certificate relating thereto which indicate that a lower Margin is applicable, the Margin for each Advance shall be 2.00 per cent. per annum.

(B) The Margin in relation to any Advance or any unpaid sum outstanding on the date of Completion of the Initial Equity Raise shall from (and including) such date be 2.00 per cent. per annum.

(C) The Margin in relation to any Advance made or unpaid sum which becomes due on or after the date of Completion of the Initial Equity Raise shall be
     2.00 per cent. per annum.

5.3  Interest for late payment
     -------------------------

     If any Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 5.3 on its due date for payment under this Agreement) the relevant Borrower shall pay interest on such sum from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Agent pursuant to this clause 5.3. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three months as selected by the Agent (after consultation with the Banks so far as reasonably practicable in the circumstances) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (a) one per cent per annum, (b) the applicable Margin, (c) (in the case of amounts in Sterling) the Additional Cost and (d) LIBOR, unless such unpaid sum is an amount of principal which shall have become due and payable, by reason of a declaration by the Agent under clause 13.2(b) or a prepayment pursuant to clauses 6.3 or 15.1, prior to the Maturity Date relating thereto, in which case the first such period selected by the Agent shall end on such Maturity Date and interest shall be payable on such unpaid sum during such period at a rate one per cent above the rate applicable thereto immediately before it shall have become so due and payable. Interest under this clause 5.3 shall be due and payable on the last day of each period determined by the Agent pursuant to this clause 5.3 or, if earlier, on the date on which the sum in respect of which such interest is accruing shall actually be paid. If, for the reasons specified in clause 5.6(a)(i) or 5.6(a)(ii), the Agent is unable to determine a rate in accordance with the foregoing provisions of this clause 5.3, each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated for each Bank at a rate determined by the Agent to be one per cent per annum above the aggregate of the Margin and the cost of funds (including, in the case of amounts in Sterling, Additional Cost) to such Bank.

5.4  Notification of interest rate
     -----------------------------
     The Agent shall notify the Parent, the relevant Borrower and the Banks promptly of each rate of interest determined by it under this clause 5.

5.5  Reference Bank quotations
     -------------------------

     If any Reference Bank is unable or otherwise fails to furnish a quotation for the purpose of calculating LIBOR, the interest rate for the relevant Term or other period shall be determined, subject to clause 5.6, on the basis of the quotations furnished by the remaining Reference Banks.

5.6  Market disruption; non-availability
     -----------------------------------

     (a) If and whenever, at any time prior to the making of an Advance the London interbank offered rates for deposits of the currency in question for the relevant period are not displayed on the relevant page of the Reuter Monitor Money Rates Service (or any replacement therefor) and:

          (i) the Agent shall have determined, after consultation with the Reference Banks (which determination shall, in the absence of manifest error, be conclusive), that adequate and fair means do not exist for ascertaining LIBOR during such Term; or

          (ii) none or only one of the Reference Banks supplies the Agent with a quotation for the purpose of calculating LIBOR; or

          (iii) the Agent shall have received notification from Banks with Contributions aggregating not less than one-third of the total of the Advances (or, prior to the first Drawdown Date, Commitments aggregating not less than one-third of the Total Commitments) that deposits in Guilders are not available to such Banks in the London Interbank Market in the ordinary course of business in sufficient amounts to fund their Contributions to such Advance or that LIBOR does not accurately reflect the cost to such Banks of obtaining such deposits;

          the Agent shall forthwith give notice (a "DETERMINATION NOTICE") to the Parent and to each of the Banks and such Advance shall not be made. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue.

     (b) After the giving of any Determination Notice the undrawn amount of the Total Commitments shall not be borrowed until the circumstances giving rise to the issue of the Determination Notice have ceased.

     (c) During the period of 10 days after any Determination Notice has been given by the Agent under clause 5.6(a), each Bank shall certify an alternative basis (the "SUBSTITUTE BASIS") for making available or, as the case may be, maintaining its contribution to the Advance. The Substitute Basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds including Additional Cost, if any, to such Bank equivalent to the Margin. Each Substitute Basis so certified shall be binding upon the Borrowers and shall take effect in accordance with its terms from the date specified in the Determination Notice until such time as none of the circumstances specified in clause 5.6 (a) continues to exist whereupon the normal interest rate fixing provisions of this Agreement shall apply.

6    REPAYMENT, PREPAYMENT AND CANCELLATION
     --------------------------------------

6.1  Repayment
     ---------

     The Borrowers shall repay each Advance on its Maturity Date in the currency in which it is denominated. If an advance (the "NEW ADVANCE") is to be made on a day on which another Advance (the "MATURING ADVANCE") denominated in the same currency as the new Advance is due to be repaid by the same Borrower then, subject to the terms of this Agreement and so long as the conditions referred to in clause 3.2 shall have been satisfied in relation to the new Advance, (a) the maturing Advance shall be deemed to have been repaid on its Maturity Date either in whole (if the new Advance is equal to or greater than the maturing Advance) or in part (if the new Advance is less than the maturing Advance) and (b) to the extent that the maturing Advance is so deemed to have been repaid, the principal amount of the new Advance to be made on such date shall be deemed to have been credited to the account of the relevant Borrower by the Agent on behalf of the Banks in accordance with the terms of this Agreement and the Banks shall only be obliged to make available to the relevant Borrower pursuant to clause 4.6 a principal amount equal to the amount by which the new Advance exceeds the maturing Advance. On the Termination Date, all outstanding Advances and other sums (if any) then owing under this Agreement shall in any event be repaid or paid in full.

6.2  Voluntary prepayment
     --------------------

     The Borrowers may, without premium or penalty, prepay any Advance (in whole or in part provided that, in the case of part, the Guilder Amount of such part is a minimum of NLG 10,000,000 and, in the case of Advances made in Guilders, an integral multiple of NLG 10,000,000) at any time subject to the provisions of this clause 6.

6.3  Additional voluntary prepayment
     -------------------------------

     Any Borrower may also prepay (in whole but not in part only), without premium or penalty, but without prejudice to its obligations under clauses 5.6, 8.5 and 15.2, the Contribution of any Bank to which such Borrower shall have become obliged to pay additional amounts under clause 5.6, 8.5 or 15.2. Upon any notice of such prepayment being given, the Commitment of the relevant Bank shall be reduced to zero and the amount of the Total Commitments shall be reduced accordingly.

6.4  Amounts payable on prepayment
     -----------------------------

     Any prepayment under this Agreement shall be made in the currency in which the relevant Advance is then denominated together with: (a) accrued interest to the date of prepayment; (b) any additional amount payable under clause 5.6, 8.5 or 15.2; and (c) all other sums payable by the relevant Borrower to the relevant Bank under this Agreement including, without limitation, any accrued commitment commission payable under clause 7.1(c) on any undrawn amount that is cancelled at the same time as such prepayment and any amounts payable under clause 14.1.

6.5  Mandatory prepayment, Excess Cash Flow recapture and cancellation
     -----------------------------------------------------------------

     (A)  Mandatory prepayment
          --------------------

     (a) Subject to the provisions of clause 6.5(D) below, the Borrowers undertake to apply and to procure the application of all of:

          (i) the proceeds of all disposals made by any member of the Restricted Group of assets comprising or contributing 5 per cent. or more of the total assets, turnover or Net Operating Cash Flow (in any financial year) of the Restricted Group (taken as a whole);

(ii) the net proceeds of all equity share capital that has been subscribed for in any member of the Restricted Group for cash other than pursuant to the Norwegian Merger or in connection with the conversion of the Norwegian I/C Indebtedness in accordance with clause 11.1(ac); and

(iii) the proceeds of all Borrowed Money (other than Borrowed Money referred to in paragraphs (v) and (vi) of the definition thereof and Permitted Borrowings) made available to members of the Restricted Group, in prepayment of the Loan (or, if less the amount of the Loan).

(b) The Borrowers' obligations under paragraph (a) above shall not apply at any time when, in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period and each as demonstrated in the Compliance Certificate for the Quarterly Period ending immediately prior to such date) is less than (and remains below) 4:1.

     (B)  Excess Cash Flow recapture
          --------------------------

          During the Reduction Period, the Borrowers shall apply, or procure the application of, 75 per cent. of Excess Cash Flow (if any) in respect of the twelve month period of the Restricted Group ending on 31st December in each year (commencing with the twelve month period ending on 31st December, 2001 and calculated by reference to the Compliance Certificate delivered by the auditors of the Parent in respect of the most recent financial year ending on such date) in prepayment of the Loan (or, if less, the amount of the Loan) Provided that:

          (i) no such prepayment shall be required to be made if the ratio of Total Debt to Total Annualised Net Operating Cash Flow

          (calculated as at the last day of such twelve month period and as shown in the most recent Compliance Certificate delivered to the Agent in accordance with clause 11.1) is less than (and remains below) 3.5:1; and

     (ii) no such prepayment shall be required to be made if the amount of Excess Cash Flow in respect of the most recently ended twelve month period is less than NLG 10,000,000 (but without prejudice to the operation of this clause 6.5(B) if the amount of Excess Cash Flow is NLG 10,000,000 or more). (C) Application of

(C)  Application of mandatory prepayments and Excess Cash Flow
     ---------------------------------------------------------

(a) Each prepayment to be made under paragraphs (A) and (B) above (each referred to in this clause as a "MANDATORY PAYMENT") shall be made immediately unless the relevant Borrower states in writing at the time of its receipt of such Mandatory Payment (or at the time that the auditors of the Parent deliver the relevant Compliance Certificate, as the case may be) that it shall be applied on Maturity Dates falling after the date of receipt of such Mandatory Payment (or delivery of such Compliance Certificate, as the case may be) in which case the relevant Borrower shall deposit the amount of such Mandatory Payment (or if less the amount of the Loan) with the Agent or as the Agent may reasonably direct in an account (or accounts) bearing interest at market rates on terms that the principal amount so deposited may only be released to the relevant Borrower by making the relevant prepayment, beginning with the first such Maturity Date and continuing until the prepayment obligation under paragraphs (A) and/or (B) above has been satisfied but that any interest on such principal amount is to be released to the relevant Borrower following such prepayments; and

(b) if on any Maturity Date upon which an amount of a Mandatory Payment is to be applied in prepayment of the Loan:

     (A) such amount is less than the amount of Advances, whose Maturity Date is such date, the relevant Borrower may select against which Advance or Advances the prepayment is to be made and the proportion of the relevant amount to be prepaid on each Advance but shall ensure that the full amount of such Mandatory Payment required to be applied is so applied in prepayment; or

     (B) such amount is equal to or greater than the amount of the Advances whose Maturity Date is such date, the relevant Borrower shall prepay each such Advance on such date.

     (D)  Exceptions to clause 6.5(A)
          ---------------------------

          The following shall not constitute Mandatory Prepayments for the purposes of clause 6.5(A):

          (i)    Permitted Payments;

          (ii)   Permitted Disposals made as part of the Restructuring;

          (iii) that part of the net proceeds received by the Parent from the Initial Equity Raise which is equal to the aggregate of all amounts outstanding in respect of the Bridge Facility provided that such amount is immediately lent by the Parent to the Bridge Borrower or used by the Parent to purchase the Belmarken UIH Shares pursuant to paragraph (i) of the definition of the Belmarken Funding Arrangements and applied in the irrevocable prepayment and cancellation in full of the Bridge Facility;

          (iv) that part of the net proceeds received by the Parent from the Initial Equity Raise which exceeds the aggregate of (a) the amount referred to in (iii) above and (b) the aggregate outstanding principal amount of all Advances made to the Parent under this Facility;

          (v) the proceeds of any equity share capital subscribed for in Janco which is permitted pursuant to clause 11.2(g)(iii);

          (vi) the proceeds of any equity share capital subscribed for in the Parent used to redeem or refinance any preference shares issued pursuant to the Securities Purchase and Conversion Agreement;

          (vii) the proceeds from the issuance of ordinary shares in the Parent to the holder of the option granted pursuant to the option agreement dated 5th November, 1998 among the Parent, DIC Communications and Technology Ltd. and PEC Israel Economic Corporation for cash consideration of up to $90,000,000 plus unpaid and outstanding interest thereon plus six per cent. of $90,000,000 to the extent that such amount is, as soon as is permitted by the terms of such loan, used by the Parent to acquire or repay the loan of $90,000,000 made by DIC to Cable Network Zuid-Oost Brabant Holding B.V. on or about 9th November 1998 and provided that, pending such repayment or acquisition, the relevant proceeds are credited to a blocked account with the Agent bearing interest at a commercially competitive rate on terms that amounts standing to the credit of such account will only be released to the Borrower to effect such repayment or acquisition; and

          (viii) the proceeds received by the Parent from the issue of priority shares to UIH or a Subsidiary of UIH pursuant to the Initial Equity Raise provided that such proceeds are nominal;

     (E)  Cancellation
          ------------

          For the avoidance of doubt, and without prejudice to any other provision of this Agreement, on the date upon which any Mandatory Prepayment is to be applied in prepayment of the Loan pursuant to this clause 6.5 (save in the case of any Mandatory Prepayment made from the net proceeds received by the Parent from the Initial Equity Raise), the Total Commitments shall be automatically reduced by an amount equal to the Guilder Amount of the Mandatory Payment to be so applied.

6.6  Notice of prepayment
     --------------------

     No prepayment may be effected under this clause 6 unless the relevant Borrower shall have given the Agent at least 3 Banking Days' notice of its intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable and shall oblige the relevant Borrower to make such prepayment on the date specified. Upon a prepayment being made during the Reduction Period or in accordance with clause 6.5 the Total Commitments shall be automatically reduced by an amount equal to the Guilder Amount of the Advance (or part thereof) so prepaid. The Borrowers may not prepay the Loan or any part thereof save as expressly provided in this Agreement.

6.7  Cancellation of Commitments
     ---------------------------

     The Parent may at any time during the Availability Period by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than 3 Banking Days after the receipt by the Agent of such notice the whole or any part (being NLG 10,000,000 or any larger sum which is an integral multiple of NLG 10,000,000) of the Total Commitments. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each Bank shall be reduced proportionately.

6.8  Reduction of Total Commitments
     ------------------------------

     On each Reduction Date the Total Commitments shall be automatically reduced by an amount equal to five per cent. of the amount of the Total Commitments as at the beginning of the Reduction Period. The Commitment of each Bank shall be reduced proportionately.

     The Borrowers shall prepay or repay Advances in accordance with the terms of this Agreement on each Reduction Date so that the aggregate of the Loan does not exceed the aggregate of the Total Commitments as reduced on such Reduction Date.

6.9  Termination of Commitments
     --------------------------

     Without prejudice to any other term of this Agreement, any part of the Commitments which is undrawn and uncancelled on the Termination Date shall thereupon be automatically reduced to zero and no Advance shall be made to the Borrowers thereafter.

7    FEES AND EXPENSES
     -----------------

7.1  Fees
     ----

     The Parent shall pay to the Agent whether or not any part of the Commitments is ever advanced:

     (a) on the earlier of (i) the date of the first Advance and (ii) the date falling five Banking Days after the date of this Agreement, for the account of the Arranger, an arrangement fee of an amount agreed between the Parent and the Arranger in a letter dated the date hereof;

     (b) on the earlier of (i) the date of the first Advance and (ii) the date falling five Banking Days after the date of this Agreement and on each anniversary of the date of this Agreement until all moneys owing under this Agreement have been paid in full, for the account of the Agent, an agency fee of an amount agreed between the Parent and the Agent in a letter dated the date hereof; and

     (c) in arrears on each Quarter Day after the date of this Agreement and on the last day of the Availability Period, for the account of each Bank, commitment commission computed from the date of this Agreement or the relevant date from which commitment commission is to accrue at the rate of 0.35 per cent. per annum on the daily undrawn and uncancelled amount of such Bank's Commitment. If an Advance is outstanding in an Optional Currency, the amount of the Commitments treated as drawn for the purpose of calculating commitment commission shall be the Guilder Amount of such Advance.

7.2  Expenses
     --------

     The Parent shall pay to the Agent on demand:

     (a) all expenses (including reasonable legal, printing and out-of-pocket expenses) incurred by the Agent, the Security Trustee and the Arranger in connection with the negotiation, preparation and execution of this Agreement and the Security Documents, the syndication of the Facility, the preparation and distribution of the Information Memorandum and advertising in connection with this Agreement and of any amendment or extension of, or the granting of any waiver or consent under, this Agreement or the Security Documents together with interest at the rate referred to in clause 5.3 from the date of demand for payment of such expenses to the date of payment (as well after as before judgment); and

     (b) all expenses (including legal and out-of-pocket expenses) incurred by the Agent, the Security Trustee, the Arranger, the Banks or any of them in contemplation of, or otherwise in connection with, the enforcement or attempted enforcement of, or preservation or attempted preservation of any rights under, this Agreement and/or the Security Documents, including, without limitation, after the occurrence of a Default or if otherwise agreed with the Parent, the fees and expenses of accountants or other experts incurred in relation to any investigation into the affairs of the Parent or any member of the Restricted Group, or otherwise in respect of the moneys owing under this Agreement and/or the Security Documents, together with interest at the rate referred to in clause 5.3 from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.3  Value Added Tax
     ---------------

     All fees and expenses payable pursuant to this clause 7 shall be paid together with an amount equal to any value added tax payable by the Agent, the Arranger or any Bank in respect of such fees and expenses.

7.4  Stamp and other duties
     ----------------------

     The Parent shall pay all stamp, documentary, registration or other similar duties or Taxes (including any such duties or Taxes payable by, or assessed on, the Banks or the Agent or the Arranger) imposed on or in connection with this Agreement and/or the Security Documents or the Facility (other than those imposed by reason of any assignment or novation by any Bank) and shall indemnify the Agent, the Arranger and the Banks against any liability arising by reason of any delay or omission by the Parent to pay such duties or Taxes.

8    PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS
     ---------------------------------------------

8.1  No set-off or counterclaim; distribution to the Banks
     -----------------------------------------------------

     All payments to be made by the Obligors under this Agreement and/or the Security Documents shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 8.5, free and clear of any deductions or withholdings, in Guilders or the relevant Optional Currency (except for costs, charges or expenses which shall be payable in the currency in which they are incurred) on the due date to the account of the Agent at such bank as the Agent may from time to time specify for this purpose. Save where this Agreement and/or the Security Documents provide for a payment to be made for the account of the Agent (for its own account), the Arranger, the Security Trustee or a particular Bank (including, without limitation, clauses 6.3, 7, 8.5, 14.1, 14.2, 15.1 and 15.2), in which case the Agent shall distribute the relevant payment to the Bank concerned, payments to be made by any Obligor under this Agreement and/or the Security Documents shall be for the account of all the Banks and the Agent shall forthwith distribute such payments in like funds as are received by the Agent to the Banks rateably in accordance with their Commitments or Contributions, as the case may be.

8.2  Payments by the Banks
     ---------------------

     All sums to be advanced by the Banks to the Borrowers under this Agreement shall be remitted in Guilders or the relevant Optional Currency on the relevant Drawdown Date to the account of the Agent at such bank as the Agent may have notified to the Banks and shall be paid by the Agent on such date in like funds as are received by the Agent to the account of the relevant Borrower specified in the relevant Drawdown Notice.

8.3  Non-Banking Days
     ----------------

     When any payment under this Agreement would otherwise be due or any reduction in the Total Commitments pursuant to clause 6.8 would otherwise be effected on a day which is not a Banking Day, the due date for payment or the date of such reduction shall be postponed to the next following Banking Day unless such Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day. If any date or day specifically referred to in this Agreement is not a Banking Day all references thereto shall be deemed to be to the immediately preceding Banking Day.

8.4  Agent may assume receipt
     ------------------------

     Where any sum is to be paid under this Agreement to the Agent for the account of another person, the Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the Agent together with interest thereon sufficient to compensate the Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent for any and all loss or reasonable expense which the Agent may sustain or incur as a consequence of such sum not having been paid on its due date.

8.5  Grossing-up for Taxes
     ---------------------

     Subject to clause 8.6, at any time any Obligor is required to make any deduction or withholding in respect of Taxes from any payment due under this Agreement and/or the Security Documents for the account of any Bank, the Arranger, the Security Trustee or the Agent (or if the Agent is required to make any such deduction or withholding from a payment to the Arranger, the Security Trustee or a Bank), the sum due from the relevant Obligor in respect of such payment shall, subject to the Banks' compliance with clause 8.8(b), be increased to the extent necessary to ensure that, after the making of such deduction or withholding, each Bank, the Arranger, the Security Trustee and the Agent receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the relevant Obligor shall indemnify each Bank, the Arranger, the Security Trustee and the Agent against any losses or costs incurred by any of them by reason of any failure of such Obligor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The relevant Obligor shall promptly deliver to the Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.

8.6  Qualifying Banks
     ----------------

     If any Bank is not or ceases to be a Qualifying Bank then it shall promptly notify the relevant Obligor upon becoming aware of the same and the relevant Obligor shall not be obliged to pay such Bank under clause 8.5 any amount in excess of the amount it would have been obliged to pay if such Bank was or had not ceased to be a Qualifying Bank provided that this clause 8.6 shall not apply (and the relevant Obligor shall be obliged to comply with its obligations under clause 8.5) if after today's date there shall have been any change in, or in the interpretation or application of, any relevant law, directive, treaty (including, without limitation, any applicable double tax treaty) or regulation or practice of any applicable taxation authority and as a result thereof the relevant Bank ceases to be a Qualifying Bank or the relevant Obligor will be required to make deduction or withholding on account of tax irrespective of whether the recipient of the relevant payment is or is not a Qualifying Bank. Each Bank confirms to each of the Obligors that it is a Qualifying Bank.

8.7  Claw-back of Tax benefit
     ------------------------

     If following any such deduction or withholding as is referred to in clause
     8.5 the Agent, the Arranger, the Security Trustee or any Bank shall receive or be granted a credit against or remission for any Taxes payable by it, the Agent, the Arranger, the Security Trustee or such Bank shall, subject to the relevant Obligor having made any increased payment in accordance with clause 8.5 and to the extent that the Agent, the Arranger, the Security Trustee or such Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Agent, the Arranger, the Security Trustee or such Bank to obtain any other relief or allowance which may be available to it, reimburse the relevant Obligor with such amount as the Agent, the Arranger or such Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Agent, the Arranger, the Security Trustee or such Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the relevant Obligor as aforesaid. Such reimbursement shall be made forthwith upon the Agent, the Arranger, the Security Trustee or such Bank certifying that the amount of such credit or remission has been received by it. Nothing contained in this Agreement shall oblige the Agent, the Arranger, the Security Trustee or any Bank to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, the Obligors shall not, by virtue of this clause 8.7, be entitled to enquire about the Agent's, the Arranger's, the Security Trustee's or any Bank's tax affairs.

8.8  Certification to secure a Tax benefit
     -------------------------------------

     If, in order to make any payment due under this Agreement to the Agent, the Arranger, the Security Trustee or any Bank without deduction or withholding for or on account of Tax or to secure the benefit of any reduced rate of such deduction or withholding, any Borrower requires a direction from or the consent of a government or taxing authority:

     (a) the Borrowers agree to use their reasonable endeavours to complete (accurately and in a manner reasonably satisfactory to the Agent, the Security Trustee, the Arranger or such Bank), execute, arrange for any required certification of, and deliver to the Agent, the Security Trustee, the Arranger or such Bank or such government or taxing authority as the Agent, the Security Trustee, the Arranger or such Bank reasonably directs, any form or document reasonably required of it, and to provide such information that the Agent, the Security Trustee, the Arranger, such Bank or such government or taxing authority may reasonably require or request in order to assist or enable the Agent, the Security Trustee, the Arranger or such Bank to secure that such a direction or consent is given to the relevant Borrower in respect of any payment. Each Borrower shall perform its obligations under this sub-paragraph (a) promptly upon the earlier of:

          (i) being notified that the form, document or information is required or requested; and

          (ii) demand being made by the Agent, the Security Trustee, the Arranger, such Bank or the relevant government or taxing authority, as the case may be;

     (b) the Agent, the Security Trustee, the Arranger and each such Bank agrees to use its reasonable endeavours to complete (accurately and in a manner reasonably satisfactory to the Parent), execute, arrange for any required certification of, and deliver to the relevant Borrower, or such government or taxing authority as the Parent may reasonably direct, any form or document reasonably required of it, and to provide such information that the Parent or such government or taxing authority may reasonably require or request in order to assist or enable the Parent to secure that such a direction or consent is given to the relevant Borrower in respect of any payment. The obligations of the Agent, the Security Trustee, the Arranger and such Bank under this sub-paragraph (b) shall be performed within 30 days of reasonable demand by the Parent.

8.9  Bank accounts
     -------------

     Each Bank shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Agent shall maintain a control account showing each Advance and other sums owing by each Borrower under this Agreement and all payments in respect thereof made by the Obligors from time to time. The control account shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by each Borrower under this Agreement.

8.10 Partial payments
     ----------------

     If, on any date on which a payment is due to be made by any Obligor under this Agreement and/or the Security Documents, the amount received by the Agent from the relevant Obligor falls short of the total amount of the payment due to be made by the relevant Obligor on such date then, without prejudice to any rights or remedies available to the Agent and the Banks under this Agreement and/or the Security Documents, the Agent shall apply the amount actually received from the relevant Obligor in or towards discharge of the obligations of the Borrowers under this Agreement in the following order, notwithstanding any appropriation made, or purported to be made, by the relevant Obligor:

     (a) firstly, in or towards payment, on a pro rata basis, of any unpaid fees, costs and expenses of the Agent under this Agreement and/or the Security Documents;

     (b) secondly, in or towards payment to the Arranger of any portion of the arrangement fee payable under clause 7.1(a) which remains unpaid and to the Agent of any portion of the agency fee payable under clause 7.1(b) which remains unpaid;

     (c) thirdly, in or towards payment to the Banks, on a pro rata basis, of any accrued commitment commission payable under clause 7.1(c) which shall have become due but remains unpaid;

     (d) fourthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest which shall have become due but remains unpaid;

     (e) fifthly, in or towards payment to the Banks, on a pro rata basis, of any principal which shall have become due but remains unpaid; and

     (f) sixthly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro rata basis).

     The order of application set out in this clause 8.10(b)-8.10(f) shall be varied by the Agent if all Banks so direct, without any reference to, or consent or approval from, any of the Borrowers.

8.11 Calculations
     ------------

     All interest and other payments of an annual nature under this Agreement shall accrue from day to day and be calculated on the basis of actual days elapsed and (in the case of Guilders) a 360 day year or (in the case of any optional currency) in accordance with standard London interbank market practice in respect of calculating the numbers of days comprising a year. In calculating the actual number of days elapsed in a period which is one of a series of consecutive periods with no interval between them or a period on the last day of which any payment falls to be made in respect of such period, the first day of such period shall be included but the last day excluded.

8.12 Certificates conclusive
     -----------------------

     Any certificate or determination of the Agent or any Bank as to any rate of interest or any amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on the Obligors and (in the case of a certificate or determination by the Agent) on the Banks.

8.13 Effect of monetary union
     ------------------------

     If the country of any national currency in which any amount is expressed to be payable under this Agreement participates in Economic and Monetary Union in accordance with Article 109j of the Treaty on European Union, then:

     (a) any amount expressed to be payable under this Agreement in that national currency shall be made in that national currency or in euro as the Agent may, by not less than three Banking Days' notice to the Obligors and the Banks to that effect, require;

     (b) any amount so required to be paid in euro shall be converted from that national currency at the rate stipulated pursuant to Article 109l(4) of the

          Treaty on European Union and payment of the amount in euro derived from such conversion shall discharge the obligation of the relevant party to pay such national currency amount in accordance with, and subject to, the Regulation(s) made pursuant to Article 109l(4);

     (c) after consultation with the Parent and the Banks and notwithstanding clause 18.11 the Agent shall be entitled to make such amendments to this Agreement as it may determine to be necessary to take account of monetary union and any consequent changes in market practices (whether as to the settlement or rounding of obligations, the calculation of interest or otherwise howsoever).

     Any amendment so made to this Agreement by the Agent shall be promptly notified to the Banks and the Obligors by the Agent and shall be binding on all the Banks and the Obligors.

9    GUARANTEE
     ---------

9.1  Limits of Guarantee
     -------------------

     Notwithstanding the provisions of clause 9.2 to 9.17 inclusive, the following limitations shall apply to the relevant Guarantors:

     (a)  Austria
          -------

          Any payment under the Guarantee by any of the Guarantors incorporated in Austria (the "AUSTRIAN GUARANTORS") for any amounts not being direct liabilities of the respective Austrian Guarantor shall only be up to the amount of Distributable Profits for which CNA shall have given an instruction in accordance with clause 11.1(af) to the relevant Austrian Guarantor ("Anweisung auf Schuld") stating that its interest in such Distributable Profits can be the subject of the Guarantee. Provided that the Agent agrees that, without prejudice to any of its other rights under this Agreement, it shall not make a demand for payment from Telekabel Wien under the Guarantee until 28 days after the date that the Agent has notified Telekabel Wien that a Default has occurred unless at such time (i) Telekabel Wien has repaid all amounts in respect of the Telekabel Notes, (ii) Telekabel Wien has breached any of its obligations under this Agreement or (iii) an Event of Default has otherwise occurred in relation to Telekabel Wien, in which case such 28 day grace period (or any unexpired part thereof) shall not apply. Payments under the Guarantee for direct liabilities of the relevant Austrian Guarantor are not subject to any restriction.

     (b)  Belgium
          -------

          Radio Public shall not have any liability under the Guarantee contained in this clause 9 unless and until such time as its Articles of Association have been amended to a form satisfactory to the Agent which form permits Radio Public to give the Guarantee (to the extent described in this clause 9.1(b)). Once the Articles of Association of Radio Public have been amended as set out above, the liability of Radio Public under the Guarantee shall be limited to the amount that has been on-lent to Radio Public from time to time from Advances made to the Parent, together with the amount of any Advances which have been applied by the Parent in satisfaction of obligations of Radio Public.

     (c)  Norway
          ------

          Each Guarantor which is incorporated in Norway (a "NORWEGIAN GUARANTOR") shall have no liability in excess of the aggregate of (i) the amounts drawn down and utilised by the Norwegian Borrowers under the Facility from time to time (up to but not exceeding the Norwegian Loan Amount) and (ii) a portion of the total loan amount drawn down and utilised by the Borrowers up to but not exceeding the amount of distributable equity of such Norwegian Guarantor for which adequate security has been provided in accordance with the provisions of section 12-10 of the Norwegian Companies Act of 1976.

9.2  Covenant to pay
     ---------------

     In consideration of the Banks making or continuing to make Advances to the Borrowers pursuant to this Agreement the Guarantors hereby irrevocably and unconditionally but subject always to the provisions of clause 9.1:

     (a) jointly and severally guarantee to each Bank, the Arranger, the Security Trustee and the Agent, the due performance by the Borrowers of all of their respective obligations under or pursuant to the Finance Documents; and

     (b) jointly and severally guarantee to each Bank, the Arranger, the Security Trustee and the Agent the payment of all moneys now or hereafter due, owing or incurred by the Borrowers under or pursuant to the Finance Documents when the same become due whether by acceleration or otherwise.

9.3  Guarantors as principal debtors; indemnity
     ------------------------------------------

     As a separate and independent stipulation, but subject always to the provisions of clause 9.1, the Guarantors jointly and severally agree that if any purported obligation or liability of any Borrower which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against such Borrower on any ground whatsoever whether or not known to the Banks or any of them or the Agent, the Security Trustee or the Arranger (including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of such Borrower or any legal or other limitation, or any disability or Incapacity or any change in the constitution of any relevant Borrower) the Guarantors shall nevertheless be jointly and severally liable in respect of that purported obligation or liability as if the same were fully valid and enforceable and such Guarantor was the principal debtor in respect thereof. The Guarantors hereby irrevocably and unconditionally jointly and severally agree to indemnify and keep indemnified the Agent, the Arranger, the Security Trustee and the Banks against any loss or liability arising from any failure of any Borrower to perform or discharge any such purported obligation or liability or from any invalidity or unenforceability of any of the same against any Borrower (subject to the provisions of clause 9.1).

9.4  No security taken by Guarantors
     -------------------------------

     The Guarantors hereby jointly and severally warrant that they have not taken or received, and undertake that until all the Guaranteed Liabilities have been paid or discharged in full, they will not take or receive, the benefit of any security from any Borrower or any other person in respect of their obligations under this Guarantee save as may be agreed by the Majority Banks.

9.5  Interest
     --------

     Each Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate specified in clause 5.3. Such interest shall be compounded at the end of each period determined for this purpose by the Agent in the event of it not being paid when demanded but without prejudice to the Agent, the Arranger and each Bank's right to require payment of such interest.

9.6  Continuing security and other matters
     -------------------------------------
     This Guarantee shall, subject to the provisions of clause 9.1:

     (a) extend to the ultimate balance from time to time owing to the Banks and/or the Agent and/or the Arranger and/or the Security Trustee by the Borrowers and shall be a continuing guarantee, notwithstanding any settlement of account or other matter whatsoever;

     (b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Banks or any of them, the Arranger, the Security Trustee or the Agent; and

     (c) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Agent, the Security Trustee or the Arranger or the Banks or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

9.7  New accounts
     ------------

     If this Guarantee ceases to be continuing for any reason whatsoever each Bank may nevertheless continue any account of any Borrower or open one or more new accounts and the liability of each Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

9.8  Liability unconditional
     -----------------------

     The liability of each Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

     (a) the Incapacity or any change in the name, style or constitution of any Obligor or any other person liable; or

     (b) the Agent, the Security Trustee or the Arranger or any of the Banks granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of any other Obligor or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any Obligor or any other person liable; or

     (c) any act or omission which would not have discharged or affected the liability of such Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate such Guarantor.

9.9  Collateral Instruments
     ----------------------

     None of the Banks, the Arranger, the Security Trustee and the Agent shall be obliged to make any claim or demand on any Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by any of the Banks, the Arranger, the Security Trustee or the Agent in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of any Guarantor under this Guarantee nor shall any of the Banks, the Arranger, the Security Trustee or the Agent be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

9.10 Waiver of Guarantors' rights
     ----------------------------

     Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) each Guarantor agrees that, without the prior written consent of the Agent, it will not:

     (a) exercise its rights of subrogation, reimbursement and indemnity against any other Obligor or any other person liable; or

     (b) demand or accept any security to be executed in respect of any of its obligations under this Guarantee or any other Indebtedness now or hereafter due to such Guarantor from any other member of the Restricted Group or from any other person liable; or

     (c) take any step or enforce any right against any Obligor or any other person liable in respect of any Guaranteed Liabilities; or

     (d) exercise any right of set-off or counterclaim against any other Obligor or any other person liable or claim or prove or vote as a creditor in competition with the Agent, the Arranger, the Security Trustee or any of the Banks in the liquidation, administration or other insolvency proceeding of any other Obligor or any other person liable or have the benefit of, or share in, any payment from or composition with, any other Obligor or any other person liable or any other Collateral Instrument now or hereafter held by the Agent, the Arranger, the Security Trustee or any of the Banks for any Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Agent, it will prove for the whole or any part of its claim in the liquidation of any other Obligor on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Banks, the Arranger, the Security Trustee and the Agent and applied in or towards discharge of the Guaranteed Liabilities in such manner as the Agent shall deem appropriate.

9.11 Suspense accounts
     -----------------

     Any money received in connection with this Guarantee (whether before or after any Incapacity of any Obligor) may be placed to the credit of a suspense account with a view to preserving the rights of the Banks, the Arranger, the Security Trustee and the Agent to prove for the whole of their respective claims against any Obligor or any other person liable or may be applied in or towards satisfaction of the Guaranteed Liabilities as the Agent may from time to time conclusively determine in its absolute discretion.

9.12 Settlements conditional
     -----------------------

     Any release, discharge or settlement between any Guarantor and the Agent, the Arranger or any of the Banks shall be conditional upon no security, disposition or payment to the Agent, the Arranger, the Security Trustee or any of the Banks by any Obligor or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Banks, the Arranger, the Security Trustee and the Agent shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

9.13 Guarantors to deliver up certain property
     -----------------------------------------

     If, contrary to clauses 9.4 or 9.10, any Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Agent, the Arranger, the Security Trustee and the Banks and shall be delivered to the Agent on demand.

9.14 Retention of this guarantee
     ---------------------------

     The Banks, the Arranger, the Security Trustee and the Agent shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed Liabilities for such period as the Agent may reasonably determine.

9.15 Changes in constitution or reorganisations of Banks
     ---------------------------------------------------

     For the avoidance of doubt and without prejudice to the provisions of clause 18, this Guarantee shall remain binding on each Guarantor notwithstanding any change in the constitution of the Banks or any of them or the Arranger, the Security Trustee or the Agent or their or its absorption in, or amalgamation with, or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of any successor in title of the Banks, the Arranger, the Security Trustee and the Agent, any Substitute and any successor Agent appointed pursuant to clause
     19.13 or any successor Security Trustee appointed pursuant to the Security Trust Deed in the same manner as if such successor in title, Substitute or successor Agent or successor Security Trustee had been named in this guarantee as a party instead of, or in addition to, the relevant Bank or the Arranger, the Security Trustee or the Agent, as the case may be.

9.16 Other Guarantors
     ----------------

     Each Guarantor agrees to be bound by this Guarantee notwithstanding that any other person intended to execute or to be bound by any other guarantee or assurance under or pursuant to this Agreement may not do so or may not be effectually bound and notwithstanding that such other guarantee or assurance may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Banks or any of them or the Agent, the Security Trustee or the Arranger.

9.17 Acceding Guarantors and New Janco
     ---------------------------------

     (a) To the extent legally possible, the Parent shall procure that (i) as soon as reasonably practicable following the Bridge Termination Date all Unrestricted Subsidiaries which are wholly owned by the Parent and which are required to become Acceding Guarantors by the Agent (acting on the instructions of the Majority Banks acting reasonably) and (ii) all Subsidiaries of any Restricted Subsidiary deemed by the Agent (acting on the instructions of the Majority Banks acting reasonably) to be of a material size, become Acceding Guarantors by delivering to the Agent (as soon as is reasonably practicable following receipt by the Parent of a written notice from the Agent requiring such action) Deeds of Guarantor Accession duly executed by such Subsidiaries and the Parent.

     (b) To the extent legally possible, the Parent shall procure that, at the same time as a Deed of Guarantor Accession is delivered to the Agent, there is delivered to the Agent all the documents and evidence listed in schedule 10, part B in respect of the relevant Subsidiary in each case in form and substance satisfactory to the Agent acting reasonably.

     (c) Delivery of a Deed of Guarantor Accession duly executed by an Acceding Guarantor and the Parent constitutes confirmation by the relevant Acceding Guarantor that the representations and warranties set out in clause 10.1 to be made by it on the date of the Deed of Guarantor Accession in accordance with clause 10.3 are correct as if made by it with reference to the facts and circumstances then existing.

     (d) To the extent legally possible in any Relevant Jurisdiction, each Acceding Guarantor, before entering into such a Deed of Guarantor Accession, shall comply with all relevant legislation in its country of incorporation, to the satisfaction of the Agent, to ensure that the proposed guarantee to be given is in compliance with any relevant provisions of such legislation and to ensure that the proposed guarantee to be given is to be legal valid and binding on the proposed Acceding Guarantor.

     (e) The Arranger and each Bank irrevocably authorises the Agent to countersign each Deed of Guarantor Accession on its behalf without any further consent of, or consultation with, the Arranger or any of the Banks.

     (f) Each of the other Obligors irrevocably authorises the Parent to countersign each Deed of Guarantor Accession on its behalf without any further consent of, or consultation with, any of the other Obligors.

     (g) Contemporaneously with the completion of the Norwegian Merger, the Parent shall procure that New Janco shall enter into such documentation as the Agent shall require so as to succeed to and assume all obligations then owed to the Agent, the Arranger, the Security Trustee and the Banks by Janco, Norkabel, Kanal 2 A/S, Norkabel A/S and Oslo Kabelanlegg A/S and shall provide to the Agent such documents, evidence and legal opinions as the Agent may require in connection therewith.

10   REPRESENTATIONS AND WARRANTIES
     ------------------------------

10.1 Repeated representations and warranties
     ---------------------------------------

     Each Obligor in respect of itself and its Subsidiaries which are members of the Restricted Group represents and warrants to each of the Banks, the Arranger, the Security Trustee and the Agent that:

     (a)  Due incorporation: all of the members of the Restricted Group are duly
          -----------------
          incorporated and validly existing under the laws of the respective countries of their incorporation as limited liability companies and have power to carry on their respective businesses as they are now being conducted and to own their respective property and other assets;

     (b)  Power to borrow etc.: each Obligor has power to execute, deliver and
          --------------------
          perform its obligations under this Agreement and the Security Documents to which it is a party and, in the case of the Borrowers, to borrow the Commitments; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same and no limitation on the powers of any Borrower to borrow or on the powers of any Guarantor to give guarantees will be exceeded as a result of borrowings under this Agreement or as a result of the giving of the Guarantee (in each case as limited, where appropriate, by clause 9.1);

     (c)  Binding obligations: this Agreement constitutes and the Security
          -------------------
          Documents to which it is a party, when executed and delivered by the relevant Obligor will constitute, valid and legally binding obligations of such Obligor enforceable in accordance with their respective terms subject to the qualifications contained in the legal opinions referred to in schedule 3 and mandatory provisions of law affecting creditors rights generally;

     (d)  No conflict with other obligations: the execution and delivery of, the
          ----------------------------------
          performance of its obligations under, and compliance with the provisions of, this Agreement and the Security Documents to which it is a party by the Obligors will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any Obligor is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any Obligor is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of any Obligor's constitutive documents, (iv) breach in any material respect any term of the Licences or Necessary Authorisations or (v) save for the Encumbrances granted to the Security Trustee pursuant to the Security Documents, result in the creation or imposition of or oblige any member of the Restricted Group to create any Encumbrance (other than a Permitted Encumbrance) on any member of the Restricted Group's undertakings, assets, rights or revenues;

     (e)  No filings required: save for the filings, registrations and
          -------------------
          notarisations referred to in the legal opinions referred to in schedule 3, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or the Security Documents that any of them or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to this Agreement or any of the Security Documents and this Agreement and the Security Documents are in proper form for their enforcement in the courts of any Relevant Jurisdiction;

     (f)  No litigation: no litigation, arbitration or administrative
          -------------
          proceeding is taking place, pending or, to the knowledge of the officers of any Obligor, threatened against any member of the Restricted Group which, if adversely determined would or is reasonably likely to have a Material Adverse Effect;

     (g)  Financial statements correct and complete:
          -----------------------------------------

          (i) the audited consolidated financial statements of the Parent and the audited financial statements of each member of the Restricted Group (in the case of Kanal 2 A/S, Oslo Kabelanlegg A/S, Norkabel A/S, as consolidated into the consolidated financial statements of Norkabelgruppen A/S and in the case of CNA, as consolidated into the consolidated financial statements of the Parent) in respect of the financial year ended on 31st December 1996 as delivered to the Agent have been prepared in accordance with GAAP which principles have been consistently applied and present fairly and accurately the financial position of the Parent and the financial position of each member of the Restricted Group respectively as at such date and the results of the operations of the operations of the Parent and the results of the operations of each member of the Restricted Group respectively for the financial year ended on such date and, as at such date, neither the Parent nor any member of the Restricted Group had any significant liabilities (contingent or otherwise) or any losses which are not disclosed by, or reserved against or provided for in, such financial statements;

          ((ii)) ((A)) the unaudited monthly management accounts for each of the Parent, Radio Public, the Telekabel Entities, Janco and its Subsidiaries and the Restricted Group dated 30th June, 1997; and

                 (B) the unaudited quarterly management accounts for each of the Parent, Radio Public, the Telekabel Entities, Janco and its Subsidiaries and the Restricted Group dated 30th June, 1997;

                 as delivered to the Agent have been prepared in accordance with GAAP which principles have been consistently applied and present fairly and accurately the results of the operations of each of the Parent, Radio Public, the Telekabel Entities, Janco and its Subsidiaries and the Restricted Group dated 30th June, 1997 (as appropriate) for the relevant period; and

          (iii) the combined financial projections for the Restricted Group for the financial years ending 1997 to 2006 inclusive, the operating statistics projections for such financial years and the Management Base Case have been prepared based upon historical financial information and upon the assumptions set forth therein, which assumptions were reasonable when made and are reasonable on the date hereof;

     (h)  No material adverse change: there has been no material adverse
          --------------------------
          change in the financial position of the Parent or the consolidated financial position of the Restricted Group from that set forth in the financial statements referred to in clause 10.1(g)(i) and (ii);

     (i)  Choice of law: the choice by the Obligors of English law to govern
          -------------
          this Agreement and the submission by the Obligors to the non-exclusive jurisdiction of the High Court of Justice in England are valid and binding;

     (j)  Title to assets:  each Obligor is the legal and beneficial owner of
          ---------------
          and has good and marketable title to its assets free and clear of any Encumbrance other than Permitted Encumbrances;

     (k)  Intellectual Property Rights:
          ----------------------------

          (i) the Intellectual Property Rights owned by or licensed to each member of the Restricted Group are free from any Encumbrance (save for those created or to be created by or pursuant to the Security Documents and Permitted Encumbrances) and any other rights or interests in favour of third parties;

          (ii) the Intellectual Property Rights owned by or licensed to each member of the Restricted Group are all the Intellectual Property Rights required by them in order to carry on, maintain and operate in all material respects their respective businesses, properties and assets and no member of the Restricted Group in carrying on its business infringes any Intellectual Property Rights of any third party where any action taken by such third party in respect of any such infringement would or is reasonably likely to have a Material Adverse Effect; and

          (iii) no Intellectual Property Rights owned by any member of the Restricted Group are being infringed, nor is there any threatened infringement of any such Intellectual Property Rights which, in either case would or is reasonably likely to have a Material Adverse Effect;

     (l)  Copyright matters: each member of the Restricted Group has obtained
          -----------------
          all consents and taken all other action required in connection with the secondary transmission by it of any broadcast television signals (other than where failure to do so would not or is reasonably likely not to have a Material Adverse Effect) and no member of the Restricted Group has any knowledge, nor is it aware of any claim, that it is or may be liable to any person for any copyright infringement of any nature whatsoever as a result of the operation of its business which liability would or is reasonably likely to have a Material Adverse Effect;

     (m)  Shares: all shares issued by each member of the Restricted Group have
          ------
          been validly allotted; and

     (n)  Works councils: no Obligor incorporated in the Netherlands has
          --------------
     instituted a works council or, if any such works council has been instituted, all action has been taken by or in relation to such works council necessary to authorise the performance by the Obligors of their respective obligations under this Agreement and the Security Documents.

10.2 Further representations and warranties
     --------------------------------------

     Each Obligor in respect of itself and its Subsidiaries which are members of the Restricted Group further represents and warrants to each of the Banks, the Arranger, the Security Trustee and the Agent that:

     (a)  Principal Agreements:
          --------------------

          (i) the Principal Agreements which have been entered into on or prior to the date of this Agreement are in full force and effect; and

          (ii) to the best of its knowledge and belief after due enquiry, (1) no party is in breach of any material term thereof, (2) there is no material dispute subsisting between the parties thereto and (3) no amendments have been made thereto;

     (b)  Licences and Necessary Authorisations: the Licences are in full force
          -------------------------------------
          and effect and each member of the Restricted Group is in compliance in all material respects with all provisions thereof that are applicable to it. Each member of the Restricted Group has secured all the Necessary Authorisations, all such Necessary Authorisations are in full force and effect and each member of the Restricted Group is in compliance in all material respects with all provisions thereof. To the best of its knowledge and belief after due enquiry, neither the Licences nor any of the Necessary Authorisations are the subject of any pending or threatened attack or revocation;

     (c)  Consents obtained: every consent, authorisation, licence or approval
          -----------------
          of, or registration with or declaration to, governmental or public bodies or authorities of courts (other than the Licences and the Necessary Authorisations) required by each member of the Restricted Group to authorise, or required by any member of the Restricted Group in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and the Security Documents to which it is a party or the performance by each member of the Restricted Group of their respective obligations under this Agreement and the Security Documents to which they are a party has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

     (d)  Contractual commitments:  since the audited accounts of the Parent
          -----------------------
          for the year ended 31st December 1996, no dividends (in cash or specie) of the Parent or any other rights or benefits have been declared, made or paid by the Parent and no member of the Restricted Group has entered into any contractual commitments of a material nature (other than (i) the Principal Agreements, (ii) for the purpose of carrying out the business of constructing, installing and operating cable television and telecommunications systems in the territories covered by the Licences or such other business as is permitted by the terms of this Agreement, (iii) contractual commitments constituting Permitted Borrowings, Permitted Disposals or Permitted Encumbrances or
          (iv) in relation to the Philips Transaction);

     (e)  No withholding Taxes: (assuming the correctness of the confirmation
          --------------------
          set out in clause 8.6) under the law and practice at today's date no Taxes are imposed by withholding or otherwise on any payment to be made to the Agent, the Security Trustee, the Arranger or the Banks by any member of the Restricted Group under this Agreement or any Security Document or are imposed on or by virtue of the execution or delivery by any member of the Restricted Group of this Agreement or any Security Document to which it is a party or any document or instrument to be executed or delivered under this Agreement or any such Security Document;

     (f)  Telecommunications and Cable Laws: to the best of its knowledge and
          ---------------------------------
          belief after due enquiry, each member of the Restricted Group is in compliance in all material respects with all Telecommunications and Cable Laws but excluding, for these purposes only, breaches of Telecommunications and Cable Laws which have been expressly waived by the relevant regulatory authority;

     (g)  No Default: no member of the Restricted Group is in breach of or in
          ----------
          default under any agreement relating to Indebtedness to which it is a party or by which it may be bound; and

     (h)  Information Memorandum: to the best of the Parent's knowledge and
          ----------------------
          belief after due enquiry, as at the date of the Information Memorandum the factual information relating to the Restricted Group contained in the Information Memorandum was true and accurate in all material respects and not misleading in any material respect and the Information Memorandum does not omit any material facts; all reasonable enquiries have been made by the Parent to verify the facts and statements relating to the Restricted Group contained therein; all opinions, projections and forecasts contained therein and the assumptions on which such opinions, projections and forecasts were based on and arrived at after due and careful consideration and enquiry and represent the views of the Parent as at the date of the Information Memorandum; there are no material facts or circumstances which have not been disclosed to the Arranger prior to the date hereof the omission of which could make any factual information contained in the Information Memorandum inaccurate or misleading in any material respect either as at the date of the Information Memorandum or as at the date of this Agreement or any of the opinions, projections and forecasts contained in the Information Memorandum (and the assumptions on which such opinions, projections and forecasts were made) misleading in any material respect either as at the date of the Information Memorandum or as the date of this Agreement. Notwithstanding the above, no warranty or representation is made in respect of (i) any information, facts, statements, opinions, projections, forecasts, demographic statistics or circumstances relating to the cable, media, telecommunications and data services industry as a whole, and (ii) any person other than any member of the Restricted Group; and

     (i)  Environmental Matters
          ---------------------

          (i) each member of the Restricted Group complies, in all respects, with all requirements of Environmental Laws where failure to do so has or is reasonably likely to have a Material Adverse Effect; and

          (ii) after due enquiry, no Environmental Claim is, to the knowledge of any member of the Restricted Group, pending, threatened or existing, as at the date of this Agreement, which has or is reasonably likely to have a Material Adverse Effect.

10.3 Repetition
     ----------

     The representations and warranties in clause 10.1, (so that (i) the representation and warranty in clause 10.1(g)(i) shall for this purpose refer to the then latest consolidated financial statements of the Restricted Group verified by the auditors to the Restricted Group and delivered to the Agent under clause 11.1, (ii) the representation and warranty in clause 10.1(g)(ii) shall for this purpose refer to the then latest Monthly Management Accounts and Quarterly Management Accounts delivered to the Agent under clause 11.1, (iii) the representation and warranty contained in clause 10.1(g)(iii) shall for this purpose refer to the then latest consolidated financial projections of the Restricted Group and the then latest operating statistics projections for each franchise and shall not include a representation or warranty as to the Management Base Case, and (iv) the representation and warranty in clause 10.1(h) shall for this purpose refer to the latest audited financial statements of the Restricted Group delivered to the Agent under clause 11.1) shall be deemed to be repeated by the Obligors on and as of each Drawdown Date and each Maturity Date as if made with reference to the facts and circumstances existing on each such day and, in the case of an Obligor which becomes a party to this Agreement after the date hereof, shall be deemed to be repeated by that Obligor on the date that it executes a Deed of Borrower Accession or Deed of Guarantor Accession.

11    UNDERTAKINGS
      ------------

11.1  Positive Covenants
      ------------------

      Each Obligor in respect of itself and its Subsidiaries which are members of the Restricted Group undertakes with each of the Banks, the Security Trustee, the Arranger and the Agent that, from the date of this Agreement and so long as any moneys are owing under this Agreement or remain available for drawing by the Borrowers, it will:

      (a)   Notice of Default, etc.
            ----------------------

            procure that the Agent is promptly informed of (i) any occurrence of which it becomes aware which would or is reasonably likely to have a Material Adverse Effect, (ii) any Default and any potential breach of any of the undertakings set out in clause 11 or 12 forthwith upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing, (iii) any lapse, suspension or termination of or refusal by any person to renew or extend any Licence or Necessary Authorisation or any breach of any Licence or Necessary Authorisation or any breach of any Licence or Necessary Authorisation where any such breach would or is reasonably likely to have a Material Adverse Effect, (iv) (to the extent known to any member of the Restricted Group) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator where any such proceedings, investigations or actions would, if adversely determined, have a Material Adverse Effect (v) any application of which it becomes aware for any other licence or franchise agreement by means of cable television systems (including satellite master antennae television systems and multi-point microwave distributions systems) with respect to the territory covered by the Licences where any such application, if successful, would or is reasonably likely to have a Material Adverse Effect and (vi) any breach of any Telecommunications and Cable Laws by any member of the Restricted Group which would or is reasonably likely to have a Material Adverse Effect;

      (b)   Consents and licences
            ---------------------

            without prejudice to clauses 3 and 10.1, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence or approval of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things which may from time to time be necessary or desirable under applicable law for the continued due performance of all its obligations under this Agreement and the Security Documents;

      (c)   Use of proceeds
            ---------------

            use the proceeds of drawings under this Agreement exclusively for the purposes specified in clause 1.1;

      (d)   Pari passu
            ----------

            ensure that its obligations under this Agreement shall, without prejudice to the provisions of clause 11.2 or to the security intended to be created pursuant to the Security Documents, at all times rank at least pari passu with all its other present and future unsecured and unsubordinated Indebtedness with the exception of any obligations which are mandatorily preferred by law and not by contract;

      (e)   Business
            --------

            engage in the business of acting as the holder of shares and/or interests in other members of the Restricted Group and/or the Unrestricted Group and/or engage in the business of constructing, installing, operating and utilising cable television, telecommunications and data service systems for households and businesses in Europe and Israel and in no other activities save for any directly related business reasonably considered to be financially beneficial to such business; in the case of the Parent engage in the business of acting as the holding company of its Subsidiaries (which shall include the raising of Permitted Borrowings and the on-lending of such Borrowed Money to its Subsidiaries in accordance with the provisions of this Agreement and the entry into of hedging arrangements on behalf of its Subsidiaries) and in no other activities;

      (f)   Financial statements
            --------------------

            (in the case of the Parent) prepare:

            (i)   annual audited:

                  (A)   unconsolidated financial statements of the Parent,

                  (B)   unconsolidated financial statements of Radio Public,

                  (C)   consolidated financial statements of the Telekabel
                        Entities,

                  (D) consolidated financial statements of Janco and its Subsidiaries, and

                  (E)   combined financial statements of the Restricted Group

                        each in accordance with GAAP (together with a reconciliation statement to the generally accepting accounting principles and practices in the United States of America) and cause such financial statements to be reported on by its auditors and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 120 days (or 150 days if the Parent is in active discussions with its auditors and if such financial statements would have been subject to a qualification (other than a qualification of a technical nature and the remedy for the matter giving rise to the qualification would have no effect on the results of the relevant members of the Restricted Group for the period to which such financial statements relate or on the financial position of the relevant member of the Restricted Group as at the end of such period) if delivered within 120 days) after the end of the financial year to which they relate; and

            (ii) semi-annual unaudited:

                 (A)    unconsolidated financial statements of the Parent,

                 (B)    unconsolidated financial statements of Radio Public,

                 (C)    consolidated financial statements of the Telekabel
                        Entities,

                 (D) consolidated financial statements of Janco and its Subsidiaries, and

                 (E)    combined financial statements of the Restricted Group

                 (on the same basis as that used for the annual financial statements referred to in (i) above) and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 45 days after the end of the Six Month Period to which they relate.

            Each set of consolidated financial information or financial statements of all or any part of the Restricted Group delivered pursuant to this clause 11.1(f) shall be accompanied by a calculation in reasonable detail of Net Operating Cashflow for each of (i) the Parent, (ii) Radio Public (iii) the Telekabel Entities
            (iv) Janco and its Subsidiaries and (v) the Restricted Group;

      (g)   Quarterly Management Accounts
            -----------------------------

            (in the case of the Parent) in respect of each Quarterly Period commencing with the Quarterly Period ending 30th September 1997, prepare unaudited Quarterly Management Accounts for each of:

            (i)   the Parent (unconsolidated),

            (ii)  Radio Public (unconsolidated),

            (iii) the Telekabel Entities (consolidated),

            (iv)  Janco and its Subsidiaries (consolidated), and

            (v)   the Restricted Group (combined)

            in each case containing information of a substantially similar type and to a substantially similar level of detail as in the format used in the preparation of the Management Base Case (including, without limitation, a profit and loss account, balance sheet, cash flow statement and summary of operating statistics in the form (or in a form substantially similar to the form) used in the Management Base Case and, in the case of the last Quarterly Period of each financial year, a profit and loss account, and cash flow statement for that financial year in the form (or in a form substantially similar to the form) used in the Management Base Case) or omitting any such information or detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks acting reasonably) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 45 days after the Quarterly Period to which they relate;

      (h)   Monthly Management Accounts
            ---------------------------

            (in the case of the Parent) in respect of each calendar month commencing with September 1997, prepare unaudited Monthly Management Accounts each of:

            (i)   the Parent (unconsolidated) ,

            (ii)  Radio Public (unconsolidated),

            (iii) the Telekabel Entities (consolidated),

            (iv)  Janco and its Subsidiaries (consolidated), and

            (v)   the Restricted Group (combined)

            in each case containing information of a substantially similar type and to a substantially similar level of detail as in the format used in the preparation of the Management Base Case (including, without limitation, a commentary, a profit and loss account and cash flow statement and a summary of operating statistics in the form (or in a form substantially similar to the form) used in the Management Base
            Case) or omitting any such information or detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks acting reasonably) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 30 days after the calendar month to which they relate;

      (i)   Change in basis of accounts
            ---------------------------

            (in the case of the Parent) ensure that all financial statements delivered under clause 10.1(f) are prepared in accordance with GAAP and in accordance with the accounting principles and practices used in the preparation of the financial statements referred to in clause 9.1(g)(i) and the 1997 Budget (the "ORIGINAL BASIS") consistently applied in respect of each financial year unless to do so would be inconsistent with then current GAAP (the "NEW BASIS"). If the preparation of financial statements on the Original Basis is contrary to the New Basis then the Parent shall promptly notify the Agent in writing of the relevant change and (at the option of the Parent) shall either (1) prepare and deliver to the Agent audited financial statements on both the Original Basis and the New Basis (or shall prepare and deliver financial statements on the New Basis only but shall also prepare and deliver an audited reconciliation statement (a "RECONCILIATION STATEMENT") showing those adjustments necessary in order to reconcile the financial statements produced on the New Basis to the Original Basis) or (2) request the Agent to enter into good faith negotiations for such amendments (if any) as are necessary to the covenants contained in clause 12.1 and any other provisions of this Agreement affected by such change, in which event the Agent will enter into such negotiations for a period of not more than 28 days. If agreement is reached between the Parent and the Agent (acting on the instructions of the Majority Banks) within such period as to the amendment of any such covenants or provisions, then the parties hereto will enter into such documentation and take such other steps as are required to put such amendments into effect following which the Parent shall then be obliged to produce financial statements on the New Basis only. If no such agreement is reached then the Parent shall be obliged to prepare and deliver financial statements on both the Original Basis and the New Basis (or shall prepare and deliver audited financial statements on the New Basis accompanied by a Reconciliation Statement).

            Where the Parent is under an obligation to deliver financial statements under clause 11.1(f) on both the Original Basis and the New Basis (or on the New Basis but accompanied by a Reconciliation Statement), Monthly Management Accounts and Quarterly Management Accounts shall also be delivered on both bases or on the New Basis but accompanied by a Reconciliation Statement.

            All financial statements, Quarterly Management Accounts, Monthly Management Accounts and Reconciliation Statements delivered pursuant to this clause 11.1(i) shall be delivered within the relevant time period set out in clause 11.1.

            The provisions of this clause 11.1(i) shall also apply, mutatis mutandis, to the preparation and delivery of the Annual Budget under clause 11.1(j)(iii) and the revised financial projections under clause 11.1(j)(iv).

      (j)   Delivery of reports
            -------------------

            deliver to the Agent, for distribution to the Banks (in the case of a Compliance Certificate issued by the auditors of the Restricted Group) sufficient copies for all of the Banks or (in any other case) a copy of each of the following documents, in each case at the time of issue thereof or (in the case of the Compliance Certificates referred to in (ii) below) together with the financial statements prepared in respect of each financial year and Quarterly Management Accounts prepared in respect of each Quarterly Period pursuant to clause 11.1(g) in respect of the financial period to which such Compliance Certificate relates:

            (i) every material document issued by the Parent to its shareholders (in their capacity as a shareholder) or issued by the Parent or any of its Subsidiaries to its creditors generally;

            (ii) (in the case of the Parent only) a Compliance Certificate stating that the Restricted Group as at the last day of the financial period to which such financial statements or Quarterly Management Accounts relate was in compliance with the relevant covenants and undertakings in clause 12 (or if it was not in compliance indicating the extent of the breach);

            (iii) (in the case of the Parent only) (for each financial year falling within the Availability Period) an Annual Budget for each financial year for the Restricted Group no later than the last day of the preceding financial year; and

            (iv) (in the case of the Parent only)(for each financial year falling within the Availability Period commencing in 1998) no later than 30th June in each year, revised financial projections and revised projections for operating statistics in relation to the Restricted Group containing information of a substantially similar type and to a substantially similar level of detail as the base case financial projections and operating statistics projections contained in the Management Base Case, such projections to extend to at least the Termination Date and to contain details of the assumptions on the basis of which such projections have been prepared and an explanation of any discrepancies from the most recently delivered financial projections and projections for operating statistics delivered under this sub-paragraph (j)(iv) (or, in the case of the first such financial projections, from the base case financial projections or operating statistics projections (as the case may be) contained in the Management Base Case);

      (k)   Financial Year End
            ------------------

            maintain a financial year end of 31 December for each member of the Restricted Group save with the prior written consent of the Majority Banks;

      (l)   Authorised Officers
            -------------------

            ensure that any new or replacement Authorised Officer has provided the Agent with evidence satisfactory to it of such new officer(s)' authority and a specimen of his or their signature(s) prior to signing any Compliance Certificates, Drawdown Notices, or any other notices, requests or confirmations referred to in this Agreement or relating to the Facility;

      (m)   Auditors
            --------

            ensure that Arthur Andersen is appointed as auditor of the Parent and each Restricted Subsidiary and not change such appointment without appointing a major accounting firm of recognised international standing and repute;

      (n)   Provision of further information
            --------------------------------

            notify the Agent of any change to the business of any member of the Restricted Group providing details of such change as soon as practicable after making such change and provide the Agent with a copy of (i) each Principal Agreement entered into after the date of this Agreement and (ii) any material report, notice or other communication relating to the Licences, the Necessary Authorisations and such financial and other information concerning each member of the Restricted Group and their respective affairs as the Agent or any Bank (acting through the Agent) may from time to time reasonably require;

      (o)   Insurance
            ---------

            maintain insurance cover of a type and level which a prudent company in the same business as the relevant Obligor would effect;

      (p)   Inspection
            ----------

            if required by the Agent (acting on the instructions of the Majority Banks), at any time whilst a Default is continuing, permit, to the extent it is able to do so, representatives of the Agent or any of the Banks upon reasonable prior written notice to the Parent or its relevant Subsidiary, after having made arrangements with the Parent so to do and after entering into a confidentiality undertaking if reasonably required by the

            Parent (a) visit and inspect the properties of any member of the Restricted Group during normal business hours, (b) inspect and make extracts from and copies of its books and records other than records which the relevant member of the Restricted Group is prohibited by law from disclosing to the Agent and/or any relevant Bank and (c) discuss with its principal officers and auditors its business, assets, liabilities, financial position, results of operations and business prospects provided that any such discussion with the auditors shall only be on the basis of the audited accounts of the Restricted Group and Compliance Certificates issued by the auditors;

      (q)   Compliance with laws and regulations
            ------------------------------------

            comply with the terms and conditions of all laws (including Telecommunications and Cable Laws, the Licences and the Necessary Authorisations), regulations, agreements, licences and concessions including, without limitation, all Environmental Laws and all Environmental Licences if the failure to comply therewith, would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

      (r)   Taxes
            -----

            file or cause to be filed all tax returns required to be filed in all jurisdictions in which it is situated or carries on business or is otherwise subject to Taxation and will pay all Taxes shown to be due and payable on such returns or any assessments made against it within the period stipulated for such payment (other than those being contested in good faith and where such payment may be lawfully withheld);

      (s)   Cost capitalisation policy
            --------------------------

            maintain a cost capitalisation policy consistent with the cost capitalisation policy used in the preparation of the financial statements referred to in clause 10.1(g)(i) or such other cost capitalisation policy as may be approved by the auditors and the Agent (acting on the instructions of the Majority Banks) from time to time;

      (t)   Further members of the Restricted Group
            ---------------------------------------

            after the Bridge Termination Date, and subject to the provisions of clause 9.16, it will and will procure that any Acceding Guarantor which is wholly owned by the Parent and which the Majority Banks and the Parent agree may become a member of the Restricted Group, delivers to the Agent such documents and evidence as the Agent may require, in form and substance satisfactory to the Agent (acting on the instructions of the Majority Banks). The parties hereto agree that upon the execution and delivery of all such documents and evidence, and provided that the Agent has notified each of the other parties of this Agreement that such documents and evidence are in form and substance satisfactory to it, such Acceding Guarantor shall become a member of the Restricted Group for the purposes of this Agreement; and

      (u)   Agreed Hedging Programme
            ------------------------

            as from the date falling three months after the date of this Agreement, procure that any one or more of the Obligors maintain interest rate protection arrangements with a Bank, on a rolling forward not less than two year basis in respect of at least 50 per cent. of the then forecast amount of the Loan, which interest rate protection arrangements have the effect of fixing the maximum rate of interest payable (excluding the Margin and any other associated costs) by the Borrowers within 200 basis points of three month LIBOR (as at the date that the relevant arrangements come into effect) for the relevant currency.

      (v)   Licences and Necessary Authorisations
            -------------------------------------

            obtain or cause to be obtained, every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts in any Relevant Jurisdiction necessary for the construction, installation or operation of the Cable Systems (including, without limitation, the Licences and the Necessary Authorisations) and (A) ensure that none of the same is revoked, cancelled, suspended, withdrawn, terminated, expires and is not renewed or otherwise ceases to be in full force and effect without a new one having first been put in place with a member of the Restricted Group on substantially identical terms or on terms more beneficial to the Restricted Group and (B) ensure that none of the same is modified in any respect and that no member of the Restricted Group commits any default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same which, in the case of any of the events listed in this sub-paragraph (B), in the reasonable opinion of the Majority Banks, would or is reasonably likely to have a Material Adverse Effect; and

      (w)   Shareholdings in the Restricted Subsidiaries
            --------------------------------------------

            save, in each case, with the prior written consent of all of the
            Banks:

            (i) (in the case of the Parent) maintain (A) 100 per cent. of the issued share capital of each of CNA and 100 per cent. direct or indirect ownership of the issued share capital of Radio Public and maintain at least the percentage of direct shareholding in Radio Public that it has at the date of this Agreement, (B) (prior to the Norwegian Merger) not less than
                  70.2 per cent. of the issued share capital of Janco, (c) (after the Norwegian Merger but before the Option Date) not less than 87.3 per cent. of the issued share capital of New Janco and (d) (after the Option Date and at all times after 29th June, 2001) not less than 100 per cent. of the issued share capital of New Janco and the Parent shall ensure that at all times thereafter 100 per cent. of the shares in New Janco are pledged to the Security Trustee pursuant to the Norwegian Share Security;

            (ii) (in the case of CNA) maintain not less than 95 per cent. of the issued share capital of each of the Telekabel Entities;

            (iii) (in the case of Janco) prior to the Norwegian Merger, maintain not less than 100 per cent. of the issued share capital of Janco Multicom A/S, Satelvisjon A/S and Norkabel;

            (iv) (in the case of Norkabel) prior to the Norwegian Merger, maintain not less than 100 per cent. of the issued share capital of Kanal 2 A/S, Norkabel A/S and Oslo Kabelanlegg A/S; and

            (v) as soon as practicable after the Norwegian Merger, the Parent shall procure that New Janco shall liquidate Kanal 2 A/S, Janco Multicom A/S (since renamed Janco Telematikk A/S) and Satelvisjon A/S;

      (x)   Subordination of loans from Relevant Persons
            --------------------------------------------

            (in the case of the Parent) shall procure that prior to any Relevant Person making any Borrowed Money available to any of the members of the Restricted Group, such Relevant Person shall enter into a Deed of Subordination on terms and conditions satisfactory to the Agent and a Charging Entity's Deed of Accession (as such term is defined in the Security Trust Deed) and provides the Agent with such documents and evidence as it may reasonably require as to the power and authority of the Relevant Person to enter into such Deed of Subordination and Charging Entity's Deed of Accession and that the same constitute valid and legally binding obligations of such Relevant Person enforceable in accordance with its terms subject to substantially similar qualifications to those made in the legal opinions referred to in part A of schedule 3. In addition, it will procure that each Security Provider enters into a Charging Entity's Deed of Accession and provides the Agent with such documents and evidence as it may reasonably require as to the power and authority of such Security Provider to enter into such Charging Entity's Deed of Accession and that the same constitutes valid and legally binding obligations of such Security Provider enforceable in accordance with its terms subject to substantially similar qualifications to those made in the legal opinions referred to in part A of schedule 3. For the avoidance of doubt, it is agreed that Telekabel Wien shall not be required to enter into a Deed of Subordination in respect of any loan provided by Telekabel Wien to another member of the Restricted Group;

      (y)   Norwegian security
            ------------------

            (in the case of each of the Obligors which is incorporated in Norway) it shall and shall procure that it and each of its Subsidiaries from time to time (the "JANCO GROUP") shall, immediately when requested to do so by the Agent, execute all such documents and so all such acts and things (and shall procure any other member of the Janco Group to execute all such documents and do all such acts and things), as may reasonably be required by the Agent (acting on the instructions of the Majority Banks) and which may lawfully be done for the purpose of ensuring that all assets of the Janco Group are duly charged as security for the obligations of the Norwegian Borrowers hereunder and procure to keep the Agent informed about any new asset they acquire during the loan period which could be provided as security for the Norwegian Loan Amount;

      (z)   UPC debt to be reduced first
            ----------------------------

            (in the case of the Parent) it shall ensure that during the Reduction Period and in making any prepayment pursuant to clause 6.5, and so long as such action does not result in any adverse taxation, legal or other material consequences, the aggregate of the Advances outstanding to the Parent shall be reduced in accordance with the terms of this Agreement in preference to the aggregate of the Advances outstanding to any other Borrower by procuring, where appropriate, that the Restricted Subsidiaries make intercompany loans directly or indirectly to the Parent to enable the relevant Advances made to the Parent under this Agreement to be repaid as required by clause 6 provided that this clause shall not require Telekabel Wien to make any loans to CNA or other members of the Restricted Group incorporated in Austria except in accordance with Austrian law and shall not require or permit Telekabel Wien to make any loans to any other person other than CNA or other members of the Restricted Group incorporated in Austria;

      (aa)  Radio Public Articles of Association
            ------------------------------------

            (in the case of the Parent) it shall procure that on or prior to the date falling 150 days after the date of this Agreement, the Articles of Association of Radio Public shall be amended to a form acceptable to the Agent, which form will permit Radio Public to give the Guarantee contained in clause 9 (subject always to the provisions of clause 9.1) and promptly upon such amendment taking place provide a copy of such amended Articles of Association to the Agent together with a certified English translation thereof;

      (ab)  Radio Public Bond
            -----------------

            the Parent shall either (i) procure that on the date of the Philips Advance or as soon as practicable thereafter, Radio Public shall redeem and cancel the Radio Public Bond in full or (ii) on the date of the Philips Advance or as soon as practicable thereafter, enter into such arrangements as may be satisfactory to the Banks so as to ensure that all of the Parent's right, title, benefit and interest under the Radio Public Bond is assigned to the Security Trustee and that, provided that such action is at the time acceptable to the Majority Banks, Radio Public makes a loan to the Parent in a principal amount equal to the principal amount of the Radio Public Bond, the interest in respect of which will be set off against the interest payable under the Radio Public Bond;

      (ac)  Norwegian I/C Indebtedness
            --------------------------

            the Parent shall ensure that on the occurrence of the Norwegian Merger the equivalent of NOK 600,000,000 of the Norwegian I/C Indebtedness is converted into equity share capital of New Janco, and that all such equity share capital is pledged to the Security Trustee on the same terms and conditions as the Norwegian Share Security. As a condition precedent to the first Advance made to the Norwegian Borrowers the Parent shall ensure that such arrangements as may be satisfactory to the Banks are entered into so as to ensure that all of the Parent's right, title, benefit and interest in respect of the Norwegian I/C Indebtedness is assigned to the Security Trustee; and

      (ad)  Janco Loan Agreement
            --------------------

            (in the case of the Parent) ensure that, as a condition precedent to the first Advance made to the Norwegian Borrowers, such arrangements as may be satisfactory to the Banks are entered into so as to ensure that all of the Parent's right, title benefit and interest in respect of the Janco Loan Agreement is assigned to the Security Trustee.

      (ae)  ASLK Facility
            -------------

            (in the case of the Parent and/or Radio Public) (i) ensure that Radio Public makes no drawing under the ASLK Facility unless and until all security (including, but not limited to, the subordination agreement relating to the Radio Public Bond and any other pledges or charges granted to ASLK Bank N.V.) granted in connection with the ASLK Facility has been released and (ii) ensure that all such security granted in connection with the ASLK Facility is so released within seven days of the date of this Agreement.

      (af)  Instructions as to debt
            -----------------------

            (in the case of CNA) (i) ensure that at all times each other Telekabel Entity has received a valid, irrevocable and unconditional instruction to assume debt ("Anweisung auf Schuld") stating that CNA's interest in any Distributable Profits, to the extent that at any time it exceeds the principal amount of intercompany loans made by that Telekabel Entity to CNA pursuant to clause 11.1(z) which are outstanding at that time, is to be owed by such Telekabel Entity to the Agent pursuant to the Guarantee, and (ii) ensure that it calls all relevant shareholders meetings of each Telekabel Entity to vote upon the amount of Distributable Profits and votes its shares in each Telekabel Entity so as to ensure that at all times the amount of Distributable Profits of such Telekabel Entity is the maximum amount legally possible for such Telekabel Entity.

11.2  Negative Covenants
      ------------------

      Each Obligor in respect of itself and its Subsidiaries which are members of the Restricted Group undertakes with each of the Banks, the Security Trustee, the Arranger and the Agent that, from the date of this Agreement and so long as any moneys are owing under this Agreement or remain available for drawing by the Borrowers, without the prior written consent of the Agent acting on the instructions of the Majority Banks:

      (a)   Negative pledge
            ---------------

            save for Encumbrances created by the Security Documents, it will not permit any Encumbrance (other than the Permitted Encumbrances) by any member of the Restricted Group to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness of any member of the Restricted Group or any other person;

      (b)   No merger
            ---------

            it will not merge or consolidate with any other company or person and it will procure that no member of the Restricted Group merges or consolidates with any other company or person save that subject to the compliance with the terms of clause 3.5(c) and 9.16(g):

            (i) Norkabelgruppen A/S shall be permitted to merge with Oslo Kabelanlegg A/S and Norkabel A/S (such merged company being referred to in this Agreement as "NEW NORKABEL"); provided that promptly thereafter

            (ii) New Norkabel shall be permitted to and shall merge with Janco Kabel-TV A/S (such merged company being referred to in this Agreement as "NEW JANCO");

      (c)   Disposals
            ---------

            it will not and will procure that no other member of the Restricted Group will sell, transfer, lend or otherwise dispose of or cease to exercise direct control over any part of its present or future undertaking, assets, rights or revenues whether by one or a series of transactions related or not (other than (i) Permitted Disposals made as part of the Restructuring, (ii) transfers, sales and disposals pursuant to the Norwegian Merger, (iii) transfers, sales and disposals the proceeds of which are applied in prepayment of the Loan pursuant to clause 6.5, (iv) transfers, sales and disposals in any financial year of assets, rights or revenues the market value of which does not exceed NLG 250,000, (v) transfers, sales and disposals made to another member of the Restricted Group incorporated in the same Relevant Jurisdiction provided that there is no material adverse effect on the security position of the Banks and there is no breach of any Licence), (vi) the transfer, sale or disposal by New Janco of the property referred to in number 39 of part A paragraph A of schedule 13, (vii) the transfer by the Parent of the Belmarken UIH Shares to UIH Europe, Inc. to the extent permitted by proviso (x) to clause 11.2(k)(i), and (viii) transfers, sales or disposals conducted on arm's length terms for full consideration in the ordinary course of trading unless, in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period and as shown in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date) is less than and remains below 4:1;

      (d)   Intra-Group accounts
            --------------------

            (without limiting the generality of clause 11.2(c) and other than (i) the refinancing of the Telekabel Bond, (ii) as envisaged by the terms of the Securities Purchase and Conversion Agreement and (iii) the conversion of the Norwegian I/C Indebtedness into equity securities in New Janco as part of the Norwegian Merger) it will not subordinate, postpone, defer, assign or otherwise dispose of or deal with, any Indebtedness owing to it by any member of the Restricted Group and will procure that no member of the Restricted Group will subordinate, postpone, defer, assign or otherwise dispose of or deal with, any Indebtedness owing to it by any other member of the Restricted Group;

      (e)   Loans and guarantees
            --------------------

            it will not, and will procure that no member of the Restricted Group will, make any loans, grant any credit (save for normal trade credit in the ordinary course of day-to-day trading) or give any guarantee to or for the benefit of any person other than:

            (i) pursuant to the Bridge Borrower Loan Agreement (in its original terms) or the loan referred to in paragraph (i) of the definition of the Belmarken Funding Arrangements (in its original terms); or

            (ii) to or for the benefit of members of the Unrestricted Group in an aggregate amount (when aggregated with the amount of all transactions falling within clause 11.2(h)(i), (ii) and (iii)) not in excess of the aggregate of NLG 80,000,000 (or its equivalent in other currencies) and any additional amount permitted pursuant to paragraph (y) of clause 11.2(h) (excluding for the purposes of this calculation any loans permitted pursuant to (i) above); or

            (iii) to or for the benefit of another member of the Restricted
                  Group; or

            (iv) as envisaged by the terms of the Securities Purchase and Conversion Agreement; or

            (v) if, in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period and as shown in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date) is less than and remains below 3:1;

      (f)   Borrowed Money
            --------------

            (i) it will not and will procure that the Restricted Group (taken as a whole) and the Bridge Borrower taken together will not incur Borrowed Money in excess of NLG 1,300,000,000 to be outstanding at any time, save that Borrowed Money incurred by the Parent pursuant to the Parent Promissory Note (in its original terms or as amended in accordance with the proviso
                  (y) to clause 11.2(k)(i)) and Borrowed Money lent to the Bridge Borrower by any member of the Restricted Group shall be ignored for the purposes of clause 11.2(f)(i); and

            (ii) it will not and will procure that no member of the Restricted Group will create, assume, incur or otherwise permit to be outstanding any Borrowed Money (other than Permitted Borrowings and other than as envisaged by the terms of the Securities Purchase and Conversion Agreement) Provided that, during the Reduction Period, the Parent and/or any member of the Restricted Group may create, assume, incur or otherwise permit to be outstanding any such Borrowed Money if the ratio of Total Debt (calculated as at the relevant date and including the principal amount of such Borrowed Money) to Total Annualised Net Operating Cash Flow (as shown in the most recent Compliance Certificate delivered to the Agent pursuant to this Agreement) is less than and remains below 3:1;

      (g)   Issue of shares
            ---------------

            other than pursuant to the Norwegian Merger or as envisaged by the terms of the Securities Purchase and Conversion Agreement, it will not and will procure that no member of the Restricted Group reduces its capital or purchases any class of its shares and that no member of the Restricted Group issues any shares of any class save that:

            (i) any member of the Restricted Group may issue shares to any other member of the Restricted Group so long as such shares are charged or pledged in favour of the Security Trustee pursuant to the terms of a Security Document and there are delivered at the same time to the Security Trustee the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Agent may require;

            (ii) the Parent shall be entitled to (a) issue shares to UIH or any wholly owned Subsidiary of UIH, (b) issue ordinary shares to Stichting Administratiekantoor UPC B.V. in accordance with the Stock Option Plan, (c) issue ordinary shares fully paid and American Depositary Shares representing ordinary shares pursuant to the Initial Equity Raise (d) issue ordinary shares to any Relevant Person or to any other person (not being a Subsidiary of the Parent) in or towards satisfaction on bona fide arm's length commercial terms of liabilities of the Parent or any of its Subsidiaries and (e) purchase its shares from UPC Intermediates B.V. for the purpose of offering the same for sale pursuant to the Initial Equity Raise provided that:

                  (A) the consideration payable for each such share does not exceed the gross proceeds for a share in the Parent pursuant to the Initial Equity Raise;

                  (B) such consideration is immediately satisfied in part by the repayment of the outstanding loan of the equivalent of approximately NLG 110,000,000 made by the Parent to UPC Intermediates B.V.;

                  (C) any outstanding consideration is satisfied by way of a subordinated inter-company loan made by UPC Intermediates B.V. to UPC; and

                  (D) prior to such purchase UPC Intermediates B.V. enters into a Deed of Subordination on terms and conditions satisfactory to the Agent and a Charging Entity's Deed of Accession (as such term is defined in the Security Trust Deed) and provides the Agent with such documents and evidence as it may reasonably require as to the power and authority of UPC Intermediates B.V. to enter into such Deed of Subordination and Charging Entity's Deed of Accession and that the same constitute valid, legal and binding obligations of UPC Intermediates B.V. enforceable in accordance with their terms subject to substantial similar qualifications to those made in the legal opinions referred to in part A of schedule 3 which relate to Deeds of Subordination. Such Deed of

                        Subordination will permit the Parent to repay the subordinated outstanding inter-company loan to the extent that it receives cash dividends from UPC Intermediates B.V. to fund such repayment or the cancellation of such loan in lieu of such dividends;

            (iii) Janco may, with the prior written consent of all of the Banks, issue equity share capital to a recognised telecommunications company or other person acceptable to the Majority Banks provided that the proceeds of such issue are used by Janco to fund the capital expenditure requirements to provide telecommunications services in the cable systems operated by Janco; and

            (iv) Telekabel Wien may reclassify into nominal share capital such of the Relevant Reserves as may be necessary to ensure that the nominal share capital of Telekabel Wien is equal to 337,300,000 Austrian Schillings.

      (h)   Investments
            -----------

            other than as envisaged by the terms of the Securities Purchase and Conversion Agreement it will not and will procure that no member of the Restricted Group:

            (i) makes any loan (other than pursuant to the Bridge Borrower Loan Agreement (in its original terms)) or advance to, or enters into any transaction having the effect of lending money with, any person (other than another member of the Restricted Group) or otherwise acquires for a consideration any document evidencing Indebtedness, capital stock or other securities of any person (other than another member of the Restricted Group); or

            (ii) acquires all or any substantial part of the assets, property or business of any other person (other than another member of the Restricted Group) or any assets that constitute a division or operating unit of the business of any other person (other then another member of the Restricted Group); or

            (iii) creates or acquires any Subsidiary,

            save that the Parent may, issue ordinary shares as permitted by clause 11.2(g)(ii)(d), enter into the Belmarken Funding Arrangements, and purchase its shares from UPC Intermediates B.V. on the terms set out in clause 11.2(g)(ii)(e), and repay or acquire the loan referred to in clause 6.5(D)(viii) using the proceeds from the issuance of ordinary shares in the Parent referred to in such clause and the members of the Restricted Group may undertake transactions referred to in clause 11.2(h)(i), (ii) or (iii) in relation to the Unrestricted Group provided that the aggregate amount in respect of such transactions (when aggregated with those transactions referred to in clause 11.2(e)(ii)) shall not be in excess of the aggregate of:

            (x)   NLG 80,000,000 (or its equivalent in other currencies); and

            (y) the amount set out in column (1) below against the gross cash proceeds from the Initial Equity Raise in column (2) below:

                  ------------------------------------------------------------
                            (1)                          (2)

                  ------------------------------------------------------------
                  GROSS CASH PROCEEDS FROM    VALUE OF ADDITIONAL INVESTMENTS
                   THE INITIAL EQUITY RAISE   (NLG MILLION (OR ITS EQUIVALENT
                       (NLG MILLION0             IN OTHER CURRENCIES))

                  ------------------------------------------------------------
                             550                          40
                  ------------------------------------------------------------
                             575                          75
                  ------------------------------------------------------------
                             600                         110
                  ------------------------------------------------------------
                             625                         140
                  ------------------------------------------------------------
                             650                         150
                  ------------------------------------------------------------
                             675                         165
                  ------------------------------------------------------------
                             700                       181.5
                  ------------------------------------------------------------
                        700 to 1,000          181.5 plus 70% of the proceeds
                                              in excess of 700 but less than
                                              1,000
                  ------------------------------------------------------------
                        1,000 or more         391.5 plus 100% of the proceeds
                                              in excess of 1,000
                  ------------------------------------------------------------

            and Provided that:

            (A) the amount set out in column (2) shall be reduced by the amount used by the Parent to repay Indebtedness owed by the Parent to UIH pursuant to the proviso to clause 11.2(k)(i); and

            (B) the Parent shall use its best endeavours to ensure that all funding made available by members of the Restricted Group to the Unrestricted Group shall be provided by way of intercompany loans and not by equity and shall ensure that, within 60 days of their creation, such intercompany loans are pledged in favour of, or for the benefit of, the Banks on terms reasonably satisfactory to the Agent and that such documents and evidence as the Agent shall reasonably require as to the power and authority of the relevant member of the Restricted Group to enter into such pledge and that the same constitutes valid and legally binding obligations of such member of the Restricted Group enforceable in accordance with its terms are delivered to the Agent, and Provided that:

            (A) the Parent shall be permitted to subscribe for capital stock in the Bridge Borrower for a consideration of not more than NLG 60,000,000 in aggregate so long as the Parent shall procure that the proceeds of such subscription are used promptly to fund the acquisition by Cable Network Brabant Holding N.V. of Stichting Combivisie Regio and Setelco B.V. and

            (B) the Parent and/or any other member of the Restricted Group may make such loans or acquisitions if, in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period and as shown in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date) is less than, and remains below 3:1;

      (i)   Capital expenditure
            -------------------

            it will not and will procure that no member of the Restricted Group incurs any capital expenditure other than in relation to the business of constructing, installing, operating and utilising cable television, telecommunications and data service systems in the territories covered by the Licences or any directly related business reasonably considered to be financially beneficial thereto;

      (j)   Swaps and hedging
            -----------------

            it will not and will procure that no member of the Restricted Group enters into any interest rate or currency swaps or other hedging arrangements other than non-speculative arrangements directly relating to the risk management of any Borrowed Money permitted to subsist by the terms of this Agreement and entered into in the ordinary course of the business for the genuine hedging of the relevant underlying transaction;

      (k)   Subordination of shareholder funding
            ------------------------------------

            (i) (in the case of the Parent only) other than (A) payments to be made in consummation of the Philips Transaction in accordance with the terms of the Securities Purchase and Conversion Agreement, (B) payments made to UIH in relation to the secondment of UIH employees to the Parent described in paragraph (j) of the definition of "Permitted Borrowings" contained in clause 1.2, (C) payments to UIH on bona fide arm's length commercial terms pursuant to any management services agreement and (D) payments to UIH on bona fide arm's length commercial terms pursuant to any registration rights agreement providing for the filing of a registration statement by the Parent under the Securities Act of 1933 with respect to all or a portion of UIH's or its Subsidiary's ordinary shares of the Parent or American Depository Shares representing a number of ordinary shares of the Parent or rights thereto it will not make to any Relevant Person (a) any direct or indirect distribution, dividend or other payment (whether in cash, securities, property or otherwise), including, without limitation, any loan or any payment on account of any class of its share capital or capital stock or other securities, or any interest thereon, (b) any transfer of assets or (c) any payment (whether in cash, securities, property or otherwise) of principal of, or interest on, any debt made available to it by any Relevant Person unless (i) in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period), each as demonstrated in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date, is less than, and remains below, 3:1, and (ii) no Default has occurred or would occur or be reasonably likely to occur as a result of such distribution, transfer or payment,

                  Provided that (x) the Parent shall be permitted to repay Indebtedness owed by the Parent to UIH Europe, Inc. in an amount up to a maximum of 40 per cent. of the gross cash proceeds of the Initial Equity Raise to the extent that the same exceed NLG 700,000,000 and are equal to or less than NLG 1,000,000,000 by transferring the Belmarken UIH Shares to UIH Europe, Inc. at the fair market value (if and to the extent that the Belmarken Funding Arrangements are effected by the Parent purchasing the Belmarken UIH Shares from the Bridge Borrower) and/or utilising the cash proceeds of the Initial Equity Raise, and (y) the Parent and UIH Europe, Inc. may amend the terms of the Parent Promissory Note so that the Parent Promissory Note is (1) repayable on demand at any time on or after 31st March, 2001 rather than on demand and (2) is convertible into shares of the Parent at the price per share offered to the public pursuant to the Initial Equity Raise rather than NLG 18;

            (ii) (in the case of Janco and/or New Janco only) it will not make to any Relevant Janco Person (a) any direct or indirect distribution, dividend or other payment (whether in cash, securities, property or otherwise), including, without limitation any loan or any payment on account of its share capital or capital stock or other securities or any interest thereon, (b) any transfer of assets or (c) any payment (whether in cash, securities, property or otherwise) of principal of, or interest on, any debt made available to it by any Relevant Janco Person, other than pursuant to the Option Agreements (in their form as at the date of this Agreement) unless (i) in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period), each as demonstrated in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date, is less than, and remains below, 3:1, and (ii) no Default has occurred or would occur or would be reasonably likely to occur as a result of such distribution, transfer or payment.

            (iii) (in the case of the Telekabel Entities only) they will not make to any Relevant Telekabel Person (a) any direct or indirect distribution, dividend or other payment (whether in cash, securities, property or otherwise), including, without limitation, any loan or any payment on account of their share capital or capital stock or other securities or any interest thereon, (b) any transfer of assets or (c) any payment (whether in cash, securities, property or otherwise) of principal of, or interest on, any debt made available to any of them by any Relevant Telekabel Person, other than pursuant to the Austrian Agreements (in their form as at the date of this Agreement) unless (i) in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period), each as demonstrated in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date, is less than, and remains below, 3:1, and (ii) no Default has occurred or would occur or would be reasonably likely to occur as a result of such distribution, transfer or payment Provided that if at any time any Telekabel Entity makes any payment of Distributable Profits to the Agent pursuant to any instruction ("Anweisung auf Schuld") given to it by CNA, the amount of Distributable Profits which are not subject to such instruction may be paid by such Telekabel Entity to the Relevant Telekabel Person entitled thereto;

            For the avoidance of doubt (A) this clause 11.2(k) shall not prevent any payments, distributions or transfers from one member of the Restricted Group to another member of the Restricted Group and (B) this clause 11.2(k) shall not prevent the performance of any contracts for the provision of goods and services on bona fide arm's length commercial terms between the Telekabel Entities and any Relevant Telekabel Person or between New Janco and any Relevant Janco Person;

      (l)   Change of business
            ------------------

            it will not and will procure that the Restricted Group (taken as a whole) does not change the nature of the business carried on by it in any material respect from that carried on at the date of this Agreement and that no member of the Restricted Group ceases to carry on a business where any such cessation would or is reasonably likely to have a Material Adverse Effect;

      (m)   Constitutive documents
            ----------------------

            save for (i) the amendment of the constitutive documents of the Parent envisaged by the Securities Purchase and Conversion Agreement, (ii) the amendments to constitutive documents necessary to enable the Norwegian Merger to take place and (iii) the amendments to the constitutive documents of Radio Public referred to in clause 11.1(aa), it will not, and will procure that none of members of the Restricted Group amends its constitutive documents in any way which would or is reasonably likely to adversely affect (in terms of value, enforceability or otherwise) the charge or pledge granted to the Security Trustee pursuant to the Share Securities;

      (n)   Securities Purchase and Conversion Agreement
            --------------------------------------------

            (in the case of the Parent) it will not permit any material amendment to be made to the Securities Purchase and Conversion Agreement (or any document, instrument or agreement entered into in connection therewith) without the prior written consent of the Agent (acting on the instructions of the Majority Banks);

      (o)   Indemnity payments
            ------------------

            (in the case of the Parent) it will not make any payment to Philips Electronics N.V. (or any Subsidiary or Associated Company thereof) ("PHILIPS") in respect of the indemnity granted or to be granted by the Parent to Philips pursuant to the Securities Purchase and Conversion Agreement in connection with the obligations of Philips under the Vienna Agreements (as defined in the Securities Purchase and Conversion Agreement) until, in respect of each of the two most recent previous consecutive Quarterly Periods, the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period), each as demonstrated in the Compliance Certificates for the two Quarterly Periods ending immediately prior to such date, is less than, and remains below, 3:1; and

      (p)   Chello and Priority
            -------------------

            it will not and will not permit any contractual arrangements between Chello Broadband N.V. and Priority Telecom N.V. and the Restricted

            Group to be entered into other than on bona fide arm's length commercial terms.


12    FINANCIAL COVENANTS
      -------------------

12.1  Pre Philips Advance Covenants
      -----------------------------

      The Parent undertakes with each of the Banks, the Arranger, the Security Trustee and the Agent to ensure that at all times the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on each Quarter Day by reference to the Six Month Period ending on such day) shall not exceed 5:1 at all times prior to the date that the Philips Advance is made (but, for the avoidance of doubt not on or after such date).

12.2  Post Philips Advance Covenants
      ------------------------------

      From the date that the Philips Advance is made the Parent undertakes with each of the Banks, the Arranger, the Security Trustee and the Agent:

      (a)   Total Debt/Total Annualised Net Operating Cash Flow
            ---------------------------------------------------

            to ensure that at all times during the periods set out in column (1) below the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on each Quarter Day by reference to the Six Month Period ending on such day) shall not exceed the ratio set out against such period in column (2) below:

            =================================================================
                        (1)                                   (2)
                       Period                                Ratio
            -----------------------------------------------------------------
            up to (but excluding) Completion                8.25:1
            of the Initial Raise
            -----------------------------------------------------------------
            from (and including) Completion of the           7.5:1
            Initial Raise to (and including)
            30th June, 1999
            -----------------------------------------------------------------
            from (and including) 1st July, 1999 to             8:1
            (and including) 31st December, 1999
            -----------------------------------------------------------------
            from (and including) 1st January, 2000 to          6:1
            (and including) 31st December, 2000
            -----------------------------------------------------------------
            from (and including) 1st January, 2001 to          5:1
            (and including) 31st December, 2001
            -----------------------------------------------------------------
            from (and including) 1st January, 2002 to          4:1
            (and including) 31st December, 2002
            -----------------------------------------------------------------
            Thereafter                                         3:1
            =================================================================

      (b)   Total Debt/Cable TV Annualised Net Operating Cash Flow
            ------------------------------------------------------

            to ensure that at all times up to and including 31st December, 1998 the ratio of Total Debt to Cable TV Annualised Net Operating Cash Flow (calculated on each Quarter Day by reference to the Six Month Period ending on such day) shall not exceed the ratio set out against such period in column (2) below:

            ================================================================
                      (1)                                       (2)
                    Period                                     Ratio
            ----------------------------------------------------------------
            Up to (but excluding) Completion                    7:1
            of the Initial Equity Raise
            ----------------------------------------------------------------
            from (and including) Completion of               6.25:1
            the Initial  Raise to (and including)
            30th June, 1999
            ----------------------------------------------------------------
            from (and including) 1st July, 1999 to              5:1
            (and including) 30th September, 1999
            ----------------------------------------------------------------
            from (and including) 1st October, 1999 to        6.75:1
            (and :1ing) 31st December, 1999
            ----------------------------------------------------------------
            from (and including) 1st January, 2000 to           6:1
            (and including) 31st December, 2000
            ----------------------------------------------------------------
            from (and including) 1st January, 2001 to           5:1
            (and in5:1ding)  31 December, 2001
            ----------------------------------------------------------------
            from (and including) 1st January, 2002 to           4:1
            (and including) 31st December, 2002
            ----------------------------------------------------------------
            Thereafter                                          3:1
            ================================================================


      (c)   Senior Debt Interest Cover
            --------------------------

            to ensure that at all times during the periods set out in column (1) below, the ratio of Total Annualised Net Operating Cash Flow (calculated on each Quarter Day by reference to the Six Month Period ending on such day) to the amount of Total Debt Interest Charges incurred during such Six Month Period multiplied by two shall be greater than the number set out against such period in column (2) below:

            ================================================================
                 (1)                                             (2)
                Period                                          Ratio
            ----------------------------------------------------------------
            up to (and including) 31st December, 1998           1.5:1
            ----------------------------------------------------------------
            from (and including) 1st January, 1999 to          1.75:1

            ----------------------------------------------------------------
            (and including) 31st December, 1999
            ----------------------------------------------------------------
            from (and including) 1st January, 2000 to             2:1
            (and including) 30th June, 2000
            ----------------------------------------------------------------
            from (and including) 1st July, 2000 to                3.1
            (and including) 31st December, 2000
            ----------------------------------------------------------------
            from (and including) 1st January, 2001                4:1
            ================================================================

      (d)   Pro-forma Debt Service Cover
            ----------------------------

            (i) to ensure that at all times from (and including) 31st December, 2000, the ratio of Total Annualised Net Operating Cash Flow (calculated on each Quarter Day by reference to the Six Month Period ending on such day) to Proforma Debt Service shall not be less than 1.2:1; and

            (ii) to ensure that at all times from (and including) 31st March, 2004, the ratio of Total Annualised Net Operating Cash Flow (calculated in each Quarter Day by reference to the Six Month Period ending on such day) to Proforma Debt Service shall not be less than 1.5:1.

12.3  Auditors certificate
      --------------------

      If at any time the Majority Banks (acting reasonably and following consultation with the Parent) do not consider that any figure set out in any Compliance Certificate issued by any Authorised Officer is correct, they shall be entitled within 30 days of the date of the delivery of such Compliance Certificate to the Agent pursuant to clause 11.1 to call for a certificate from the Parent's auditors as to such figure. For such purposes the Parent's auditors shall act as independent experts and not as arbiters and every such certificate shall be addressed to the Agent (on behalf of the Banks) and be at the expense of the Parent (unless the certificate so provided by the Parent's auditors shows that the relevant figures set out in the Compliance Certificate are in fact correct in which case such certificate shall be at the expense of the Banks). The Majority Banks may only call for one such certificate in any calendar year unless the relevant figures set out in the Compliance Certificate are in fact incorrect in which case the Majority Banks may call for up to three further such certificates in such financial year, provided that if, in any of such certificates, the relevant figures set out in the Compliance Certificate are certified as being in fact correct, then the Majority Banks may not call for such further certificates in such financial year. If the Majority Banks call for such a certificate all calculations under this Agreement by reference to the relevant figure shall (i) until the Parent's auditors deliver the relevant certificate under this clause 12.3 be made by reference to the figure set out in the relevant Compliance Certificate delivered to the Agent under this Agreement and (ii) following the delivery by the Parent's auditors of a certificate under this clause
      12.3 be made by reference to such certificate and the Parent undertakes forthwith to take all action including, without limitation, the prepayment of all or part of the Loan so as to procure that all action taken on the basis of the relevant Compliance Certificate which on the basis of such auditors' certificate would not have been permitted is reversed.

13    EVENTS OF DEFAULT
      -----------------

13.1  Events of default
      -----------------
      Each of the events and circumstances set out below is an Event of Default (whether or not caused by any reason outside the control of an Obligor):

      (a)   Non-payment: any Borrower fails to pay any principal sum due from it
            -----------
            under this Agreement in the currency, at the time and in the manner stipulated in this Agreement, or any other sum due from it under this Agreement within three Banking Days of the due date in the currency and in the manner stipulated in this Agreement; or

      (b)   Breach of certain obligations: any Obligor commits any breach of or
            -----------------------------
            omits to observe any of the obligations or undertakings expressed to be assumed by it under clauses 11.1(c), (d), (e), (f), (g), (h),
            (j)(ii), (k) and (w), clause 11.2(a), (b), (c), (e), (f),(g), (h),
            (i), (k) and (n) and clause 12; or

      (c)   Breach of other obligations: any Obligor commits any breach of or
            ---------------------------
            omits to observe any of the obligations or undertakings expressed to be assumed by it under this Agreement or the Security Documents (other than failure to pay any sum when due or any breach of the undertakings referred to in (b) above) and, in respect of any such breach or omission which is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the relevant Obligor of such default and of such required action; or

      (d)   Misrepresentation: any representation or warranty made or deemed to
            -----------------
            be made or repeated by or in respect of any Obligor or any other member of the Restricted Group in or pursuant to this Agreement or the Security Documents or in any notice, certificate or statement referred to in or delivered under this Agreement or the Security Documents is or proves to have been incorrect or misleading in any material respect and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the relevant Obligor of such act or circumstance and such required action; or

      (e)   Challenge to security: any Security Document is not or ceases to be
            ---------------------
            effective (other than those Norwegian Security Documents which are not required by the Agent to be assumed by or transferred to New Janco at the time of the Norwegian Merger) or any member of the Restricted Group shall in any way challenge, or proceedings shall in any way be brought to challenge, the prior status of the charges created by the Security Documents or the validity or enforceability of the Security Documents; or

      (f)   Cross-default: any Borrowed Money of any member of the Restricted
            -------------
            Group is not paid when due or any Borrowed Money of any member of the Restricted Group becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due or any creditor of any member of the Restricted Group becomes entitled to declare any Borrowed Money of any member of the Restricted Group so due and payable or to require cash collateralisation or security for any such Borrowed Money or any facility or commitment available to any member of the Restricted Group relating to Borrowed Money is withdrawn, suspended or cancelled by reason of any default (however described) of the company concerned and the amount, or aggregate amount at any one time, of all Borrowed Money in relation to which any of the foregoing events shall have occurred and be continuing is equal to or greater than NLG 10,000,000 or its equivalent in the currency in which the same is denominated and payable or if the Bridge Facility becomes (whether by declaration or automatically in accordance with the terms of the Bridge Facility Agreement) due and payable prior to the date when it would otherwise have become due; or

      (g)   Derivatives Contract default: any member of the Restricted Group
            ----------------------------
            fails to make payment in relation to a Derivatives Contract of any sum equal to or greater than NLG 10,000,000 in aggregate at any one time (or its equivalent in the relevant currency of payment) on its due date or the counterparty to a Derivatives Contract becomes entitled to terminate that Derivatives Contract early by reason of default on the part of any member of the Restricted Group and the Net Derivatives Liability of such member of the Restricted Group, in the aggregate, under all its Derivatives Contracts at the relevant time is not less than NLG 10,000,000 (or its equivalent in the relevant currency); or

      (h)   Legal process: any judgment or order made against any member of the
            -------------
            Restricted Group is not stayed or complied with within 14 days or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any material part of the undertakings, assets, rights or revenues of any member of the Restricted Group and is not discharged within seven days; or

      (i)   Insolvency:
            ----------

            (i) any member of the Restricted Group which is domiciled or which has a branch office in the Netherlands is declared bankrupt (in staat van faillissement verklaard) or enters into a preliminary or definitive moratorium (in voorlopige of definitieve surseance van betaling gaan) pursuant to the Dutch Bankruptcy Act (Faillissementswet);

            (ii) any "Reorganisationsverfahren", "Ausgleich" or "Konkurs" under the applicable Austrian Laws is being opened on the assets of any member of the Restricted Group organised in Austria or any such member of the Restricted Group enters into an agreement with its creditors having the same effect;

            (iii) any member of the Restricted Group incorporated in Belgium is declared bankrupt under the Bankruptcy Act of 18 April 1851 of Belgium or any replacement enactment therefor which is entered into after the date of this Agreement;

            (iv) with respect to any member of the Restricted Group incorporated in Norway, any order of a competent court or an event analogous thereto shall be made or any effective resolution passed with a view to the bankruptcy, composition proceedings, debt negotiations, liquidation, winding-up or similar event pursuant to the Norwegian Bankruptcy Act of 8th June 1984;

      (j)   Reduction or loss of capital: other than in connection with the
            ----------------------------
            Norwegian Merger or as required in order to consummate the Philips Transaction a meeting is convened by the Parent or any of its Subsidiaries for the purpose of passing any resolution to purchase, reduce or redeem any of its share capital; or

      (k)   Winding up: any petition is presented and is not discharged within
            ----------
            14 days or other step is taken for the purpose of winding up any member of the Restricted Group (not being a petition which the relevant member of the Restricted Group can demonstrate to the satisfaction of the Agent, by providing an opinion of leading counsel to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which the relevant member of the Restricted Group has a good defence and which is being vigorously contested by the relevant member of the Restricted Group) or an order is made or resolution passed for the winding up of any member of the Restricted Group or a notice is issued convening a meeting for the purpose of passing any such resolution; or

      (l)   Administration: any petition is presented and is not withdrawn
            --------------
            within 14 days or other step is taken for the purpose of the appointment of an administrator of any member of the Restricted Group or the Agent believes that any such petition or other step is imminent or an administration order is made in relation to any member of the Restricted Group; or

      (m)   Appointment of receivers and managers: any administrative or other
            -------------------------------------
            receiver is appointed of any member of the Restricted Group or any material part of their respective assets and/or undertakings or any other steps are taken to enforce any Encumbrance over all or any part of the assets of any member of the Restricted Group; or

      (n)   Compositions: any steps are taken, or negotiations commenced, by any
            ------------
            member of the Restricted Group or by any of their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such company and any of its creditors; or

      (o)   Analogous proceedings: there occurs, in relation to any member of
            ---------------------
            the Restricted Group, in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any part of their respective assets is subject, any event which corresponds with, or have an effect equivalent or similar to, any of those mentioned in clauses 13.1(h) to 13.1(n) (inclusive) or any member of the Restricted Group otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

      (p)   Cessation of business: other than in connection with the Norwegian
            ---------------------
            Merger any member of the Restricted Group suspends or ceases or threatens to suspend or cease to carry on their respective businesses; or

      (q)   Seizure: all or a material part of the undertakings, assets, rights
            -------
            or revenues of, or shares or other ownership interests in, any member of the Restricted Group are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any government; or

      (r)   Change of Control:
            -----------------

            (i) after the date of the Philips Advance and prior to the Relevant Date, UIH and/or any wholly owned Subsidiary of UIH ceases (A) to own at least 51% of the issued share capital of the Parent or (B) to own at least 51% of the voting rights attributable to the issued ordinary share capital of the Parent or (C) to have the right to receive at least 51% of the dividends or any other distributions by the Parent; or

            (ii) on or after the Relevant Date, (1) UIH and/or any wholly owned Subsidiary of UIH ceases (A) to own at least 30% of the issued share capital of the Parent or (B) to own at least 30% of the voting rights attributable to the issued share capital of the Parent or (C) to have the right to receive at least 30% of the dividends or any other distribution by the Parent or (2) any person or group of persons acting in concert acquires a shareholding in the Parent greater than that held by UIH and/or any wholly owned Subsidiary of UIH;

            Provided that if, pursuant to the Securities Purchase and Conversion Agreement, Philips Media Networks B.V. acquires 50 per cent. of the issued share capital of the Parent and such acquisition would constitute an Event of Default under this clause 13.1(r) but for this proviso, then the Banks will consult with UPC and its shareholders in good faith for a period of up to 90 days during which period such acquisition will not constitute an Event of Default. Immediately upon the ending of such period, if, following such good faith consultation, the Majority Banks determine that such acquisition shall constitute an Event of Default, the Agent and the Banks shall be entitled to exercise their rights under clause 13.2 in respect of such Event of Default; or

      (s)   Principal Agreements:
            --------------------

            (i) save as is required by any term of this Agreement, any Principal Agreement is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect unless services of a similar nature to those provided pursuant to such Principal Agreement are at all times provided to the Restricted Group on similar commercial terms or on terms no less beneficial to the relevant member of the Restricted Group save where any such services are provided on more onerous terms to the relevant member of the Restricted Group due to the mandatory requirements of any regulatory body and any such termination, suspension, revocation, cancellation or cessation would have a Material Adverse Effect; or

            (ii) any alteration or variation is made to any term of any Principal Agreement which would have a Material Adverse Effect; or

            (iii) any party breaches any term of or repudiates any of its obligations under any of the Principal Agreements where such breach or repudiation would have a Material Adverse Effect; or

      (t)   Unlawfulness: it becomes unlawful at any time for any Obligor or any
            ------------
            Subordinated Creditor to perform any of their respective material obligations under this Agreement or the Security Documents or any of the material obligations of any Obligor or any Subordinated Creditor under this Agreement or the Security Documents becomes unenforceable in any way or there ceases to be security over the relevant property or assets of the relevant Obligor as intended and created by the Security Documents; or

      (u)   Environmental matters: as a result of any Environmental Law: (a) the
            ---------------------
            Agent, the Arranger, the Security Trustee or any of the Banks becomes, in the opinion of the Agent, subject to a material obligation (actual or contingent, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) in relation to any Relevant Substance on or from any property, owned, occupied or leased by any member of the Restricted Group; or (b) the rights and claims of the Agent, the Arranger, the Security Trustee, or any of the Banks under this Agreement or any of the Security Documents become subordinated to the claims and rights of any competent agency of any Relevant Jurisdiction or the European Community; or

      (v)   Telecommunications and Cable Laws: any member of the Restricted
            ------------------
            Group fails to comply with any term or condition of any Telecommunications and Cable Law where such non-compliance would or is reasonably likely to have a Material Adverse Effect; or

      (w)   Repudiation: any member of the Restricted Group repudiates this
            -----------
            Agreement or any Security Document to which it is a party or does or causes or permits to be done any act or thing evidencing an intention to repudiate this Agreement or any such Security Document; or

      (x)   Subordinated Creditors:
            ----------------------

            (i) any Subordinated Creditor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under a Deed of Subordination and in respect of any such breach or omission which, in the opinion of the Agent (acting on the instructions of the Majority Banks (acting reasonably)) is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying such Subordinated Creditor thereof and of such required action; or

            (ii) any representation or warranty made or deemed to be made or repeated by or in respect of any Subordinated Creditor in or pursuant to any Deed of Subordination is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the relevant Subordinated Creditor of such act or circumstance and such required action; or

            (iii) any Subordinated Creditor is not or ceases to be bound by a
                  Deed of Subordination; or

            (iv) any payment due from a member of the Restricted Group to a Subordinated Creditor is not or ceases to be subordinated to the amounts owing under this Agreement; or

            (v) any Subordinated Creditor or any liquidator, administrator or administrative or other receiver (or similar officer) of any Subordinated Creditor takes steps to contest the subordination effected by a Deed of Subordination; or

      (y)   Security Documents:
            ------------------

            (i) any Security Provider commits any breach of or omits to observe any of its obligations or undertakings expressed to be assumed by it under any Security Document and in respect of any such breach or omission which is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent and/or the Security Trustee notifying such Security Provider thereof of such required action; or

            (ii) any representation or warranty made or deemed to be made or repeated by or in respect of any Security Provider in or pursuant to any Security Document is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent and/or the Security Trustee may require shall not have been taken within 21 days of the Agent and/or the Security Trustee notifying the relevant Security Provider of such act or circumstance and such required action; or

            (iii) any Security Provider is not or ceases to be bound by any
                  Security Document; or

            (iv) any Security Document is not or ceases to constitute a valid security interest over the relevant assets of the relevant Security Provider in accordance with its terms; or

            (v) any Security Provider or any liquidator, administrator or administrative or other receiver (or similar officer) of any Security Provider takes steps to contest any Security Document and/or encumbrance effected by a Security Document; or

      (z)   Material events: any other event occurs or circumstances arise which
            ---------------
            in the opinion of the Agent acting on the instructions of the Majority Banks is likely to have a Material Adverse Effect; or

      (aa)  Qualification of accounts: the auditors of any member of the
            -------------------------
            Restricted Group qualify their report on the audited financial statements of the relevant member of the Restricted Group and/or the audited consolidated financial statements of the Restricted Group in any way whatsoever except where the qualification is of a technical nature and the remedy for the matter giving rise to the qualification would have no effect on the results of the relevant member of the Restricted Group for the period to which such accounts relate or on the financial position of the relevant member of the Restricted Group as at the end of such period; or

      (ab)  Failure to borrow the Philips Advance: the Parent fails to draw down
            -------------------------------------
            the Philips Advance in accordance with the terms of this Agreement on or before the date falling 180 days after the date of the first Advance (or such other date as may be agreed by the Agent (acting on the instructions of all of the Banks acting reasonably)) and there occurs an Event of Default pursuant to clause 4.10(b); or

      (ac)  Failure to prepay the Bridge Facility: the Parent fails to procure
            -------------------------------------
            the prepayment and permanent cancellation of the Bridge Facility by the earlier of 10 Banking Days following the Completion of the Initial Equity Raise and the next interest payment date under the Bridge Facility following Completion of the Initial Equity Raise.

13.2  Acceleration
      ------------

      The Agent may and if so requested by the Majority Banks shall, without prejudice to any other rights of the Banks, at any time after the happening of an Event of Default so long as the same is continuing, unremedied or unwaived by notice to the Parent declare that:

      (a) the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Total Commitments shall be reduced to zero forthwith; and/or

      (b) all outstanding Advances and all interest and commitment commission accrued and all other sums payable under this Agreement have become immediately due and payable or have become due and payable on demand, whereupon the same shall, immediately or in accordance with the terms of such notice, become so due and payable; and/or

      (c) the Security Documents (or any of them) have become enforceable whereupon the same shall be enforceable.

      On or at any time after the making of any such declaration, the Agent shall be entitled, to the exclusion of the Borrowers (and without prejudice to clause 5.3), to select the duration of each period for the calculation of interest in relation to any outstanding Advances or other sums payable under this Agreement Provided that the Agent agrees that, without prejudice to any of its other rights under this Agreement, it shall not accelerate the due date of any sums payable by Telekabel Wien until 28 days after the date that the Agent has given notice to Telekabel Wien that a Default has occurred unless at such time (i) Telekabel Wien has breached any of its obligations under this Agreement or (ii) an Event of Default has otherwise occurred in relation to Telekabel Wien, in which case such 28 day grace period (or any unexpired part thereof) shall not apply.

13.3  Demand basis
      ------------

      If, pursuant to clause 13.2(b), the Agent declares all outstanding Advances to be due and payable on demand then the Agent may (and, if so instructed by the

      Majority Banks, shall) at any time by written notice to the Parent (a) call for repayment of the Advances on such date as may be specified in such notice whereupon the Advances shall become due and payable on the date so specified together with all interest and commitment commission accrued and all other sums payable under this Agreement or (b) withdraw such declaration with effect from the date specified in such notice.

14    INDEMNITIES
      -----------

14.1  Miscellaneous indemnities
      -------------------------

      The Parent shall on demand indemnify each Bank, the Arranger and the Agent, without prejudice to any of their other rights under this Agreement and the Security Documents, against any loss (including loss of Margin) or expense which such Bank, the Arranger or the Agent shall certify as sustained or incurred by it as a consequence of:

      (a) any default in payment by any Obligor of any sum under this Agreement or any of the Security Documents when due;

      (b) the occurrence of any other Event of Default;

      (c) any prepayment of all or part of any Advance or being made otherwise than on its Maturity Date; or

      (d) any Advance not being made or issued for any reason (excluding any default by the Agent, the Arranger or any Bank) after a Drawdown Notice has been given;

      including, in any such case, but not limited to, any loss or expense sustained or incurred by such Bank in maintaining or funding all or any part of its Contribution or in liquidating or re-employing deposits from third parties acquired or contracted for to fund all or any part of its Contribution or any other amount owing to such Bank.

14.2  Currency of account; currency indemnity
      ---------------------------------------

      No payment by any Obligor under this Agreement which is made in a currency other than the currency ("CONTRACTUAL CURRENCY") in which such payment is required to be made pursuant to this Agreement shall discharge the obligation in respect of which it is made except to the extent of the net proceeds in the Contractual Currency received by the Agent upon the sale of the currency so received, after taking into account any premium and costs of exchange in connection with such sale. For the avoidance of doubt the Agent, the Arranger, the Security Trustee and the Banks shall not be obliged to accept any such payment in a currency other than the Contractual Currency nor shall the Agent, the Arranger, the Security Trustee or the Banks be liable to any Obligor for any loss or alleged loss arising from fluctuations in exchange rates between the date on which such payment is so received by the Agent and the date on which the Agent effects such sale, as to which the Agent shall (as against the relevant

      Obligor) have an absolute discretion. If any sum due from any Obligor under this Agreement or any order or judgment given or made in relation hereto is required to be converted from the Contractual Currency or the currency in which the same is payable under such order or judgment (the "FIRST CURRENCY") into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the relevant Obligor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Agreement, the relevant Obligor shall indemnify and hold harmless the Agent, the Arranger, the Security Trustee and each Bank from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Agent, the Arranger, the Security Trustee or such Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from any Obligor under the indemnity contained in this clause
      14.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement and the term "RATE OF EXCHANGE" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

14.3  Environmental indemnity
      -----------------------

      The Parent agrees to indemnify on demand each Bank, the Arranger, the Security Trustee and the Agent, and their respective officers, employees, agents and delegates (together the "INDEMNIFIED PARTIES") in respect of which each Bank, the Arranger, the Security Trustee and the Agent holds this indemnity on trust, without prejudice to any of their other rights under this Agreement, against any loss, liability, action, claim, demand, cost, expense, fine or other outgoing whatsoever whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which the relevant Indemnified Party shall certify as sustained or incurred by it at any time as a consequence of, or relating to, or arising directly or indirectly out of, any Environmental Claims made or asserted against such Indemnified Party which would not have arisen if this Agreement had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party.

15    UNLAWFULNESS AND INCREASED COSTS; MITIGATION
      --------------------------------------------

15.1  Unlawfulness
      ------------

      If it is or becomes contrary to any law or regulation for any Bank to contribute to Advances or to maintain its Commitment or fund its Contribution, such Bank shall promptly, through the Agent, notify the Parent whereupon (a) such Bank's Commitment shall be reduced to zero and
      (b) the Borrowers shall be obliged to prepay the Contribution of such Bank either (i) forthwith or (ii) on a future specified date not being earlier than the latest date permitted by the relevant law or regulation. Any prepayment pursuant to this clause 15.1 shall be made together with all amounts referred to in clause 6.4.

15.2  Increased costs
      ---------------

      If the result of any change in, or in the interpretation or application of, or the introduction of, any law or any regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Bank or, as the case may be, its holding company habitually complies), including (without limitation) those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits, is to:

      (a) subject any Bank to Taxes or change the basis of Taxation of any Bank with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income, profits or gains of such Bank imposed in the jurisdiction in which its principal or lending office under this Agreement is located); and/or

      (b) increase the cost to, or impose an additional cost on, any Bank or its holding company in making or keeping available all or part of such Bank's Commitment or maintaining or funding all or part of such Bank's Contribution; and/or

      (c) reduce the amount payable or the effective return to any Bank under this Agreement; and/or

      (d) reduce any Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Bank's obligations under this Agreement; and/or

      (e) require any Bank or its holding company to make a payment or forgo a return calculated by reference to or on any amount received or receivable by such Bank under this Agreement; and/or

      (f) require any Bank or its holding company to incur or sustain a loss (including a loss of future potential profits) by reason of being obliged to deduct all or part of such Bank's Commitment or Contribution from its capital for regulatory purposes, then and in each such case (but subject to clause 15.3):

      (i) such Bank shall notify the Parent through the Agent in writing of such event promptly upon its becoming aware of the same; and

      (ii) the Parent shall on demand, made at any time whether or not such Bank's Contribution has been repaid, pay to the Agent for the account of such Bank the amount which such Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Bank or its holding company regards as confidential) is required to compensate such Bank and/or its holding company for such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss.

      For the purposes of this clause 15.2 and clause 15.4 "HOLDING COMPANY" means, in relation to a Bank, the company or entity (if any) within the consolidated supervision of which such Bank is included.

15.3  Exceptions
      ----------

      Nothing in clause 15.2 shall entitle any Bank to receive any amount in respect of compensation for any such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss to the extent that the same:

      (a) is taken into account in calculating the Additional Cost; or

      (b) is the subject of an additional payment under clause 8.5; or

      (c) arises as a consequence of (or of any law or regulation implementing)
          (i) the proposals for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988 and/or
          (ii) any applicable directive of the European Union (in each case) unless it results from any change in, or in the interpretation or application of, such proposals or any such applicable directive (or any law or regulation implementing the same) occurring after the date hereof; or

      (d) arises as a result of a breach by such Bank of any regulation, request or requirement (which either (i) is in existence at the date of this Agreement or (ii) which comes into effect after the date of this Agreement and with which such Bank would have complied if such regulation, request or requirement was in effect on the date of this Agreement) of any applicable central bank or other fiscal, monetary or other authority (whether or not having the force of law).

      For the purposes of clause 15.3(c) the term "APPLICABLE DIRECTIVE" means (exclusively) each of the Own Funds Directive (89/299/EEC of 17th April
      1989) and the Solvency Ratio Directive (89/647/EEC of 18th December 1989).

15.4  Mitigation
      ----------

      If circumstances arise which would, or would upon the giving of notice, result in:

      (a) the application of clause 5.6 in relation to any Bank;

      (b) any Obligor being required to make an increased payment to any Bank pursuant to clause 8.5;

      (c) the reduction of any Bank's Commitment to zero or the Borrowers being required to prepay any Bank's Contribution pursuant to clause 15.1; or

      (d) the Parent being required to make a payment to any Bank to compensate such Bank or its holding company for a liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss pursuant to clause 15.2(ii);

      then, without in any way limiting, reducing or otherwise qualifying the obligations of the Parent or the Borrowers under clause 8 and this clause 15, such Bank shall, in consultation with the Agent, endeavour to take such reasonable steps (and/or, in the case of clause 15.2(ii) and where the increased or additional cost, reduction, payment, forgone return or loss is that of its holding company, endeavour to procure that its holding company takes such reasonable steps) as are open to it (or, as the case may be, its holding company) to mitigate or remove such circumstances (including (in the case of such Bank) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Parent) unless the taking of such steps might (in the opinion of such Bank) be prejudicial to such Bank (or, as the case may be, its holding company) or be in conflict with such Bank's (or, as the case may be, its holding company's) general banking policies or involve such Bank (or, as the case may be, its holding company) in any material expense or any material increased administrative burden.

16    SET-OFF AND PRO RATA PAYMENTS
      -----------------------------

16.1  Set-off
      -------

      Each Obligor authorises each Bank to apply any credit balance to which such Obligor is then entitled on any account of such Obligor with such Bank at any of its branches in or towards satisfaction of any sum then due and payable from such Obligor to such Bank under this Agreement. For this purpose each Bank is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this clause 16.1. Each Bank shall notify the Agent and the relevant Obligor (giving full details) forthwith upon the exercise or purported exercise of any right of set-off and the Agent shall inform the other Banks.

16.2  Pro rata payments
      -----------------

      (a) If at any time any Bank (the "RECOVERING BANK") receives or recovers any amount owing to it by any Obligor under this Agreement by direct payment, set-off or in any manner other than by payment through the Agent pursuant to clause 8.1 or 8.10 (not being a payment received from a Substitute in such Bank's Contribution or any other payment of an amount due to the Recovering Bank for its sole account pursuant to clauses 6.3, 7, 8.5, 14.1, 14.2, 15 or 15.2), the
            Recovering Bank shall, within two Banking Days of such receipt or recovery (a "RELEVANT RECEIPT") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clause 8.1 or 8.10 (as the case may be) then:

            (i) within two Banking Days of demand by the Agent, the Recovering Bank shall pay to the Agent an amount equal (or equivalent) to the excess;

            (ii) the Agent shall treat the excess amount so paid by the Recovering Bank as if it were a payment made by the relevant Obligor and shall distribute the same to the Banks (other than the Recovering Bank) in accordance with clause 8.10; and

            (iii) as between the relevant Obligor and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the relevant Obligor to the other Banks shall, to the extent of the amount so re-distributed to them, be treated as discharged.

      (b) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the

            Recovering Bank such Bank's pro rata share of the amount which has to be refunded by the Recovering Bank.

      (c) Each Bank shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this clause 16.2.

      (d) Notwithstanding the foregoing provisions of this clause 16.2 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the Agent).

16.3  No release
      ----------

      For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 16.2 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 16.2.

16.4  No charge
      ---------

      The provisions of this clause 16 shall not, and shall not be construed so as to, constitute a charge by a Bank over all or any part of a sum received or recovered by it in the circumstances mentioned in clause 16.2.

17    ASSIGNMENT, SUBSTITUTION AND LENDING OFFICES
      --------------------------------------------

17.1  Benefit and burden
      ------------------

      This Agreement shall be binding upon, and enure for the benefit of, the Banks, the Arranger, the Agent, the Security Trustee and the Obligors and their respective successors.

17.2  No assignment by Obligors
      -------------------------

      None of the Obligors may assign or otherwise transfer any of its rights or obligations under this Agreement.

17.3  Substitution
      ------------

      Each Bank (an "EXISTING BANK") may transfer, by way of novation (but not by way of assignment or otherwise), all or any part (being at least NLG 15,000,000 and an integral multiple of NLG 5,000,000) of its rights, benefits and/or obligations under this Agreement (including, for the avoidance of doubt, any outstanding Telekabel Notes) to a Qualifying Bank (a "SUBSTITUTE") with the prior consent in writing of the Parent, such consent not to be unreasonably withheld or delayed. Any such novation shall be effected upon not less than 5 Banking Days' prior notice by delivery to the Agent of a duly completed Substitution Certificate duly executed by the Existing Bank and the Substitute. On the Effective Date (as specified and defined in a Substitution Certificate so executed and delivered), to the extent that the Commitment and Contribution of the Existing Bank are expressed in a Substitution Certificate to be the subject of the novation in favour of the Substitute effected pursuant to this clause 17.3, by virtue of the counter-signature of the Substitution Certificate by the Agent (for itself and the other parties to this Agreement):

      (a) the existing parties to this Agreement and the Security Trust Deed and the Existing Bank shall be released from their respective obligations towards one another under this Agreement and the Security Trust Deed ("DISCHARGED OBLIGATIONS") and their respective rights against one another under this Agreement and the Security Trust Deed ("DISCHARGED RIGHTS") shall be cancelled;

      (b) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than such Existing Bank) shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Substitute instead of to or by such Existing Bank; and

      (c) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than such Existing Bank) shall acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against such Substitute instead of by or against such Existing Bank;

      and, on such Effective Date, the Substitute shall pay to the Agent for its own account a fee of(pound)1,000. The Agent shall promptly notify the Parent of the receipt by it of any Substitution Certificate and shall promptly deliver a copy of such Substitution Certificate to the Parent.

17.4  Reliance on Substitution Certificate
      ------------------------------------

      The Agent, the Banks, the Arranger, the Security Trustee and the Obligors shall be fully entitled to rely on any Substitution Certificate delivered to the Agent in accordance with the foregoing provisions of this clause 17 which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Existing Bank and the Substitute and none of the Agent, the Banks, the Arranger, the Security Trustee or the Obligors shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Substitution Certificate if it proves to be the case that the same was not authentic or duly authorised.

17.5  Authorisation of Agent
      ----------------------

      Each party to this Agreement irrevocably authorises the Agent to counter-sign each Substitution Certificate on its behalf for the purposes of clause 17.3 without any further consent of, or consultation with, any such party except, in the case of the Parent, the consent required pursuant to clause 17.3.

17.6  Construction of certain references
      ----------------------------------

      If any Bank novates all or any part of its rights, benefits and obligations as provided in clause 17.3 all relevant references in this Agreement and the Security Trust Deed to such Bank shall thereafter be construed as a reference to such Bank and/or its Substitute to the extent of their respective interests.

17.7  Lending offices
      ---------------

      Each Bank shall lend through its office at the address specified in part A of schedule 1 or, as the case may be, in any relevant Substitution Certificate or through any other office of such Bank selected from time to time by such Bank through which such Bank wishes to lend for the purposes of this Agreement, Provided that no such change of lending office may take place if it would involve any Obligor having to pay any increased cost with respect to its obligations under this Agreement. If the office through which a Bank is lending is changed pursuant to this clause 17.7, such Bank shall notify the Agent promptly of such change.

17.8  Disclosure of information
      -------------------------

      Subject to such person first executing a confidentiality undertaking in a form acceptable to the Parent, acting reasonably, any Bank may disclose to a prospective transferee or to any other person who may propose entering into contractual relations with such Bank in relation to this Agreement such information about the Restricted Group as such Bank shall consider appropriate.

18    ARRANGER, AGENT, SECURITY TRUSTEE AND REFERENCE BANKS
      -----------------------------------------------------

18.1  Appointment of Agent
      --------------------

      Each Bank irrevocably appoints the Agent as its agent for the purposes of this Agreement and irrevocably authorises the Agent in such capacity:

      (a) to execute all documents as may be approved by the Majority Banks for execution by the Agent; and

      (b) (whether or not by or through employees or agents) to take such action on such Bank's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Agent by this Agreement or, (as the case may be) the Security Documents, together with such powers and discretions as are reasonably incidental thereto (but subject to any restrictions or limitations specified in this Agreement). None of the Agent, or the Arranger or the Security Trustee shall, however, have any duties, obligations or liabilities (whether fiduciary or otherwise) to the Banks beyond those expressly stated in this Agreement and/or the Security Documents.

      Notwithstanding that the Agent and the Security Trustee may from time to time be the same entity, the Agent and Security Trustee have entered into this Agreement in their separate capacities as agent for the Banks under and pursuant to this Agreement and as security trustee for the Beneficiaries (as defined in the Security Trust Deed) to hold the security created or to be created by the Security Documents on the terms set out in the Security Trust Deed. However, where this Agreement provides for the Agent to communicate with or provide instructions to the Security Trustee, while the Agent and the Security Trustee are the same entity, it will not be necessary for there to be any such formal communications or instructions notwithstanding that this Agreement provides in certain cases for the same to be in writing.

18.2  Agent's actions
      ---------------

      Any action taken by the Agent under or in relation to this Agreement with requisite authority, or on the basis of appropriate instructions, received from the Majority Banks (or as otherwise duly authorised) shall be binding on all the Banks.

18.3  Agent's duties
      --------------

      The Agent shall:

      (a) promptly notify each Bank of the contents of each notice, certificate or other document received by the Agent from the Parent or any other Obligor under or pursuanrt to this Agreement;

      (b) consult with the Banks as to whether and, if so, how a discretion vested in the Agent is, either in any particular instance or generally, to be exercised but so that this shall not prevent the Agent in exceptional circumstances where time does not permit such consultation and urgent action is required, from exercising its rights and powers, or from instructing the Security Trustee to exercise its rights and powers, to preserve the security constituted by the Security Documents so long as the Agent promptly notifies the Banks subsequently of such exercise; and

      (c) (subject to the other provisions of this clause 18) take such action or, as the case may be, refrain from taking such action with respect to the exercise of any of its rights, remedies, powers and discretions as agent or security agent, as the Majority Banks may reasonably direct.

18.4  Agent's rights
      --------------

      The Agent may:

      (a) in the exercise of any right, remedy, power or discretion in relation to any matter, or in any context, not expressly provided for by this Agreement, act or, as the case may be, refrain from acting in accordance with the instructions of the Majority Banks, and shall be fully protected in so doing;

      (b) unless and until it shall have received directions from the Majority Banks, take such action, or refrain from taking such action in respect of a Default of which the Agent has actual knowledge as it shall deem advisable in the best interests of the Banks (but shall not be obliged to do so);

      (c) refrain from acting in accordance with any instructions of the Majority Banks to institute, or to instruct the Security Trustee to institute any legal proceedings arising out of or in connection with this Agreement and/or the Security Documents until it and/or the Security Trustee has been indemnified and/or secured to its satisfaction against any and all costs, expenses or liabilities (including legal fees) which it and/or the Security Trustee would or might incur as a result;

      (d) deem and treat (i) each Bank as the person entitled to the benefit of the Contribution of such Bank for all purposes of this Agreement and the Security Documents unless and until a Substitution Certificate shall have been filed with the Agent and shall have become effective, and (ii) the office set opposite the name of each Bank in part A of schedule 1 or, as the case may be, in any relevant Substitution Certificate as such Bank's lending office unless and until a written notice of change of lending office shall have been received by the Agent; and the Agent may act upon any such notice unless and until the same is superseded by a further such notice;

      (e) rely as to matters of fact which might reasonably be expected to be within the knowledge of any Obligor upon a certificate signed by any director of the relevant Obligor on behalf of such Obligor; and

      (f) refrain from doing anything which would, or might in its opinion, be contrary to any law or regulation of any jurisdiction and may do anything which is in its opinion necessary or desirable to comply with any such law or regulation.

18.5  No liability of Arranger, Security Trustee and Agent
      ----------------------------------------------------

      None of the Arranger, the Security Trustee, the Agent or any of their respective employees and agents shall:

      (a) be obliged to request any certificate or opinion under clause 11.1 or any provision of the Security Documents or to make any enquiry as to the use of the proceeds of the Facility unless (in the case of the Agent) so required in writing by any Bank, in which case the Agent shall promptly make the appropriate request of the relevant Obligor; or

      (b) be obliged to make any enquiry as to any breach or default by any Obligor in the performance or observance of any of the provisions of this Agreement or as to the existence of a Default unless (in the case of the Agent) the Agent has actual knowledge thereof or has been notified in writing thereof by a Bank, in which case the Agent shall promptly notify the Banks of the relevant event or circumstance; or

      (c) be obliged to enquire whether or not any representation or warranty made by any Obligor pursuant to this Agreement or any of the Security Documents is true; or

      (d) be obliged to do anything (including, without limitation, disclosing any document or information) which would, or might in its opinion, be contrary to any law or regulation or be a breach of any duty of confidentiality or otherwise be actionable or render it liable to any person; or

      (e) be obliged to account to any Bank for any sum or the profit element of any sum received by it for its own account; or

      (f) be obliged to institute any legal proceedings arising out of or in connection with, or otherwise take steps to enforce, this Agreement and/or the Security Documents other than on the instructions of the Majority Banks; or

      (g) be liable to any Bank for any action taken or omitted under or in connection with this Agreement and/or the Security Documents or the Loan unless caused by its gross negligence or wilful misconduct.

      For the purposes of this clause 18 neither the Agent, nor the Security Trustee shall be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the agency or loan administration department of the person for the time being acting as the Agent or the Security Trustee, as the case may be, may become aware in the context of corporate finance, advisory or lending activities from time to time undertaken by the Agent or the Security Trustee, as the case may be, for the Parent or any of its Subsidiaries or Associated Companies or any other person which may be a trade competitor of any of the Obligors or may otherwise have commercial interests similar to those of any of the Obligors.

18.6  Non-reliance on Arranger, Security Trustee or Agent
      ---------------------------------------------------

      Each Bank acknowledges, by virtue of its execution of this Agreement or, as the case may be, a Substitution Certificate, that it has not relied on any statement, opinion, forecast or other representation made by the Arranger, the Security Trustee or the Agent to induce it to enter into this Agreement and that it has made and will continue to make, without reliance on the Agent, the Security Trustee or the Arranger and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of the Parent and its Subsidiaries and its own independent investigation of the financial condition, prospects and affairs of the Parent and its Subsidiaries in connection with the making and continuation of the Loan under this Agreement. None of the Arranger, the Security Trustee or the Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to the Obligors whether coming into its possession before the making of any Advance or at any time or times thereafter, other than (in the case of the Agent) as provided in clause 18.3(a).

18.7  No Responsibility on Arranger, Security Trustee or Agent for any Obligor's
      --------------------------------------------------------------------------
      performance
      -----------

      None of the Arranger, the Security Trustee or the Agent shall have any responsibility or liability to any Bank:

      (a) on account of the failure of any Obligor to perform its obligations under this Agreement or any Security Document; or

      (b)   for the financial condition of any Obligor; or

      (c) for the completeness or accuracy of any statements, representations or warranties in this Agreement, any Security Document or the Information Memorandum or any document delivered under this Agreement or any Security Document; or

      (d) for the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents or of any certificate, report or other document executed or delivered under this Agreement or any of the Security Documents; or

      (e) otherwise in connection with the Facility or its negotiation or for acting (or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Banks.

18.8  Reliance on documents and professional advice
      ---------------------------------------------

      The Arranger and the Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it (including those in the Agent's employment).

18.9  Other dealings
      --------------

      The Arranger and the Agent may, without any liability to account to the Banks, accept deposits from, lend money to, and generally engage in any kind of banking or other business with, and provide advisory or other services to, the Parent or any of its Subsidiaries or associated companies or any of the Banks as if it were not the Arranger or the Agent, as the case may be.

18.10 Rights of Agent as Bank; no partnership
      ---------------------------------------

      With respect to its own Commitment and Contribution (if any) the Agent shall have the same rights and powers under this Agreement and the Security Documents as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it under this Agreement and/or the Security Documents and the term "BANKS" shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Bank. This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

18.11 Amendments; waivers
      -------------------

      (a) Subject to clause 18.11(b), the Agent may, with the consent of the Majority Banks (or if and to the extent expressly authorised by the other provisions of this Agreement) and, if so instructed by the Majority Banks, shall (i) agree amendments or modifications to this Agreement with the Obligors and/or (ii) vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of this Agreement by any Obligor. Any such action so authorised and effected by the Agent shall be documented in such manner as the Agent shall (with the approval of the Majority Banks) determine, shall be promptly notified to the Banks by the Agent and (without prejudice to the generality of clause 18.2) shall be binding on all the Banks.

      (b) Except with the prior written consent of all the Banks, the Agent shall not have authority on behalf of the Banks (A) to agree with any Obligor any amendment or modification to this Agreement or to grant waivers in respect of breaches or defaults or to vary or excuse performance of or under this Agreement by any Obligor, if the effect of such amendment, modification, waiver, variation or excuse would be to (i) reduce the Margin, (ii) postpone the due date or reduce the amount of any reduction in availability, any payment of principal, interest, commitment commission or other amount payable by any Obligor under this Agreement, (iii) change the currency in which any amount is payable by any Obligor under this Agreement,
            (iv) increase any Bank's Commitment, (v) extend the Availability Period, (vi) change the definition of "Majority Banks" in clause 1.2, (vii) change any provision of this Agreement which expressly or impliedly requires the approval or consent of all the Banks such that the relevant approval or consent may be given otherwise than with the sanction of all the Banks, (viii) change clause 4.1, (ix) change the order of distribution under clause 8.10, (x) change clause 16.2, (xi) change this clause 18.11 or (B) release any member of the Restricted Group or any of their respective assets from the security created by any of the Security Documents unless such release is to permit the disposal or other dealing with such asset in accordance with the terms of this Agreement and any relevant Security Document or (C) release any Guarantor from its obligations under any Guarantee to which it is a party.

      (c) For the purposes of this clause 18.11 it is expressly agreed and acknowledged that the execution of a Deed of Borrower Accession or a Deed of Guarantor Accession or any deed or instrument pursuant to a further assurance provision in the Security Documents shall not constitute an amendment or modification to, or variation of, this Agreement or any of the Security Documents.

18.12 Reimbursement and indemnity by Banks
      ------------------------------------

      Each Bank shall reimburse the Arranger and the Agent (rateably in accordance with such Bank's Commitment or Contribution), to the extent that the Arranger or the Agent is not reimbursed by the Obligors, for the costs, charges and expenses incurred by the Arranger and the Agent in connection with the negotiation, preparation and execution of this Agreement and the Security Documents and/or in contemplation of, or otherwise in connection with, the enforcement or attempted enforcement of, or the preservation or attempted preservation of any rights under, or in carrying out its duties under, this Agreement and/or any of the Security Documents including (in each case) the fees and expenses of legal or other professional advisers. Each Bank shall on demand indemnify the Agent (rateably in accordance with its Commitment or Contribution) against all liabilities, damages, costs and claims whatsoever incurred by the Agent in connection with this Agreement and the Security Documents or the performance of its duties under this Agreement and the

      Security Documents or any action taken or omitted by the Agent under this Agreement and/or any of the Security Documents, unless such liabilities, damages, costs or claims arise from the Agent's own gross negligence or wilful misconduct.

18.13 Retirement of Agent
      -------------------

      (a) The Agent may retire from its appointment as Agent under this Agreement having given to the Parent and each of the Banks not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Banks as a successor agent:

            (i) a Bank nominated by the Majority Banks with the consent of the Parent (not to be unreasonably withheld or delayed) or, failing such a nomination,

            (ii) any reputable and experienced bank or financial institution with offices in London nominated by the Agent with the consent of the Parent (not to be unreasonably withheld or delayed).

            Any corporation into which the Agent may be merged or converted or any corporation with which the Agent may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Agent shall be a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, save that notice of any such merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to the Parent and the Banks.

      (b) Upon any such successor as aforesaid being appointed, the retiring Agent shall be discharged from any further obligation under this Agreement (but shall continue to have the benefit of this clause 18 in respect of any action it has taken or refrained from taking prior to such discharge) and its successor and each of the other parties to this Agreement shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Agreement in place of the retiring Agent. The retiring Agent shall (at the expense of the Parent) provide its successor with copies of such of its records as its successor reasonably requires to carry out its functions under this Agreement.

18.14 Change of Reference Banks
      -------------------------

      If (a) the whole of the Contribution (if any) of any Reference Bank is prepaid, (b) the Commitment (if any) of any Reference Bank is reduced to zero in accordance with clause 6.3 or 15.1, (c) a Reference Bank novates the whole of its rights and obligations (if any) as a Bank under this Agreement or (d) any

      Reference Bank ceases to provide quotations to the Agent for the purposes of determining LIBOR, the Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and after consultation with the Parent appoint another Bank to replace such Reference Bank.

18.15 Prompt distribution of proceeds
      -------------------------------

      Moneys received by the Security Trustee (whether from a Receiver or otherwise) pursuant to the exercise of (or otherwise by virtue of the existence of) any rights and powers under or pursuant to any of the Security Documents shall be paid to the Agent for distribution in accordance with the terms of the Security Trust Deed shall be distributed by the Agent as soon as is practicable after the relevant moneys are received by, or otherwise become available to, the Agent save that (without prejudice to any other provision contained in any of the Security Documents) the Agent (acting on the instructions of the Majority Banks) may credit any moneys received by it to a suspense account for so long and in such manner as the Agent may from time to time determine with a view to preserving the rights of the Agent and/or the Arranger and/or the Banks or any of them to prove for the whole of their respective claims against any Obligor or any other person liable.

19.   NOTICES AND OTHER MATTERS
      -------------------------

19.1  Notices
      -------

      Every notice, request, demand or other communication under this Agreement shall:

      (a) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

      (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter when delivered and, in the case of a telefax, when a complete and legible copy is received by the addressee (unless the date of despatch is not a business day in the country of the addressee or the time of despatch of any telefax is after the close of business in the country of the addressee in which case it shall be deemed to have been received at the opening of business on the next such business day); and

      (c)   be sent:


            (i)   to each Obligor at:
                  Fred. Roeskestraat 123
                  PO Box 74763,
                  1070 BT Amsterdam
                  Telefax:   (31) 20578 9861
                  Attention: Chief Financial Officer

                  and,

                  in addition, the case of Telekabel Wien only, to:
                  Telekabel Wien G.m.b.H
                  Erlachgasse 116
                  1100, Wien, Austria
                  Telefax:   431 1701 211
                  Attention: Chief Financial Officer

            (ii)  to the Agent, the Arranger and the Security Trustee at:
                  Triton Court,
                  14/18 Finsbury Square,
                  London EC2A 1DB
                  Telefax:   (44) 171 638 2551
                  Attention: Manager, Loans Agency

                  and:

                  Telefax:   (44) 171 638 0006
                  Attention: Director, Communications Finance

            (iii) to each Bank
                  at its address or telefax number
                  specified in
                  part A of schedule 1 or
                  in any relevant Substitution Certificate

            or to such other address or telefax number as is notified by the relevant party to the other parties to this Agreement.

19.2  Notices through the Agent
      -------------------------

      Every notice, request, demand or other communication under this Agreement to be given by any Obligor to any other party shall be given to the Agent for onward transmission as appropriate and to be given to the Obligors (or any of them) shall (except as otherwise provided in this Agreement) be given by the Agent.

19.3  No implied waivers, remedies cumulative
      ---------------------------------------

      No failure or delay on the part of the Agent, the Arranger, the Banks or any of them to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent, the Arranger, the Banks or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

19.4  English translations
      --------------------

      All certificates, instruments and other documents to be delivered under or supplied in connection with this Agreement shall be in the English language or shall be accompanied by a certified English translation upon which the Agent, the Arranger and the Banks shall be entitled to rely.

19.5  Counterparts
      ------------

      This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

19.6  No breach of Austrian Agreements
      --------------------------------

      The Banks (i) confirm that they have received copies of the Austrian Agreements in their form at the date of the first supplemental agreement to this Agreement, and (ii) further confirm, and authorise the Agent to confirm, that if they, the Agent or the Security Trustee become majority shareholders in CNA following enforcement of the CNA Share Security they will not, and they will not instruct the Agent or the Security Trustee to, require CNA to take any advice which would to their knowledge, after taking advice, constitute a breach of the Austrian Agreements in their form at the date of the first supplemental agreements to this Agreement if such action would also constitute a breach of the Austrian Agreements in their form at the date on which such action is taken. These confirmations, however, do not constitute (a) a waiver of any rights the Banks, the Agent or the Security Trustee may have under the Austrian Agreements as such shareholders or (b) a guarantee of CNA's obligations under the Austrian Agreements. The Banks do not have authority to bind any third party who becomes a shareholder in CNA, whether following enforcement of the CNA Share Security or otherwise, but the Banks agree that if they, the Agent or the Security Trustee dispose of the shares in CNA, upon enforcement of the CNA Share Security, or as shareholders in CNA following enforcement of the CNA Share Security, otherwise than by means of a public offer, public sale or public auction they will make such disposal on terms that the acquirer gives a confirmation in the same terms as this clause 19.6.

20    GOVERNING LAW AND JURISDICTION
      ------------------------------

20.1  Law
      ---

      This Agreement shall be governed by English law.

20.2  Submission to jurisdiction
      --------------------------

      The parties to this Agreement agree for the benefit of the Agent, the Arranger, the Security Trustee and the Banks that:

      (a) if any party has any claim against any other arising out of or in connection with this Agreement such claim shall (subject to clause 20.2(c) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

      (b) the jurisdiction of the High Court of Justice in England over any such claim against the Agent, the Arranger, the Security Trustee or any Bank shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and

      (c) nothing in this clause 20.2 shall limit the right of the Agent, the Security Trustee, the Arranger or the Banks to refer any such claim against any Obligor to any other court of competent jurisdiction outside England, to the jurisdiction of which each Obligor hereby irrevocably agrees to submit, nor shall the taking of proceedings by the Agent, the Security Trustee, the Arranger or any Bank before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

20.3  Agent for service of process
      ----------------------------

      Each Obligor irrevocably designates, appoints and empowers TG Registrars Limited at present of 150 Aldersgate Street, London EC1A 4EJ to receive for it and on its behalf service of process issued out of the High Court of Justice in England in relation to any claim arising out of or in connection with this Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                  SCHEDULE 1
                                  ----------
                   Part A - The Banks and their Commitments
                   ----------------------------------------


Name                       Address and telefax number     Commitment NLG

-----                      --------------                 -------------

The Toronto-Dominion       Triton Court                   139,700,000
Bank                       14/18 Finsbury Square
                           London EC2A 1DB

                           Fax:  0171 638 0006
                           Attention:  Sean Macdonald
                           Communications Finance

                           Fax:  0171 638 2551
                           Attention: Loan Administration

Barclays Bank plc          Structured Finance              93,060,000
                           5 The North Colonnade
                           Canary Wharf
                           London E14 4BB

                           Fax:  0171 773 1832

                           Attention:  Claire Appleby

CIBC Wood Gundy Plc        Cottons Centre                  73,060,000
                           Cottons Lane
                           London SE1 2QL

                           Fax:  0171 234 6085

                           Attention:  Louise Moat
                           Director, Media &
                           Communications

HSBC Investment Bank plc   Thames Exchange                 69,813,000
                           2nd Floor
                           10 Queen Street Place
                           London EC4R 1BL

                           Fax:  0171 336 9609
                           Attention: Tim Pennington

Bank of America N.T. &     New Broad Street House          93,060,000
S.A.                       35 New Broad Street

                           London EC2M 1NH

                           Fax:  0171 282 6810
                           Attention:  Kevin Harber
                           Vice President

The Royal Bank of          Waterhouse Square              93,060,000
Scotland plc               138-142 Holborn
                           London EC1N 2TH

                           Fax:  0171 427 9920
                           Attention:  David Lucas

BankBoston, N.A.           39 Victoria Street             40,000,000
                           P.O. Box 155
                           London SW1H 0ED

                           Fax:  0171 932 9110/
                                 0171 222 5649
                           Attention:  Stuart Paterson/
                           Mark Evans (Credit matters)
                           Richard Nel (Administration)

Citibank, N.A.             8th Floor                      50,000,000
                           Zone 5
                           399 Park Avenue
                           New York
                           NY10043 USA

                           Fax:  001 212 793 6873/
                                 001 302 894 6144
                           Attention: Julio Ojea Quintana
                           (Credit matters)
                           Leonard Mudlock/
                           Jacquelyn Wells
                           (Operational matters)

Export Development         151 O'Connor Street            70,000,000
Corporation                Ottawa, Ontario
                           Canada K1A 1K3

                           Fax:  001 613 598 6858/
                                 001 613 598 2514
                           Attention:  Joe Morin
                           (Credit matters)
                           Viola Wedge Moores
                           (Operational matters)

Riggs Bank N.A.            21 Great Winchester Street      25,000,000
                           London EC2N 2HH

                           Fax:  0171 522 0962
                                 0171 920 9457

                           Attention:  Nazz Hiller
                           Gema Cassidy
                           (Operational matters)

Deutsche Bank AG London    6 Bishopsgate                   60,000,000
                           London EC2N 4DA

                           Fax:  0171 545 7130
                           Attention:  Martin Flaherty

MeesPierson                Coolsingel 93                   30,000,000
                           Postbus 749
                           3000 AS Rotterdam

                           Fax:  00 31 10 401 5906
                           Attention:  Jan-Evert Post/
                           Oskar Nooij

Banque Paribas             37 Place du Marche              40,000,000
                           Saint Honore
                           75031 Paris
                           Cedex 01

                           Fax:  00 331 429 80779
                           Attention:  Denis de Paillerets
                           Gisele Sadorge, Ref: 378D

Bank Austria AG            Bank Austria House              45,000,000
                           32/36 City Road
                           London EC1Y 2BD

                           Fax:  0171 417 4803
                           Attention:  Stephen Dodd

Bank of Nova Scotia        Scotia House                    30,000,000
                           33 Finsbury Square
                           London EC2A 1BB

                           Fax:  0171 454 9019
                           Attention:  John Leftley

Bankers Trust Company      1 Appold Street                 30,000,000

                           Broadgate
                           London EC2A 2HE

                           Fax:  0171 982 5591
                           Attention:  Ted Steube

British Linen Bank         4 Melville Street                30,000,000
                           Edinburgh EH3 7NZ

                           Fax:  0131 243 8391
                           Attention:  Stuart Gibson

De Nationale               4 Carnegieplein                  45,000,000
Investeringsbank N.V.      P.O. Box 380
                           2501 BH The Hague
                           The Netherlands

                           Fax:  00 31 70 342 5543
                           Attention:  Annemiek Hulleman

Banque Artesia Nederland   Harengracht 539-543              20,000,000
N.V                        P.O. Box 274
                           1000 AG Amsterdam
                           The Netherlands

                           Fax:  00 31 20 5204 590
                           Attention: H.D.R. Fledderus

Bank of Scotland           International Division           23,247,000
                           Orchard Brae House
                           30 Queensferry Road
                           Edinburgh EH4 2UG

                           Fax:  0131 343 7080
                           Attention:  Tim Dickie

           Part B - Restricted Subsidiaries and Original Guarantors
           --------------------------------------------------------

================================================================================
Company                       Country of             Address
-------                       ----------             -------
                              Incorporation
                              -------------
--------------------------------------------------------------------------------
Cable Networks Austria        The Netherlands        Fred. Roeskestraat 123
Holding b.v.                                         P.O. Box 74763
                                                     1070 BT
                                                     Amsterdam

--------------------------------------------------------------------------------
Telekabel Wien G.m.b.H.       Austria                Erlachgasse 116
                                                     1100, Wien, Austria
--------------------------------------------------------------------------------
Telekabel Klagenfurt G.m.b.H. Austria                Villacherstrasse 161 9020,
                                                     Klagenfurt, Austria
--------------------------------------------------------------------------------
Telekabel Graz G.m.b.H.       Austria                Lazarettgurtel 81, 8020,
                                                     Graz, Austria
--------------------------------------------------------------------------------
Telekabel-Fernsehnetz Wiener  Austria                Neunkirchnerstrasse 24,
Neustadt                                             2700, Wiener Neustadt,
Neunkirchen Betriebs-G.m.b.H.                        Austria
--------------------------------------------------------------------------------
Telekabel-Fernsehnetz Region  Austria                Hauptplatz 13, 2514
Baden Betriebs- G.m.b.H.                             Traiskirchen, Austria
--------------------------------------------------------------------------------
Radio Public S.A.             Belgium                Chazallaan 140, 1030
                                                     Brussels, Belgium
--------------------------------------------------------------------------------
Janco Multicom A/S            Norway                 Ensjveien 7, 0655 Oslo,
                                                     Norway
--------------------------------------------------------------------------------

                              Part C - Borrowers
                              ------------------

================================================================================
Company                   Country of Incorporation   Address
-------                   ------------------------   -------
--------------------------------------------------------------------------------
United Pan-Europe         The Netherlands            Fred. Roeskestraat 123
Communications N.V.                                  P.O. Box 74763
                                                     1076 EE Amsterdam
--------------------------------------------------------------------------------
Telekabel Wien G.m.b.H.   Austria                    Erlachgasse 116, 1100 Wien,
                                                     Austria
--------------------------------------------------------------------------------
Janco Multicom A/S        Norway                     Ensjveien 7,
                                                     0655 Oslo,
                                                     Norway
================================================================================

                                  SCHEDULE 2
                                  ----------
                            Form of Drawdown Notice
                            -----------------------

To:   The Toronto-Dominion Bank,
      Triton Court,
      14/18 Finsbury Square,
      London EC2A 1DB.
      Attention: Manager, Loans Agency                              [Date]


              NLG 1,100,000,000 Multi-currency Revolving Credit
              -------------------------------------------------
   Facility Agreement dated 8th October 1997 (as from time to time amended,
   ------------------------------------------------------------------------
     varied, extended, restated, refinanced or replaced, the "AGREEMENT")
     --------------------------------------------------------------------

We refer to the Agreement and hereby give you notice that [[if the Borrower is the Parent or the Norwegian Borrower only] we wish to draw down an Advance of [amount] on [date] for a Term of [ ] months [[if the Borrower is Telekabel Wien only] we wish to issue a Telekabel Note in the nominal amount of [ ] on [date] for a Term of [ ] months]. The funds should be credited to [name and number of account] with [details of bank in [principal financial centre for relevant Optional Currency.]]

We confirm that:

      (i) so far as we are aware, no event or circumstance has occurred and is continuing which constitutes a Default; [and]

      (ii) the representations and warranties contained in clause 10.1 of the Agreement to be repeated in accordance with clause 10.3 of the Agreement;

            (A) [if the aggregate Guilder Amount of Advances outstanding after such drawing would exceed the aggregate Guilder Amount of Advances outstanding prior to that drawing (after taking into account any repayment made on the date of such drawing)] are true and correct; or

            (B) [in all other circumstances] are not incorrect or misleading in any way which would be reasonably likely to have a material adverse effect on the ability of any Borrower to perform its obligations under the Agreement or on the financial position of the Parent and its Subsidiaries taken as a whole;

      as at the date of this notice as if made with respect to the facts and circumstances existing at the date of this notice; [and]

      (iii) [[if the Borrower is the Norwegian Borrower only] the amount of the Advance, when aggregated with other Advances outstanding to the Norwegian Borrowers, is less than the Norwegian Loan Amount].

[[If the Borrower is Telekabel Wien only] We enclose a Telekabel Note in respect of the drawdown requested by this notice which has been duly completed save for the provision of such Telekabel Note dealing with the calculation of interest. We hereby authorise you to complete on our behalf the provisions of such Telekabel Note dealing with the calculation of interest.]

The Parent confirms that Total Annualised Net Operating Cash Flow is the most recently delivered Monthly Management Account was [ ].

[The Parent confirms that Cable TV Annualised Net Operating Cash Flow in the most recently delivered Monthly Management Accounts was [ ]].

The Parent confirms that the ratio of Total Debt (including for these purposes, the amount of the Advance the subject of this notice) to Total Annualised Net Operating Cash Flow as calculated from the most recently delivered Monthly Management Accounts delivered to the Agent under the Agreement was [ ].

[The Parent confirms that the ratio of Total Debt (including for these purposes, the amount of the Advance the subject of this notice) to Cable TV Annualised Net Operating Cash Flow as calculated from the most recently delivered Monthly Management Accounts delivered to the Agent under the Agreement was [ ]].

Words and expressions defined in the Agreement shall have the same meanings where used in this notice.

                             For and on behalf of
                     United Pan-Europe Communications N.V.

                          ..........................


                        [if Borrower is not the Parent]
                             For and on behalf of
                          [Name of relevant Borrower]

                          ..........................

                                  SCHEDULE 3
                                  ----------
  Part A - documents and evidence required as conditions precedent to first
  -------------------------------------------------------------------------
  Advance
  -------

(a) A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent, of the constitutive documents of the Parent and each member of the Restricted Group amended as agreed between the Parent and the Agent.

(b) A copy, certified as a true copy by an Authorised Officer of the Parent, of resolutions of the Supervisory Board of Directors of the Parent evidencing approval of this Agreement, the Security Documents to which it is a party and authorising its appropriate officers to execute and deliver this Agreement, such Security Documents and to give all notices and take all other action required by the Parent under this Agreement and each such Security Document.

(c) A copy, certified as a true copy by an Authorised Officer of the Parent of resolutions of the Board of Directors of each of the members of the Restricted Group (except for the Austrian members of the Restricted Group) evidencing approval of this Agreement and the Security Documents to which they are a party and authorising their respective appropriate officers to execute and deliver such Security Documents and to give all notices and take all other action required by such member of the Restricted Group thereunder.

(d) Specimen signatures, authenticated by an Authorised Officer of the Parent, of the persons authorised in the resolutions referred to in paragraphs (b) and (c) above, together with originals of the powers of attorney granted by the Parent and any member of the Restricted Group in connection with the Finance Documents.

(e) A copy, certified as a true copy by an Authorised Officer of the Parent, of all consents, authorisations, licences and approvals required by the members of the Restricted Group to authorise, or required by the members of the Restricted Group in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of this Agreement and the Security Documents and the performance by the members of the Restricted Group of their respective obligations under this Agreement and the Security Documents.

(f) An opinion of Norton Rose, dated not more than five Banking Days prior to the first Drawdown Date, in a form acceptable to the Agent.

(g) A copy, certified as a true copy by an Authorised Officer of the Parent of a letter from each Obligor's agent for receipt of service of process referred to this Agreement and in the Security Trust Deed accepting its appointment.

(h) The Share Securities and the Security Trust Deed duly executed by the Parent and/or by the other members of the Restricted Group party thereto together with all documents, deeds, notices and certificates required to be delivered pursuant to the terms thereof.

(i)   The Disclosure Letter.

(j) The audited financial statements for the financial year ended on 31 December 1996 referred to in clause 10.1(g)(i) and the monthly management accounts and quarterly management accounts referred to in clause 10.1(g)(ii).

(k)   A copy of the Management Base Case.

(l)   A copy of the accountants letter relating to the Management Base Case.

(m) Copies, certified by the Authorised Officer of the Parent to be true, complete and up to date copies of:

            (i)   the Licences;

            (ii)  the Principal Agreements; and

            (iii) the Necessary Authorisations.

Documents and evidence required as conditions precedent in Austria
------------------------------------------------------------------

1 List of receivables pledged by the Austrian Security Document to be provided on or before 12 December, 1997 under clause 3.6(b).

2 Written confirmation from the secretary of Telekabel Wien that the pledge pursuant to the Austrian Security Document has been noted in the computerised company books of Telekabel Wien to be provided on or before 12 December, 1997 under clause 3.6(b).

3 Originals of the notice and acknowledgement of the pledge of bank account duly signed by Telekabel Wien and acknowledged by the relevant bank, as set out in the schedule to the Austrian Security Document to be provided on or before 12 December, 1997 under clause 3.6(b).

4 A resolution of CNA, as 95 per cent. shareholder in each other Telekabel Entity (other than Telekabel Wien), inter alia, approving the entry into by such Telekabel Entity of the Guarantee, in a form acceptable to the Agent.

5 An opinion of Ortner, Poch, Foramitti Rechtsanwalte, special legal advisers to the Banks in Austria, dated not more than five Banking Days prior to the first Drawdown Date, in a form acceptable to the Agent.

Documents and evidence required as conditions precedent in Belgium
------------------------------------------------------------------
1 Entry in the share register of Radio Public of the pledge of shares in Radio Public given by the Parent, signed by the Parent.

2 Regulatory approvals of Radio Public for Etterbeek, Schaarbeek, Koekelberg, Jette, Ganshoren, Berghem-Sainte-Agathe, Forest, Leuven, Heverlee and Kessel-Lo and two letters of the Belgian Institute for Post and Telecommunication authorising Radio Public to operate an Internet Service and a telecommunications service from 7th May 1997.

3 An opinion of Coppens, Van Ommeslaghe & Faures, special legal advisers to the Banks in Belgium, dated not more than five Banking Days prior to the first Drawdown Date, in a form acceptable to the Agent.

Documents and evidence required as conditions precedent in the Netherlands
--------------------------------------------------------------------------

1 An extract from the trade register of the Chamber of Commerce of the Parent and each member of the Restricted Group incorporated in The Netherlands.

2 A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Parent, of the shareholders' register of (i) the Parent and
      (ii) each member of the Restricted Group incorporated in The Netherlands.

3 Resolution of the Board of Supervisory directors of the Parent evidencing approval of this Agreement and the Security Documents to which the Parent is a party and authorising the appropriate officers of the Parent to execute and deliver the Agreement and the Security Documents and to give all notices and other action required thereunder.

4 A confirmation satisfactory to the Agent from ABN Amro Bank N.V. of all amounts outstanding under the Existing UPC Facility to be repaid for value 10th October 1997 and confirming that all and any security granted in connection with such facility will be released and that such facility shall be irrevocably cancelled on receipt of such amount.

5 An opinion of (i) Trenite Van Doorne and (ii) Horlings, Bronwer & Horlings, special legal advisers to the Banks in the Netherlands, dated not more than five Banking Days prior to the first Drawdown Date, in a form acceptable to the Agent.

Documents and evidence required as conditions precedent in Norway
-----------------------------------------------------------------

1 A shareholders' resolution of the shareholders of Janco evidencing approval of the shareholders of Janco to the terms of this Agreement and the obligations of Janco thereunder.

2 A letter from the Norwegian Bankruptcy Register confirming that as of the first Drawdown Date, none of the members of the Restricted Group incorporated in Norway have been reported from the local probate courts to the said register bankrupt.

3 Copies, certified as true copies by an Authorised Officer of the Parent, of shareholders' registers ("aksjonaerprotokoll") of Janco.

4 An opinion of Wiersholm, Mellbye & Bech, special legal advisers to the Banks in Norway, dated not more than five Banking Days prior to the first Drawdown Date, in a form acceptable to the Agent.

5 Originals of the notice of assignment of dividends and acknowledgement of notice duly signed by the Parent and acknowledged by Janco, as set out in exhibits 1 and 2 to the Norwegian Share Security.

                                  SCHEDULE 3
                                  ----------
  Part B - Documents and evidence required as conditions precedent to Philips
  ---------------------------------------------------------------------------
  Advance
  -------


(a) A copy certified to be a true copy by an Authorised Officer of the Parent of the Securities Purchase and Conversion Agreement and the Bridge Facility Agreement.

(b)   Evidence satisfactory to the Agent that:

      (i) all conditions to the Securities Purchase and Conversion Agreement have been satisfied other than those dependant upon the drawdown of the Philips Advance and, if the Parent is required to issue any Initial Preference Shares (as defined in the Securities Purchase and Conversion Agreement) pursuant to the terms of the Securities Purchase and Conversion Agreement such shares are consistent with the outline terms and conditions contained in the Securities Purchase and Conversion Agreement;

      (ii) all conditions precedent set out in the Bridge Facility Agreement have been satisfied and a drawdown notice in respect of the full amount of the Bridge Facility has been given in accordance with the terms thereof;

      (iii) the Parent has sufficient funds at its disposal, in the opinion of the Agent, which when aggregated with the Philips Advance will enable the Parent to consummate the Philips Transaction in accordance with the terms of the Securities Purchase and Conversion Agreement.

(c)   Such other documents and evidence as the Agent shall reasonably require.

                                  SCHEDULE 3
                                  ----------
  Part C - Documents and evidence required as conditions precedent to the first
  -----------------------------------------------------------------------------
  Advance made to the Norwegian Borrowers if at that time the Norwegian Merger
  ----------------------------------------------------------------------------
  has occurred
  ------------

(a) An opinion of Wiersholm, Mellbye & Bech, special legal advisers to the Banks in Norway dated not more than five Banking Days prior to the date of the first Advance to be made to the Norwegian Borrowers, in a form acceptable to the Agent.

(b) Each of the Norwegian Security Documents listed in part B of schedule 13 duly executed by the members of the Restricted Group party thereto together with all documents, deeds, notices and certificates required to be delivered pursuant to the terms thereof.

(c) A confirmation from ING Bank N.V. specifying the total of all amounts outstanding under the Existing Norkabel Facility as at the proposed date of the first Advance to be made to the Norwegian Borrowers and that such of the Norwegian Security Documents that are to be assigned or transferred to the Security Trustee by ING Bank N.V. have been deposited with the law firm Thommessen, Krefting, Greve, Lund in Oslo, who have been irrevocably instructed to release the said documents to the law firm Wiersholm, Mellbye & Bech in Oslo on behalf of the Security Trustee upon confirmation from ING Bank N.V. that the said amounts have been received and that upon the said amounts being received all other security granted to ING Bank N.V. in connection with the Norkabel Facility shall be released, cancelled or discharged (as the case may be).

(d)   each of the documents and evidence specified in part B of schedule 11.

(e) A shareholders resolution of the shareholders of Janco evidencing approval of the shareholders of Janco to the terms of the Norwegian Security Documents and the obligations of Janco under those documents.

(f) A copy, certified as a true copy by an Authorised Officer of the Parent of the Shareholders' registers ("aksjonaerprotokoll") of Janco.

(g) A letter from the Norwegian Bankruptcy Register confirming that as of the date of the first drawdown to be made to the Norwegian Borrowers, that Janco has not been reported from the local probate court to the said local register bankrupt.

(h) Consent in writing to record the mortgages over leased real estates with appurtenances forming part of the Norwegian Security Documents, from the landlords who have not given such consent earlier on.

(i) Evidence of the discharge of all Encumbrances granted by Janco prior to the date of the Norwegian Merger.

(j) An assignment given by the Parent of all of its rights title benefit and interest in and under the Janco Loan Agreement, in form and substance satisfactory to the Majority Banks together with such Board Resolutions, legal opinions and such other documents and evidence to show that the obligations of the Parent thereunder are legal, valid and binding, as the Agent, acting on the instructions of the Majority Banks, may reasonable require.

(k) A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of each relevant company, of the constitutive documents as at the date of foundation of such company of each member of the Restricted Group incorporated in Norway.

                                  SCHEDULE 3
                                  ----------
  Part D - Documents and evidence required as conditions precedent to the first
  -----------------------------------------------------------------------------
  Advance made to the Norwegian Borrowers if at that time the Norwegian Merger
  ----------------------------------------------------------------------------
  has not occurred
  ----------------

(a) An opinion of Wiersholm, Mellbye & Bech, special legal advisers to the Banks in Norway dated not more than five Banking Days prior to the date of the first Advance to be made to the Norwegian Borrowers, in a form acceptable to the Agent.

(b) Each of the Norwegian Security Documents listed in part A of schedule 13 duly executed by the members of the Restricted Group party thereto together with all documents, deeds, notices and certificates required to be delivered pursuant to the terms thereof.

(c) A confirmation from ING Bank N.V. specifying the total of all amounts outstanding under the Existing Norkabel Facility as at the proposed date of the first Advance to be made to the Norwegian Borrowers and that such of the Norwegian Security Documents that are to be assigned or transferred to the Security Trustee by ING Bank N.V. have been deposited with the law firm Thommessen, Krefting, Greve, Lund in Oslo, who have been irrevocably instructed to release the said documents to the law firm Wiersholm, Mellbye & Bech in Oslo on behalf of the Security Trustee upon confirmation from ING Bank N.V. that the said amounts have been received and that upon the said amounts being received all other security granted to ING Bank N.V. in connection with the Norkabel Facility shall be released, cancelled or discharged (as the case may be).

(d) A shareholders resolution of the shareholders of Janco evidencing approval of the shareholders of Janco to the terms of the Norwegian Security Documents and the obligations of Janco under those documents.

(e) A copy, certified as a true copy by an Authorised Officer of the Parent of the Shareholders' registers ("aksjonaerprotokoll") of each member of the Restricted Group incorporated in Norway.

(f) A letter from the Norwegian Bankruptcy Register confirming that as of the date of the first drawdown to be made to the Norwegian Borrowers, no member of the Restricted Group incorporated in Norway has been reported from the local probate court to the said local register bankrupt.

(g) Consent in writing to record the mortgages over leased real estates with appurtenances forming part of the Norwegian Security Documents, from the landlords who have not given such consent earlier on.

(h) Evidence of the discharge of all Encumbrances granted by Janco prior to the date of the first Advance to be made to the Norwegian Borrowers.

(i) An assignment given by the Parent of all of its rights title benefit and interest in and under the Janco Loan Agreement, in form and substance satisfactory to the Majority Banks together with such Board Resolutions, legal opinions and such other documents and evidence to show that the obligations of the Parent thereunder are legal, valid and binding, as the Agent, acting on the instructions of the Majority Banks, may reasonable require.

(j) A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of each relevant company, of the constitutive documents as at the date of the foundation of such company of each member of the Restricted Group incorporated in Norway.

                                SCHEDULE 4
                                ----------
                      Calculation of Additional Cost
                      ------------------------------

1 The Additional Cost shall be calculated by the Agent in respect of each period for which it falls to be calculated relating to an Advance in accordance with the following formulae:

      In relation to each Sterling Advance:

                  CL + S(L - Z) + 0.01F
                  ---------------------- = per cent. per annum
                      100- (C + S)

      In relation to each other Advance:

                    0.01F
                  Y------ = per cent. per annum
                    100

      Where:

      C     =     The amount required to be held as a non-interest bearing cash ratio deposit with the Bank of England expressed as a percentage of an eligible institution's eligible liabilities
                  (above any stated minimum).

      F     =     The amount of Sterling per(pound)1,000,000 of the fee base of an authorised institution payable to the Financial Services
                  Authority per annum (disregarding any minimum fee payable under the Fees Regulations).

      L     =     The rate of interest per annum at which Sterling deposits are offered by the Agent to leading banks in the London Interbank
                  Market at or about 11.00 a.m. on the date of calculation for a period comparable to the period for which the Additional Cost is to be calculated.

      S     =     The amount required to be placed as special deposits with the
                  Bank of England, expressed as a percentage of an eligible institution's eligible liabilities (above any stated minimum).

      Y     =     The fraction of foreign currency liabilities taken into
                  account under the Fees Regulations in calculating the fee base
                  (disregarding any offset for claims on non-resident offices).

      Z     =     The lower of L and the rate of interest per annum paid by the
                  Bank of England on special deposits at or about 11.00 a.m. on the date of calculation.

2     For the purposes of calculating the Additional Cost:

      (a) C, L, S and Z are included in the formula as numbers and not as percentages, e.g. if C = 0.15 per cent. and L = 7 per cent. CL is calculated as 0.15 x 7;

      (b) the formula is applied on the first day of each period for which it falls to be calculated (and the result shall apply for the duration of such period);

      (c)   each amount is rounded up to the nearest four decimal places; and

      (d) if the formulae produce a negative percentage, the percentage shall be taken as zero.

3 If alternative or additional financial requirements are imposed by the Bank of England, the Financial Services Authority or any other United Kingdom governmental authority or agency which in the Agent's opinion (after consultation with the Banks) make the formulae (or either of them) no longer appropriate, the Agent shall be entitled by notice to the Borrower to stipulate such other formulae as shall be suitable to apply in substitution for the formulae. Any such other formulae so stipulated shall take effect in accordance with the terms of such notice.

4     In this schedule 4:

      "AUTHORISED" and "INSTITUTION" have the meanings given to those terms in the Banking Act 1987;

      "BANK OF ENGLAND ACT" means the Bank of England Act 1998;

      "ELIGIBLE INSTITUTION" has the meaning given to that term in schedule 2 to the Bank of England Act;

      "ELIGIBLE LIABILITIES" has the meaning given to that term in the Cash Ratio Deposits (Eligible Liabilities) Order 1998 or the applicable substitute order made under the Bank of England Act as is in force on the date of application of the formulae;

      "FEE BASE" has the meaning given to that term in the Fees Regulations;

      "FEES REGULATIONS" means the Banking Supervision (Fees) Regulations 1998 or the applicable substitute regulations made under the Bank of England Act as are in force on the date of application of the formulae; and

      "SPECIAL DEPOSITS" has the meaning given to that term by the Bank of England on the date of application of the formulae.

                                  SCHEDULE 5
                                  ----------
                       Form of Substitution Certificate
                       --------------------------------

BANKS ARE ADVISED NOT TO EMPLOY SUBSTITUTION CERTIFICATES WITHOUT FIRST ENSURING
--------------------------------------------------------------------------------
THAT THE TRANSACTION COMPLIES WITH ALL APPLICABLE LAWS AND REGULATIONS,
-----------------------------------------------------------------------
INCLUDING THE FINANCIAL SERVICES ACT 1986 AND REGULATIONS MADE THEREUNDER.
--------------------------------------------------------------------------

To:   The Toronto-Dominion Bank,
      Triton Court,
      14/18 Finsbury Square,
      London EC2A 1DB.

      Attention: Manager, Loans Agency                               ' 19'


                           Substitution Certificate
                           ------------------------

      This Substitution Certificate relates to an Agreement (as from time to time amended, varied, extended, restated, refinanced or replaced, the "AGREEMENT") dated ! 1997 between United Pan-Europe Communications N.V. as Parent and a Borrower (1), the entities listed in part C of schedule 1 thereto as Borrowers (2), the entities listed in part B of schedule 1 thereto as Guarantors (3), The Toronto-Dominion Bank as Arranger (4), the banks and financial institutions whose respective names and addresses are set out in part A of schedule 1 thereto as Banks (5), The Toronto-Dominion Bank as Agent (6) and The Toronto-Dominion Bank as Security Trustee (7). Terms defined in the Agreement shall have the same meaning in this Substitution Certificate.

1 [Name of Existing Bank] (the "Existing Bank") (a) confirms the accuracy of the summary of its Commitment and Contribution set out in the schedule to this Substitution Certificate; and (b) requests [Substitute Bank] (the "Substitute") to accept by way of novation the portion of its Commitment and Contribution specified in the schedule to this Substitution Certificate by counter-signing and delivering this Substitution Certificate to the Agent at its address for the service of notices specified in the Agreement.

2 The Substitute requests the Agent (on behalf of itself, the Arranger, the Security Trustee, the Interest Rate Beneficiaries (as defined in the Security Trust Deed), the Obligors and the Banks) to accept this Substitution Certificate as being delivered to the Agent pursuant to and for the purposes of clause ERROR! REFERENCE SOURCE NOT FOUND. of the Agreement, so as to take effect in accordance with its terms on [date of transfer], [being not earlier than 5 Banking Days after date of delivery of the Certificate to the Agent] (the "Effective Date").

3 The Agent (on behalf of itself and the other parties to the Agreement) confirms the novation effected by this Substitution Certificate pursuant to and for the purposes of clause 17.3 of the Agreement.

4     The Substitute confirms:

      (a) that it has received a copy of the Agreement, the Security Trust Deed and all other Security Documents and other documentation and information required by it in connection with the transactions contemplated by this Substitution Certificate;

      (b) that it has made its own assessment of the execution, effectiveness, adequacy, genuineness, validity, enforceability and admissibility in evidence of the Agreement, the Security Documents and this Substitution Certificate and has not relied and will not rely on the Existing Bank or any statements made by the Existing Bank in that respect;

      (c) that it has made and will continue to make its own appraisal of the creditworthiness of the Parent and its Subsidiaries and its own independent investigation of the financial condition, prospects and affairs of the Parent and its Subsidiaries and has not relied and will not rely on the Existing Bank, the Agent, the Arranger, the Security Trustee or any other Bank or any statement, opinion, forecast or other representation made by the Existing Bank, the Agent, the Arranger, the Security Trustee or any other Bank in that respect;

      (d) accordingly, none of the Existing Bank, the Agent, the Arranger, the Security Trustee or any other Bank shall have no liability or responsibility to the Substitute in respect of any of the foregoing matters[; and]

      (e)   it is a Qualifying Bank.

5 Execution of this Substitution Certificate by the Substitute constitutes its representation to the Existing Bank and all other parties to the Agreement and the Security Trust Deed that it has power to become party to the Agreement and the Security Trust Deed as a Bank on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Substitution Certificate.

6 The Substitute acknowledges that the Existing Bank has no obligation to repurchase or reacquire any of the rights and obligations novated by virtue of this Substitution Certificate or to support, indemnify or compensate the Substitute for any losses suffered by the Substitute as a consequence of the novation effected by virtue of this Substitution Certificate.

7 The Substitute hereby undertakes to the Existing Bank, the Obligors, the Arranger, the Security Trustee, the Interest Rate Beneficiaries and the Agent that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement and the Security Trust Deed will be assumed by it after acceptance of this Substitution Certificate by the Agent.

8     This Substitution Certificate is governed by English law.

Note:  This Substitution Certificate is not a security, bond, note, debenture,
----
       investment or similar instrument.

AS WITNESS the hands of the authorised signatories of the parties hereto on the date appearing below.

                               THE SCHEDULE
                                 ------------

  Amount Advance               Maturity Date                Portion novated
  --------------               -------------                ---------------




      Guilder                                                Portion novated
      -------                                                ---------------
     Amount of                                                     NLG
     ---------                                                     ---
    Commitment
    ----------
        NLG
        ---



                   Administrative Details of Substitute
                   ------------------------------------

Lending office:

Account for payments:

Telephone:

Telefax:

Attention:


[Existing Bank]                                             [Substitute]
By:                                       By:
Date:                                     Date:

The Agent
By:

on its own behalf
and on behalf of the Parent and the other parties to the Agreement and the Security Trust Deed

Date:

                                  SCHEDULE 6
                                  ----------
  Part A - Compliance Certificate to be delivered by an Authorised Officer of
  ---------------------------------------------------------------------------
  the Parent
  ----------

The Toronto-Dominion Bank,
Triton Court,
14/18 Finsbury Square
London
EC2A 1DB

Attention:  Manager, Loans Agency                                      [Date]


Dear Sirs,

                     United Pan-Europe Communications N.V.
                     -------------------------------------
                  NLG 1,100,000,000 Multi-Currency Revolving
                  ------------------------------------------
             Credit Facility, Loan Agreement dated [     ], 1997
             ---------------------------------------------------
     (as from time to time amended, varied, extended, restated, refinanced
     ---------------------------------------------------------------------
                       or replaced the "LOAN AGREEMENT")
                       ---------------------------------

      We refer to the Loan Agreement and deliver this Certificate in respect of the Six Months Period ended [Quarter Day] pursuant to clause 11.1(j)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate.

      We confirm that:

1     Net Operating Cash Flow for the Restricted Group in respect of the Six
      Month Period ending on [Quarter Day] was [    ] [insert calculation
      details].

2     Cable TV Net Operating Cash Flow for the Restricted Group in respect of
      the Six Month Period ending on [Quarter Day] was [    ] [insert
      calculation details].

3     As at the end of [Quarter Day] Total Debt was [    ] [insert calculation
      details].

4     Total Debt Interest Charges for the Six Month Period ending on [Quarter
      Day] was [    ] [insert calculation details].

5 On the basis of the current rate of interest payable in relation thereto, the total forecast amount of interest and any other charges payable in respect of [Borrowed Money of the Restricted Group] during the twelve
      months immediately following [Quarter Day] will be [    ]. The principal
      amount of [Borrowed Money of the Restricted Group] to be repaid in accordance with the terms of [such Borrowed Money] during such twelve
      months will be [    ] [insert calculation details]/1/

      Based on the above, we confirm that on [Quarter Day]:

1     The ratio of Total Debt to Total Annualised Net Operating Cash Flow was
      [    ] [insert calculation details].

2     The ratio of Total Debt to Cable TV Annualised Net Operating Cash Flow was
      [    ] [insert calculation details].

3     The ratio of Total Annualised Net Operating Cash Flow to Total Debt
      Interest charges was [    ] [insert calculation details].

4     The ratio of Total Annualised Net Operating Cash Flow to Proforma Debt
      Service was [    ] [insert calculation details]./1/

      Accordingly, we confirm that [save as disclosed in this certificate] on [Quarter Day] the Parent was in compliance with those covenants contained in clause 12.2(a) to (d) inclusive of the Loan Agreement which were applicable as at [Quarter Day].

      We confirm that the representations and warranties contained in clause
10.1 of the Loan Agreement to be repeated in accordance with clause 10.3 of the Loan Agreement, are true and correct as at the date hereof as if made with respect to the facts and circumstances existing at such date.

                              For and on behalf of
                      United Pan-Europe Communications N.V.


                              ..................
                              Authorised Officer




/1/ From and including 31st December 2000 only

                                  SCHEDULE 6
                                  ----------
  Part B - Compliance Certificate to be delivered by the auditors of the
  ----------------------------------------------------------------------
  Restricted Group
  ----------------

The Toronto-Dominion Bank,
Triton Court,
14/18 Finsbury Square
London
EC2A 1DB

Attention:  Manager, Loans Agency                                      [Date]


Dear Sirs,

                     United Pan-Europe Communications N.V.
                     -------------------------------------
                        NLG 1,100,000,000,000 Revolving
                        -------------------------------
              Credit Facility, Loan Agreement dated [    ], 1997
              --------------------------------------------------
          (as from time to time amended, varied, extended, restated,
          ----------------------------------------------------------
                 refinanced or replaced the "LOAN AGREEMENT")
                 --------------------------------------------

      We refer to the Loan Agreement and deliver this Certificate in respect of the financial year ended [year end] pursuant to clause 11.1(j)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate.

      We confirm that in our opinion:


1     Net Operating Cash Flow for the Restricted Group in respect of the
      financial year ending on [year end] was [    ] [insert calculation
      details].

2     Cable TV Net Operating Cash Flow for the Restricted Group in respect of
      the financial year ending on [year end] was [    ] [insert calculation
      details].

3     As at the end of [year end] Total Debt was [    ] [insert calculation
      details].

4     Total Debt Interest Charges for the financial year ending on [year end]
      was [    ] [insert calculation details].

5 On the basis of the current rate of interest payable in relation thereto, interest and any other specific rate charges payable in respect of [Borrowed Money of the Restricted Group] during the twelve months
      immediately following [year end] will be [    ]. The principal amount of
      [Borrowed Money of the Restricted Group] to be repaid in accordance with
      the terms of such Borrowed Money during such twelve months will be [    ]
      [insert calculation details]./1/

      Based on the above, we confirm that on [year end]:

1     The ratio of Total Debt to Total Annualised Net Operating Cash Flow was
      [    ] [insert calculation details].

2     The ratio of Total Debt to Cable TV Annualised Net Operating Cash Flow was
      [    ] [insert calculation details].

3     The ratio of Total Annualised Net Operating Cash Flow to Total Debt
      Interest Charges was [    ] [insert calculation details].

4     The ratio of Total Annualised Net Operating Cash Flow to Pro-forma Debt
      Service was [    ] [insert calculation details].

      Accordingly, we confirm that in our opinion [and save as disclosed in this Certificate] as at [year end] the Parent was in compliance with those covenants contained in clause 12.2 (a) to (d) (inclusive) of the Loan Agreement which were applicable as at [year end].

                              For and on behalf of



                              ....................
                                    Auditors



/1/   From and including 31st December 2000 only.

                                  SCHEDULE 7
                                  ----------
                                   Licences
                                   --------

A:    Austrian Licences
      -----------------

      "AUSTRIAN LICENCES" means the following documents and agreements:

      (a)   Telekabel Wien
            --------------

            (i)   Gewerbeschein dated 5th November 1981 and

            (ii)  Gewerbeschein dated 30th October 1979

            (iii) Konzessionsdekret dated 8th October 1981

            (iv)  Fernmeldebewilligung dated 13th September 1993

            (v)   Wegerechte: Bescheld der Germeinde Wien dated 1st
                  March 1978

      (b)   Telekabel Graz GmbH
            -------------------

            (i)   Gewerbeschein dated 22nd April 1980

            (ii)  Gewerbeschein dated 7th May 1984

            (iii) Fernmeldebewilligung dated 24th October 1995

      (c)   Telekabel Klagenfurt GmbH
            -------------------------

            (i)   Gewerbeschein dated 10th November 1980

            (ii)  Gewerbeschein dated 16th December 1982

            (iii) Fernmeldebewilligung dated 17th January 1995

      (d)   Telekabel-Fernsehnetz Baden Betriebsgesellschaft mbh
            ----------------------------------------------------

            (i)   Gewerbeschein dated 4th December 1981

            (ii) Fernmeldebewillignung dated 26th July 1990 held by Kabel - TV - Sud GmbH (minority shareholder)

      (e)   Telekabel-Fernsehnetz        Wiener        Neustadt/Neunkirchen
            ---------------------------------------------------------------
            Betriebsgesellschaft mbh
            ------------------------

            (i)   Gewerbeschein dated 26th June 1984

            (ii) Fernmeldebewilligung dated 25th July 1990 held by Kabel-TV-Wiener Neustadt GmbH (minority shareholder).

B:    Belgian Licences
      ----------------

"BELGIAN LICENCES" means the following documents and agreements:

1     BRUSSELS AREA:
      --------------

(a)   Municipality of Etterbeek:
      --------------------------

      Licence given by settlement agreement dated 26 May 1997 and authorisation dated 19 May 1969.

(b)   Municipality of Schaerbeek
      --------------------------

      Licence given by agreement dated 17 July 1968 and authorisation dated 21 October 1969.

(c)   Municipality of Koekelberg
      --------------------------

      Licence given by agreement dated 19 April 1968 and authorisation dated 21 October 1969.

(d)   Municipality of Jette
      ---------------------

      Licence given by agreement dated 7 May 1968 and authorisation dated 6 February 1970.

(e)   Municipality of Ganshoren
      -------------------------

      Licence given by agreements dated 19 March 1969 and 18 November 1988 and authorisation dated 6 February 1970.

(f)   Municipality of Berghem-St-Agathe
      ---------------------------------

      Licence given by agreement dated 29th December 1969 and agreement dated 20 July 1988, and authorisation dated 22 December 1970.

(g)   Municipality of Forest
      ----------------------

      Licence given by agreement dated 31 March 1969 and authorisation dated 21 December 1970.

2     LEUVEN AREA:
      ------------

(a)   Municipality of Heverlee
      ------------------------

      Licence given by agreement dated 22 November 1968 and authorisation dated 1971.

(b)   Municipality of Kessel-Lo
      -------------------------

      Licence given by agreement dated 5 December 1968, and authorisation dated 1971.

(c)   Municipality of Leuven
      ----------------------

      Licence given by agreement dated 30 August 1968, and authorisation dated 1971.

3     TELECOMMUNICATIONS SERVICES
      ---------------------------

(a) Letter of the IBPT authorising Radio Public to provide Internet access through the company's public telecommunications structure;

(b) Letter of the IBPT authorising Radio Public to operate a public telecommunications system service as of 7 May 1997, in the territories of Etterbeek, Shaerbeek, Koekelberg, Jette, Ganshoren, Berghem-St.-Agathe, Forest and Leuven.

                                  SCHEDULE 8
                                  ----------
                         Form of Deed of Subordination
                         -----------------------------



                                    DATED '
                                    -------



                        [SUBORDINATED CREDITOR]     (1)
                                  and
                       THE TORONTO-DOMINION BANK    (2)
                             (as Security Trustee)

                        ------------------------------

                             DEED OF SUBORDINATION

                        ------------------------------







                                  NORTON ROSE
                                    London

THIS DEED OF SUBORDINATION is dated' and made BETWEEN:

(1)   [NAME OF SUBORDINATED CREDITOR] (No. [    ]) whose [registered
      office/principal place of business] is at [    ] (the "SUBORDINATED
      CREDITOR"); and

(2) THE TORONTO-DOMINION BANK of Triton Court, 14/18 Finsbury Square, London EC2A 1DB as Security Trustee.

WHEREAS

(A)   By an agreement dated [    ], 1997 (as from time to time amended, varied,
      extended, restated, refinanced or replaced, the "FACILITY AGREEMENT") made between (1) United Pan-Europe Communications N.V., as Parent and a Borrower, (2) the entities listed in part C of schedule 1 thereto as Borrowers, (3) the entities listed in part B of schedule 1 thereto as Original Guarantors, (4) the Arranger, (5) the banks whose names and addresses are set out in part A of schedule 1 thereto as Banks and (6) the Agent and (7) the Security Trustee, the Banks agreed, upon and subject to the terms and conditions of the Facility Agreement, to make available to the Borrowers a reducing revolving credit facility of up to NLG 1,100,000,000.

(B) The Subordinated Creditor has or will make certain Borrowed Money available to the Borrowers and/or other members of the Restricted Group pursuant to the Subordinated Agreements.

(C) The Parent has agreed to procure that the Subordinated Creditor enter into this Deed pursuant to clause 11.1(x) of the Facility Agreement.

WITNESSES as follows:


1     DEFINITIONS AND INTERPRETATION
      ------------------------------

1.1   Definitions

      In this Deed:

      "DISTRIBUTION" means any payment by or distribution of assets whether in cash, property, securities or otherwise;

      "GROUP LIABILITIES" means all Liabilities of the Subordinated Creditor to any member of the Restricted Group;

      "INSOLVENCY EVENT" means, any of the events set out in clauses 13.1(i),
      (k), (l) or (o) of the Facility Agreement;

      "LIABILITIES" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

      "SUBORDINATED AGREEMENTS" means the agreements described in the schedule together with any other agreement relating to Subordinated Borrowed Money;

      "SUBORDINATED BORROWED MONEY" means all Liabilities of members of the Restricted Group to the Subordinated Creditor in respect of Borrowed Money howsoever arising, including, without limitation, any such Liabilities arising by virtue of any right of subrogation, reimbursement or indemnity; and

      "SUBORDINATED LIABILITIES" means all Subordinated Borrowed Money including, without limitation, all Liabilities of any member of the Restricted Group under the Subordinated Agreements, including interest thereon or which may arise as a result of the Subordinated Creditor entering into or performing all or any of its obligations under any Subordinated Agreement.

1.2   Facility Agreement definitions
      ------------------------------

      Unless the context otherwise requires, or unless otherwise defined in this Deed (i) words and expressions defined in the Facility Agreement shall have the same meaning when used in this Deed (including its recitals) and
      (ii) words and expressions defined in the Security Trust Deed shall, unless otherwise defined in the Facility Agreement, shall have the same meaning when used in this Deed (including its recitals).

1.3   Interpretation
      --------------

      The interpretative provisions in clauses 1.3, 1.4, 1.5 and 1.6 of the Facility Agreement shall apply, mutatis mutandis, in this Deed.

1.4   Effect as a Deed
      ----------------

      This Deed is intended to take effect as a deed notwithstanding that the Security Trustee and/or the Subordinated Creditor may have executed it under hand only.

1.5   Successors and assigns
      ----------------------

      The expressions "Borrower", "Obligor", "Subordinated Creditor", "Beneficiary", "Security Trustee", "Agent", "Parent" and "Member of the Restricted Group" include, where the context admits, their respective successors.

2     DEFERRAL UNDERTAKINGS
      ---------------------

2.1   Subordinated Creditor undertakings
      ----------------------------------

      The Subordinated Creditor hereby undertakes with the Security Trustee that, notwithstanding any provision of any of the Subordinated Agreements, for so long as any Secured Obligations remain outstanding, it will, and will procure that its Subsidiaries will, unless with the prior written consent of the Security Trustee, directly or indirectly:

      (a) not demand or accept payment or repayment of, in whole or part, from any member of the Restricted Group or any other person liable, any of the Subordinated Liabilities or any distribution of assets (whether in cash, property, securities or otherwise) in respect of the same;

      (b) not take, accept, receive or permit to exist any Encumbrance to secure the payment and/or repayment of any of the Subordinated Liabilities;

      (c) not assign, transfer, create any Encumbrance over or otherwise dispose of, any of the Subordinated Liabilities;

      (d)   not take, accept or receive any Distribution; or

      (e) (save only to the extent it may be required to do so under any applicable law) not set-off any Subordinated Liabilities against any Group Liabilities;

      (f) not commence any proceedings against any member of the Restricted Group or take any action for or in respect of the recovery of any of the Subordinated Liabilities, or any part thereof (including, without limitation, any action or step with a view to winding up any member of the Restricted Group);

      (g) not enter into any transaction, whether by way of borrowing or otherwise, constituting, or otherwise suffer to arise any Group Liabilities;

      (h) not agree to any variation of the terms of any Subordinated Agreement; or

      (i) procure that each of its Subsidiaries (which is not a member of the Restricted Group) enters into a Deed of Subordination prior to any moneys in respect of any loans made by such Subsidiary to any member of the Restricted Group and provides the Agent with such evidence as it may reasonably request as to the power and authority of the relevant Subsidiary to enter into such Deed of Subordination and that such Deed of Subordination constitutes valid and legally binding obligations of the relevant Subsidiary enforceable in accordance with its terms.

[2.2  Permitted payments
      ------------------

      If (A) no Default has occurred and is continuing or would result from the making of any payment under this clause 2.2 and (B) in respect of each of the two most recent previous consecutive Quarterly Periods the ratio of Total Debt to Total Annualised Net Operating Cash Flow (calculated on the last day of each such Quarterly Period by reference to the Six Month Period ended on such date) each as demonstrated in the Compliance Certificate for the relevant Quarterly Period that has been delivered to the Agent under the Facility Agreement for the Quarterly Period ending immediately prior to such date is less than and remains below 3:1, then this clause shall not prevent the payment of any interest on any Subordinated Agreement.]

2.3   Notification of Subordinated Liabilities
      ----------------------------------------

      The Subordinated Creditor hereby agrees to notify the Security Trustee of the amounts from time to time of the Subordinated Liabilities and the Group Liabilities which may be scheduled to be made by any member of the Restricted Group to the Subordinated Creditor.

3     SUBORDINATION
      -------------

3.1   Insolvency Events
      -----------------

      Upon an Insolvency Event occurring in respect of any member of the Restricted Group:

      (a) the claims of the Subordinated Creditor in respect of the Subordinated Liabilities shall be postponed in all respects to the Secured Obligations;

      (b) the Subordinated Creditor shall not, unless otherwise directed by the Security Trustee, prove for the Subordinated Liabilities until the Secured Obligations have first been paid or discharged in full (and for all purposes any Distribution received by the Security Trustee shall only be taken to discharge the Secured Obligations to the extent of the actual amount received);

      (c) if the Subordinated Creditor is directed by the Security Trustee to prove for the Subordinated Liabilities then it shall act in accordance with such directions and shall procure that any resultant Distributions shall be made by the liquidator of the relevant member of the Restricted Group, or any other person making the Distribution, to the Security Trustee to the extent necessary to repay all the Secured Obligations in full; and

      (d) the Subordinated Creditor hereby irrevocably authorises and directs the Security Trustee to submit any proof and/or to instruct the relevant liquidator or other person to make Distributions in accordance with the foregoing.

3.2   Payments contrary to this Deed
      ------------------------------

      In the event of:

      (a) any payment or other Distribution being made to, or a right of set-off of the Group Liabilities against the Subordinated Liabilities being exercised by, the Subordinated Creditor or any member of the Restricted Group contrary to the provisions of this Deed;

      (b) any Distribution being made by a liquidator or other person to the Subordinated Creditor, rather than to the Security Trustee, as required by clause 3.1; or

      (c) the Subordinated Creditor or any member of the Restricted Group being required to exercise rights of set-off of the Group Liabilities against the Subordinated Liabilities under applicable law (as contemplated in clause 2.1(e)).

      the Subordinated Creditor shall forthwith pay to the Security Trustee an amount equal to the Distributions which shall have been so received by it up to an aggregate amount equal to the Secured Obligations or, as the case may be, in the case of set-off, an amount equal to the sum set-off up to an aggregate amount equal to the Secured Obligations and, until such payment to the Security Trustee, the Subordinated Creditor will hold such sums on trust for the Security Trustee and any such sums so paid to the Security Trustee shall be applied in accordance with the terms of the Security Trust Deed in or toward discharge of the Secured Obligations.

3.3   Subordinated Agreements
      -----------------------

      Notwithstanding clauses 2 and 3, nothing contained in this Deed is intended to or shall impair, as between the members of the Restricted Group and the Subordinated Creditor, the obligations of the members of the Restricted Group under the Subordinated Agreements, including the obligation to pay to the Subordinated Creditor all of the Subordinated Liabilities. Until all of the Subordinated Liabilities are paid in full by the relevant members of the Restricted Group in funds which may, at the time when the same are received, be fully retained by the Subordinated Creditor after giving effect to this Deed, the members of the Restricted Group shall remain fully liable under the Subordinated Agreements and any payment made to the Subordinated Creditor in contravention of the terms of this Deed or by the Subordinated Creditor to the Agent pursuant to this Deed shall not be deemed for these purposes to have in any way extinguished the obligations of the members of the Restricted Group to the Subordinated Creditor in relation to the Subordinated Liabilities pursuant to the Subordinated Agreements.

3.4   Subrogation
      -----------

      If the Secured Obligations are partially paid out of any proceeds received in respect of or on account of any Subordinated Liabilities, the Creditor will not be subrogated to the Secured Obligations so paid (or any Collateral Instrument) until the Secured Obligations have been irrevocably paid in full.

4     CONTINUING OBLIGATIONS
      ----------------------

4.1   Continuing obligations
      ----------------------

      The obligations of the Subordinated Creditor hereunder shall be continuing obligations and shall be and remain fully effective until this Deed is formally released following the discharge in full of the Secured Obligations notwithstanding any intermediate reduction or settlement of the Secured Obligations or any part thereof and notwithstanding any increase in or variation of the Secured Obligations or any amendment, variation, extension, restatement, refinancing or replacement of the Facility Agreement any Interest Rate Hedging Arrangements or Security Document.

4.2   Statements of account
      ---------------------

      Any statement of account of the Parent, signed as correct by an officer of the Agent, showing the amount of the Secured Obligations shall be prima facie evidence of the amount of the Secured obligations.

4.3   Continuing security and other matters
      -------------------------------------

      This Deed shall:

      (a) secure the ultimate balance from time to time of the Secured Obligations and shall be a continuing security, notwithstanding any settlement of account or other matter whatsoever;

      (b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Beneficiaries or any of them; and

      (c) not be in any way prejudiced or affected by the existence of any Collateral Instrument or other right or remedy or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Beneficiaries or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

4.4   Liability unconditional
      -----------------------

      The liability of the Subordinated Creditor shall not be affected, discharged or reduced by reason of:

      (a) the Incapacity or any change in the name, style or constitution of any Obligor or any other person;

      (b) the Beneficiaries (or any of them) granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, any Obligor or any other person or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any Obligor or any other person; or

      (c) any act or omission which but for this provision might operate to exonerate the Subordinated Creditor.

4.5   Collateral Instruments
      ----------------------

      None of the Beneficiaries shall be obliged to make any claim or demand on the Obligors or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Deed and no action taken or omitted by the Beneficiaries in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Subordinated Creditor under this Deed nor (until sufficient money has been received by the Beneficiaries (whether or not credited to a suspense account), to discharge irrevocably the Secured Obligations in full and no Beneficiary is under any commitment to permit any Secured Obligations to become outstanding) shall any of the Beneficiaries be obliged to account for any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment.

4.6   Suspense accounts
      -----------------

      Any money received in connection with this Deed (whether before or after any Incapacity of any Obligor, any other person or the Subordinated Creditor) may be placed to the credit of an interest bearing suspense account (until sufficient money has been credited to such suspense account to irrevocably discharge the Secured Obligations in full and no Beneficiary is under any commitment to permit any Secured Obligations to become outstanding) with a view to preserving the rights of the Beneficiaries to prove for the whole of their respective claims against the Obligors or any other person liable or may be applied in or towards satisfaction of such of the Secured Obligations in accordance with the terms of the Security Trust Deed. Interest shall accrue on monies from time to time standing to the credit of any suspense account at the rate agreed between the Security Trustee and the Subordinated Creditor at the relevant time or, failing such agreement, the Security Trustee's overnight deposit rate from time to time and shall be credited to such suspense account or may be applied in or towards satisfaction of the Secured Obligations in accordance with the terms of the Security Trust Deed.

4.7   Settlements conditional
      -----------------------

      Any release, discharge or settlement between the Subordinated Creditor and the Beneficiaries (or any of them) shall be conditional upon no security, disposition or payment to the Beneficiaries (or any of them) by any Obligor or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Security Trustee shall be entitled to enforce this Deed subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

4.8   Retention of this Deed
      ----------------------

      Notwithstanding any other provision of this Deed, this Deed shall not be released, the Security Trustee shall be entitled to retain this Deed and all the provisions of this Deed shall remain in full force and effect until the irrevocable payment or discharge in full of all the Secured Obligations.

5     REPRESENTATIONS AND WARRANTIES
      ------------------------------

5.1   Representations and warranties
      ------------------------------

      The Subordinated Creditor represents and warrants in respect of itself and its Subsidiaries to the Security Trustee that:

      (a)   Due incorporation
            -----------------

            the Subordinated Creditor is duly [incorporated] under the laws of ! as a [limited liability company] and has the [corporate] power to carry on its business as it is now being conducted and to own its property and other assets;

      (b)   Corporate power
            ---------------

            the Subordinated Creditor has the [corporate] power to execute, deliver and perform its obligations under this Deed; all necessary [corporate, shareholder] and other action has been taken to authorise the execution, delivery and performance of the same;

      (c)   Binding obligations
            -------------------

            this Deed constitutes valid and legally binding obligations of the Subordinated Creditor enforceable in accordance with its terms;

      (d)   No conflict with other obligations
            ----------------------------------

            the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, this Deed by the Subordinated Creditor will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or licence to which the Subordinated Creditor is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement, permit or other instrument to which the Subordinated Creditor is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of the Subordinated Creditor's [Memorandum and Articles of Association] or (iv) result in the creation or imposition of or oblige the Subordinated Creditor or any of its Subsidiaries to create any Encumbrance on any of the Subordinated Creditor's or any of its Subsidiaries' undertakings, assets, rights or revenues;

      (e)   Consents obtained
            -----------------

            every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities (in each case, solely in their capacity as such a body or authority and not in any other capacity) or courts required by the Subordinated Creditor to authorise, or required by the Subordinated Creditor in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Deed or the performance by the Subordinated Creditor of its obligations under this Deed has been obtained or made and is in full force and effect and there has been no material default which is continuing in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

      (f)   No filings required
            -------------------

            it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office in any relevant jurisdiction or that any stamp, registration or similar tax or charge be paid in any relevant jurisdiction on or in relation to this Deed and this Deed is in proper form for its enforcement in the courts of any relevant jurisdiction;

      (g)   No litigation
            -------------

            no litigation, arbitration or administrative proceeding is taking place, or, to the knowledge of the officers of the Subordinated Creditor pending or threatened against the Subordinated Creditor or any of its Subsidiaries or Associated Companies which would or is reasonably likely to have a material adverse effect on the ability of the Subordinated Creditor to fulfil its obligations under this Deed; and

      (h)   Choice of law
            -------------

            the choice by the Subordinated Creditor of English law to govern this Deed and the submission by the Subordinated Creditor to the jurisdiction of the English courts is valid and binding.

5.2   Repetition
      ----------

      The representations and warranties in clause 5.1 shall be deemed to be repeated by the Subordinated Creditor in respect of itself and its Subsidiaries on and as of each date on which any of the representations and warranties contained in clause 10.1 of the Facility Agreement are repeated or deemed to be repeated with reference to the facts and circumstances existing on such day.

5.3   Covenant
      --------

      The Subordinated Creditor undertakes with the Security Trustee that it will, without prejudice to clause 5.1, (i) obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence or approval of governmental or public bodies or authorities (in each case, solely in their capacity as such a body or authority and not in any other capacity) or courts (and do, or cause to be done, all other acts and things) which may from time to time be necessary or reasonably desirable under applicable law of any relevant jurisdiction for the continued due performance of all its obligations under this Deed, and (A) ensure that none of the same is revoked, cancelled, suspended, withdrawn, terminated, expires and is not renewed or otherwise ceases to be in full force and effect without a new one having first been put in place with the Subordinated Creditor on substantially identical terms or on terms more beneficial to the Subordinated Creditor, and (B) ensure that none of the same is modified in any material respect and that the Subordinated Creditor does not commit any default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same which, in the case of any of the events referred to in (B) above, in the reasonable opinion of the Majority Banks, would or is reasonably likely to have a material adverse effect on the ability of the Subordinated Creditor to perform all or any of its obligations under or otherwise to comply with the terms of this Deed, and (ii) ensure that this Deed is notarised, filed, recorded, registered or enrolled in any court or public office in any relevant jurisdiction necessary to ensure the legality, validity, enforceability or admissibility in evidence thereof and that any stamp, registration or similar tax or charge is paid in any relevant jurisdiction on or in relation to this Deed.

6     BENEFIT OF THIS DEED
      --------------------

6.1   Benefit and burden
      ------------------

      This Deed shall be binding upon the Subordinated Creditor and its successors in title and shall enure for the benefit of the Security Trustee (and any successor Security Trustee appointed pursuant to the terms of the Security Trust Deed) and their respective successors for the benefit of the Beneficiaries in accordance with the provisions of the Security Trust Deed.

6.2   No assignment
      -------------

      The Subordinated Creditor may not assign or transfer any of its rights or obligations under this Deed.

6.3   The Security Trust Deed
      -----------------------

      The Subordinated Creditor and the Security Trustee hereby acknowledge that the covenants of the Creditor contained in this Deed and the rights constituted by this Deed and all moneys, property and assets paid to, or held, received or recovered by the Security Trustee pursuant to or in connection with this Deed are held by the Security Trustee subject to and on the terms of the trusts declared in the Security Trust Deed.

6.4   Changes in constitution or reorganisation of Beneficiaries
      ----------------------------------------------------------

      For the avoidance of doubt and without prejudice to the provisions of clause 6.1, this Deed shall remain binding on the Subordinated Creditor notwithstanding any change in the constitution of any of the Beneficiaries or their or its absorption in, or amalgamation with, or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Deed shall remain valid and effective in all respects in favour of the Security Trustee (and any successor Security Trustee appointed pursuant to the provisions of the Security Trust Deed and their respective successors in title) as trustee for the Beneficiaries and any assignee, transferee or other successor in title of a Beneficiary.

7     NOTICES AND OTHER MATTERS
      -------------------------

7.1   Notices
      -------

      Every notice, request, demand or other communication under this Deed shall be made in accordance with the provisions, mutatis mutandis, of clause 19 of the Facility Agreement and shall be sent to the Subordinated Creditor at its address set out above (facsimile number: [!]) or to the Security Trustee at its address set out in clause 19 of the Facility Agreement or to such other address or facsimile number as is notified by one party to this Deed to the other.

7.2   No implied waivers, remedies cumulative
      ---------------------------------------

      No failure or delay on the part of the Security Trustee to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

7.3   Other Collateral Instruments
      ----------------------------

      The Subordinated Creditor agrees to be bound by this Deed notwithstanding that any other person intended to execute or to be bound by any Collateral Instrument may not do so or may not be effectually bound and notwithstanding that such other Collateral Instrument may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Security Trustee or any of the other Beneficiaries.

7.4   Severability
      ------------

      Each of the provisions of this Deed is severable and distinct from one another and if at any time one or more of such provisions is or becomes illegal, invalid or unenforceable under any applicable law the validity legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5   Counterparts
      ------------

      This Deed may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

8     LAW AND JURISDICTION
      --------------------

8.1   Governing law
      -------------

      This Deed is governed by and shall be construed in accordance with English law.

8.2   Submission to jurisdiction
      --------------------------

      The Subordinated Creditor agrees for the benefit of the Security Trustees that:

      (a) if any party has any claim against any other arising out of or in connection with this Agreement such claim shall (subject to clause 8.2(c)) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

      (b) the jurisdiction of the High Court of Justice in England over any such claim against the Security Trustee shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and

      (c) nothing in this clause 8.2 shall limit the right of the Security Trustee to refer any such claim against the Subordinated Creditor to any other court of competent jurisdiction outside England, to the jurisdiction of which the Subordinated Creditor hereby irrevocably agrees to submit, nor shall the taking of proceedings by the Security Trustee before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

8.3   Agent for service of process
      ----------------------------

      The Subordinated Creditor irrevocably designates, appoints and empowers ! Limited at present of ! to receive for it and on its behalf service of process issued out of the High Court of Justice in England in relation to any claim arising out of or in connection with this Agreement.

IN WITNESS whereof this Deed has been executed by each party hereto the day and year first above written.

                                   Schedule
                                   --------
                            Subordinated Agreements
                            -----------------------

1     The agreements, the details of which are set out below:

      Date                    Document                      Parties
      ----                    --------                      -------

       !                         !                             !

2 Each and every Encumbrance issued or entered into by the Parent or any member of the Restricted Group in favour of the Subordinated Creditor in respect of the Subordinated Borrowed Money.

SUBORDINATED CREDITOR
---------------------

EXECUTED as a DEED                  )
by [SUBORDINATED CREDITOR]          )





SECURITY TRUSTEE
----------------

SIGNED for and on behalf of         )
THE TORONTO-DOMINION BANK           )
by:                                 )

                                  SCHEDULE 9
                                  ----------
                             Principal Agreements
                             --------------------


1     The General Services Agreements between the Parent and each of:

      (i)   Radio Public, effective from 1st January 1995;


      (ii)  Norkabel, effective from 1st January, 1997; and


      (iii) the Telekabel Entities (other than CNA), effective from 1st January, 1995.

2     The Radio Public Bond.

3     The Telekabel Bond.

4     The Austrian Agreements.

5     The Option Agreements.

6     The Stock Option Plan.

7     The Securities Purchase and Conversion Agreement.

8     The Janco Loan Agreement.

9     The documents constituting the Norwegian I/C Indebtedness.

                                  SCHEDULE 10
                                  -----------
                     Part A - Deed of Guarantor Accession
                     ------------------------------------

To:         THE TORONTO-DOMINION BANK as Security Trustee

From:       [PROPOSED GUARANTOR] and [UNITED PAN-EUROPE
            COMMUNICATIONS N.V.]

Date:       [                 ]

UNITED PAN-EUROPE COMMUNICATIONS N.V. NLG 1,100,000,000 Senior Reducing
Revolving Credit Agreement dated              , 1997 (as from time to time
amended, varied, extended, restated, refinanced or replaced the "FACILITY AGREEMENT")

We refer to clause 9.17 of the Facility Agreement. Words and expressions defined in the Facility Agreement have the same meanings when used in this Deed.

We, [name of company] of [address] agree to become an Acceding Guarantor and to be bound by the terms of the Facility Agreement as an Acceding Guarantor in accordance with clause 9.16 of the Facility Agreement and the Security Trust Deed as a Guarantor in accordance with clause 10.16 of the Security Trust Deed.

[LOCAL LAW LIMITATIONS ON AMOUNTS GUARANTEED BY ACCEDING GUARANTOR (IF ANY)]

Our address for notices for the purposes of clause 19.1 of the Facility Agreement is:

[




                        ]

This Deed is intended to be executed as a deed and is governed by English law.

[PROPOSED GUARANTOR]                  [UNITED PAN-EUROPE
                                      COMMUNICATIONS N.V.]

[Appropriate execution clause]        [Appropriate execution clause]

By:                                   By:

By:

THE TORONTO-DOMINION BANK
[Appropriate execution clause]


By

                                  SCHEDULE 10
                                  -----------
      Part B - Documents and Evidence to be delivered by an Acceding Guarantor
      ------------------------------------------------------------------------

     (a) Deed of Guarantor Accession, duly executed under seal by the Acceding Guarantor and the Parent;

     (b) a Share Security over the shares of the Acceding Guarantor, duly executed as a deed by the parties to it (the "Relevant Shareholders") and such other Security Documents as the Agent may reasonably require;

     (c) a copy of the constitutional documents of each of the Acceding Guarantor and the Relevant Shareholders;

     (d) a copy of a resolution of the board of directors of each of the Acceding Guarantor and Relevant Shareholders approving the terms of, and the transactions contemplated by, the Deed of Guarantor Accession, the relevant Security Documents or the relevant Share Security (as appropriate) and authorising its appropriate officers to execute and deliver the Deed of Guarantor Accession, the relevant Security Documents or the Share Security (as appropriate) and give all notices and take all other action required by it under the Finance Documents;

     (e) a certificate of a director of the Acceding Guarantor certifying that the amounts to be guaranteed by the Acceding Guarantor would not cause any guaranteeing limit binding on it to be exceeded;

     (f) a copy of any other authorisation or other document, opinion or assurance which is necessary for the execution, delivery and validity and enforceability of the Deed of Guarantor Accession, the relevant Security Documents or the Share Security;

     (g) a specimen of the signature of each person authorised by a resolution referred to in paragraph (d) above;

     (h) if available, a copy of the latest audited accounts of the Acceding Guarantor;

     (i) a legal opinion of English legal advisers, acceptable to the Agent, addressed to the Security Trustee on behalf of the Beneficiaries (as defined in the Security Trust Deed)

     (j) if the Acceding Guarantor and/or a Relevant Shareholder is incorporated in a jurisdiction outside England, a legal opinion of legal advisers, acceptable to the Agent, in the jurisdiction of incorporation of the Acceding Guarantor and/or Relevant Shareholder (as appropriate), addressed to the Security Trustee on behalf of the Beneficiaries (as defined in the Security Trust Deed);

     (k) a certificate of an authorised signatory of the Acceding Guarantor and each Relevant Shareholder certifying that each copy document specified in part B of this schedule 10 and relating to it is correct, complete and in full force and effect as at a date no earlier than the date of the Deed of Guarantor Accession, relevant Security Documents or the Share Security (as appropriate);

     (l) a certificate of an authorised signatory of the Parent confirming that its constitutional documents have not been amended (or, if they have, enclosing a copy of the amended constitutional documents) and that all authorisations and resolutions authorising its appropriate officers to execute and deliver the Deed of Guarantor Accession remain in full force and effect;

     (m) if applicable, share certificates and stock transfer forms executed in blank and all other documents required to be delivered to the Security Trustee in connection with the relevant Share Security and such other documents as may be required pursuant to the relevant Security Documents; and

     (n) such other documents as the Agent may reasonably require after taking the advice of the legal advisers referred to in paragraphs (i)and (j) above.

                                  SCHEDULE 11
                                  -----------
                      Part A - Deed of Borrower Accession
                      -----------------------------------


To:         THE TORONTO-DOMINION BANK as Agent

From:       [NEW JANCO] [TELEKABEL WIEN] and [UNITED PAN-EUROPE
            COMMUNICATIONS N.V.]

Date:       [                 ]

UNITED PAN-EUROPE COMMUNICATIONS N.V. NLG 1,100,000,000 Senior Reducing
Revolving Credit Agreement dated                , 1997 (as from time to time
amended, varied, extended, restated, refinanced or replaced the "FACILITY AGREEMENT")

We refer to [clause 3.5] [clause 3.6] of the Facility Agreement. Words and expressions defined in the Facility Agreement have the same meanings when used in this Deed.

[Name of New Janco] [Telekabel Wien] of [address] (the "PROPOSED BORROWER") agrees to become a Borrower and to be bound by the terms of the Facility Agreement as a Borrower in accordance with [clause 3.5] [clause 3.6] of the Facility Agreement and the Security Trust Deed as a Borrower in accordance with clause 10.16 of the Security Trust Deed.

The address for notices of [New Janco] [Telekabel Wien] for the purposes of clause 19.1 of the Facility Agreement is:

[

                        ]
This Deed is intended to be executed as a deed and is governed by English law.

[NEW JANCO] [TELEKABEL WIEN]          [UNITED PAN-EUROPE
                                       COMMUNICATIONS N.V.]
Authorised Signatory                  Authorised Signatory
[Appropriate execution clause]        [Appropriate execution clause]

By:                                   By:

By:
THE TORONTO-DOMINION BANK
[Appropriate execution clause]


By

                                  SCHEDULE 11
                                  -----------
         Part B - Documents and Evidence to be delivered by New Janco
         ------------------------------------------------------------


     (a) a Deed of Borrower Accession, duly executed by New Janco and the Parent;

     (b) a copy of the articles of association, certificate of registration and other constitutional documents of New Janco (as updated following the Norwegian Merger);

     (c) a copy of a resolution of the board of directors of New Janco approving the terms of, and the transactions contemplated by, the Deed of Borrower Accession and authorising its appropriate officers to execute and deliver the Deed of Borrower Accession and to give all notices (including, where applicable, Drawdown Notices) and take all other action required by it under the Finance Documents;

     (d) a certificate of a director of New Janco confirming that utilisation of the Facility up to the Norwegian Loan Amount would not cause any borrowing limit binding on it to be exceeded;

     (e) a copy of any other authorisation or other document, opinion or assurance which is necessary for the execution, delivery, validity and enforceability of the Deed of Borrower Accession or any other Finance Document insofar as it is necessitated by the execution of the Deed of Borrower Accession;

     (f) a specimen of the signature of each person authorised by the resolution referred to in paragraph (c) above;

     (g)  if available, the latest audited accounts of New Janco;

     (h) a legal opinion of English legal advisers, acceptable to the Agent, addressed to the Banks;

     (i) a legal opinion of legal advisers, acceptable to the Agent, in Norway, addressed to the Banks;

     (j) a certificate of an authorised signatory of New Janco certifying that each copy document specified in part B of this schedule 11 is correct, complete and in full force and effect as at a date no earlier than the date of the Deed of Borrower Accession;

     (k) a certificate of an authorised signatory of the Parent confirming that its constitutional documents have not been amended (or, if they have, enclosing a copy of the amended constitutional documents) and that all authorisations and resolutions authorising its appropriate officers to execute and deliver the Deed of Borrower Accession in full force and effect;

     (l) Copy of minutes from general meeting in Norkabelgruppen AS, evidencing the decision to merge Norkabelgruppen AS and Janco Kabel-TV AS, including copies of summons to such general meeting (with annexes);

     (m) Copy of minutes from general meeting in Janco Kabel-TV AS, evidencing the decision to merge Norkabelgruppen AS and Janco Kabel-TV AS, including copies of summons to such general meeting (with annexes);

     (n) Copy of merger agreement between Norkabelgruppen AS and Janco Kabel-TV AS (with annexes);

     (o) Copies of minutes from board meeting in Norkabelgruppen AS, evidencing the board's approval of the merger agreement with Janco Kabel-TV AS;

     (p) Copies of minutes from board meeting in Janco-Kabel-TV AS, evidencing the board's approval of the merger agreement with Norkabelgruppen AS;

     (q) Copy of minutes from board meeting in Norkabelgruppen AS, evidencing the decision to merge Norkabelgruppen AS, Norkabel AS and Oslo Kabelanlegg AS;

     (r) Copy of filing to the Norwegian Companies Register from Norkabel AS, regarding the decision to merge Norkabel AS with Norkabelgruppen AS;

     (s) Copy of filing to the Norwegian Companies Register from Oslo Kabelanlegg AS, regarding the decision to merge Oslo Kabelanlegg AS with Norkabelgruppen AS;

     (t) Copy of filing to the Norwegian Companies Register from Norkabelgruppen AS, regarding the decision to merge Norkabelgruppen AS with Janco Kabel-TV AS;

     (u) Copy of existing company certificates of Norkabel AS, Oslo Kabelanlegg AS, Norkabelgruppen AS and Janco Kabel-TV AS (not more than one month old) prior to the mergers;

     (v) Copy of new company certificate of Janco Kabel-TV AS after registration of the merger with Norkabelgruppen AS;

     (w) Such other documents as the Agent may reasonably require to ensure that all security granted to the Security Trustee prior to the Norwegian Merger remains in place.

                                  SCHEDULE 12
                                  -----------

                          [Intentionally left blank]

                                  SCHEDULE 13
                                  -----------
                     Part A - Norwegian Security Documents
                     -------------------------------------
                 (if at the relevant time the Norwegian Merger
                 ---------------------------------------------
                               has not occurred)
                               -----------------

A SECURITY PROVIDED BY NORKABEL, KANAL 2 A/S ("KANAL"), NORKABEL A/S ("NAS") AND OSLO KABELANLEGG A/S ("OK")

1 Norkabel Pledge(s) of Shares by United Communications International, the Parent and/or Janco dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

2 Kanal Pledge of Shares by Norkabel, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

3 NAS Pledge of Shares by Norkabel, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

4 OK Pledge of Shares by Norkabel, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

5 Assignment of Receivables by Norkabel, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

6 Assignment of Receivables by NAS, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

7 Assignment of Receivables by OK, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

8 Assignment of Receivables by Kanal, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

9 Pledge of Bank Accounts by Norkabel, NAS, OK and Kanal, dated 5th March 1997, which has been either assigned for the benefit of the Security Trustee by ING Bank N.V. or re-executed in favour of the Security Trustee in the same form mutatis mutandis;

10 Declarations of Norkabel concerning Mortgages over Stock of Goods and Motor Vehicles together with Factoring Agreement and Transcript of Register, in substantially the form given to ING Bank N.V. in connection with the Existing Norkabel Facility;

11 Declarations of NAS concerning Mortgages over Stock of Goods and Motor Vehicles together with Factoring Agreement and Transcript of Register, in substantially the form given to ING Bank N.V. in connection with the Existing Norkabel Facility;

12 Declarations of OK concerning Mortgages over Stock of Goods and Motor Vehicles together with Factoring Agreement and Transcript of Register, in substantially the form given to ING Bank N.V. in connection with the Existing Norkabel Facility;

13 Declarations of Kanal concerning Mortgages over Stock of Goods and Motor Vehicles together with Factoring Agreement and Transcript of Register, in substantially the form given to ING Bank N.V. in connection with the Existing Norkabel Facility;

14 Declaration relating to transfer of existing mortgages by Norkabel and NAS, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

15 Declaration relating to mortgages over new property by Norkabel and NAS, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

16 Assignment and Notice of Programme Supply Agreements by Norkabel and NAS, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

17 Assignment of General Services Agreement by Norkabel, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

18 Assignment of Insurance Proceeds by Norkabel, NAS, OK and Kanal, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

19    [Intentionally left blank];

20 A Mortgage Deed for NOK 720,000,000 dated 16 November 1989, under the name of Askim Antenneservice, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftsilbeh0r) in Eidsbergvn. 5, gnr. 52, bnr. 47 in the municipality of Askim, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

21 A Mortgage Deed for NOK 720,000,000 registered 17 November 1989 under the name of Drammen Kabel-TV, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in hans Kjaersgt. 2, gnr. 111, bnr.

      248 in the municipality of Drammen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

22 A Mortgage Deed for NOK 724,000,000 registered 10 March 1992 under the name of AS KA-TEL, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 7613, bnr. 9 in the municipality of Kongsberg, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

23 A Mortgage Deed for NOK 720,000,000 registered 9 February 1990 under the name of Moss Kabel TV, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in Vaerftsgaten 10, gnr. 1, bnr. 2750 in the municipality of Moss, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

24 A Mortgage Deed for NOK 720,000,000 registered 31 January 1990 under the name of 0stfold Kabelnett A/S, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in Violgt. 8, gnr. 62, bnr. 111 in the municipality of Halden, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

25 A Mortgage Deed for NOK 720,000,000 registered 17 November 1989 under the name of Teletransmisjon A/S, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in Lensmannslia 30, gnr. 50, bnr. 23 parcel A in the municipality of Asker, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

26 A Mortgage Deed for NOK 720,000,000 registered 13 March 1990 under the name of West Satellite A/S, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in Arken Senter Asane 39, gnr. 88, bnr. 387, 388, 389, 390 and 391 in the municipality of Bergen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

27 A Mortgage Deed for NOK 720,000,000 registered 12 September 1990 under the name of West Satellite A/S, registered over the Mortgagors' Real Estate and Appurtenances (fast eiendom med drifstilbeh0r) in Tjensvolltorget 27, gnr. 25, bnr. 161 in the municipality of Stavanger, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

28 A Mortgage Deed for NOK 725,000,000 dated 10 June 1993, under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 2076 bnr. 169 in the municipality of Sarpsborg, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

29 A Mortgage Deed for NOK 725,000,000 dated 10 June 1993, under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances

      (leierett med driftstilbeh0r) in gnr. 15, bnr. 661 in the municipality of Karm0y, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

30 A Mortgage Deed for NOK 725,000,000 dated 10 June 1993, under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 188, bnr. 202 in the municipality of Bergen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

31 A Mortgage Deed for NOK 725,000,000 dated 5 November 1993, under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 86, bnr. 33 in the municipality of Frogn, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

32 A Mortgage Deed for NOK 725,000,000 registered 10 March 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 148, bnr. 834 and 306 in the municipality of Karm0y, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

33 A Mortgage Deed for NOK 725,000,000 registered 23 March 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 16, bnr. 109 in the municipality of Stavanger, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

34 A Mortgage Deed for NOK 725,000,000 registered 23 March 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 150 bnr. 1141 in the municipality of Kristiansand, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

35 A Mortgage Deed for NOK 725,000,000 registered 15 June 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 38, bnr. 158 in the municipality of Oslo, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

36 A Mortgage Deed for NOK 725,000,000 registered 15 June 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 24 bnr. 4 in the municipality of Nedre Eiker, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

37 A Mortgage Deed for NOK 725,000,000 registered 20 June 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances

      (leierett med driftstilbeh0r) in gnr. 39, bnr. 137 in the municipality of Ringerike, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

38 A Mortgage Deed for NOK 725,000,000 registered 23 June 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 30 bnr. 230 in the municipality of Skedsmo, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

39 A Mortgage Deed for NOK 2,080,000 registered 17 October 1995 under the name of Norkabel, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 32, bnr. 279 and 771 in the municipality of Oslo, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

40 A Mortgage Deed for NOK 725,000,000 registered 28 August 1995 under the name of NAS, registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 34, bnr. 14 in the municipality of R0yken, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

41    [Intentionally left blank];

42 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 152 bnr. 1756 in the municipality of Kristiansand, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

43 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 34 bnr. 14 in the municipality of R0yken, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

44 A Mortgage Deed for NOK 900,000,000 registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 12 bnr. 751 in the municipality of Kristiansand, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

45 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 188 bnr. 202 in the municipality of Bergen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

46 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 38 bnr. 158 in the municipality of Oslo, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

47 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 134 bnr. 8 in the municipality of Drammen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

48 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 132 bnr. 214 in the municipality of Drammen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

49 A Mortgage Deed for NOK 900,000,000 registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 117 bnr. 517 in the municipality of Drammen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

50 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 17 bnr. 3 in the municipality of Drammen, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

51 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 142 bnr. 6 in the municipality of Lier, in the form given to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis;

52 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) gnr. 8651 bnr. 1, 114, 115, 116, 117, 118, 119 and 120 in the municipality of
      Kongsberg, in the form given to ING Bank N.V., in connection with the Existing Norkabel Facility, mutatis mutandis;

53 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med drifstilbeh0r) in gnr. 12 bnr. 26 in the municipality of Askim, in the form given to ING Bank N.V., in connection with the Existing Norkabel Facility, mutatis mutandis;

54 A Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) in gnr. 33 bnr. 500 in the municipality of Haugesund, in the form given to ING Bank N.V., in connection with the Existing Norkabel Facility, mutatis mutandis;

B     SECURITY PROVIDED BY JANCO KABEL-TV A/S

1     Assignment of Receivables by Janco, in a form satisfactory to the Banks.

2 Declaration of Janco concerning mortgages over Stock of Goods and Motor Vehicles together with Factoring Agreement, in a form satisfactory to the Banks.

3     Pledge of Bank Accounts by Janco, in a form satisfactory to the Banks.

4 Assignment of Insurance Proceeds by Janco, in a form satisfactory to the Banks.

5 Assignment and Notice of Programme Supply Agreement by Janco, in a form satisfactory to the Banks.

6 Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagor's easement rights to antennas and appurtenances (leierett med driftstilbeh0r) in gnr. 75 bnr. 1 in the municipality of Oslo with Oslo Municipality as the servient tenant, in a form satisfactory to the Banks.

7 Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors' easement rights to antennas and appurtenances (leierett med driftstilbeh0r) in gnr. 98 bnr. 7 in the municipality of Oslo with Asbj0rn Lie Kristoffersen as the servient tenant, in a form satisfactory to the Banks.

8 Mortgage Deed for NOK 900,000,000 to be registered over the Mortgagors Leased Real Estate and Appurtenances (leierett med driftstilbeh0r) at Ensj0veien 7, Oslo leased pursuant to a Lease Agreement dated 24th June 1997, in a form satisfactory to the Banks.

9 A Declaration of Pledge and Deposit of a new promissory note to be issued by Janco in the principal amount of NLG75,440,850 which, upon full repayment of ING Bank B.V., shall replace, supersede and be in substitution of the unsecured promissory note dated October 26th, 1995 in the principal amount of USD$70,780,401.40 pledged to ING Bank N.V. in connection with the Existing Nakabel Facility.

                                  SCHEDULE 13
                                  -----------
        Part B - Norwegian Security Documents (if at the relevant time
        --------------------------------------------------------------
                      the Norwegian Merger has occurred)
                      ----------------------------------


The documents listed in part A of schedule 13 with the following numbers:-

B1 to B5 and B8 and B9 (inclusive); and

A15 to A54 exclusive A17 (inclusive)

each in the form granted to ING Bank N.V. in connection with the Existing Norkabel Facility, mutatis mutandis, or in a form acceptable to the Banks together with a declaration by Janco concerning the security documents provided by Norkabel, Norkabel A/S, Kanal 2 A/S and Oslo Kableanlegg A/S, in favour of The Toronto-Dominion Bank as Security Trustee, in a form satisfactory to the
Banks: the declaration will be numbered A9.

                                  SCHEDULE 14
                                  -----------
                            Form of Telekabel Note
                            -----------------------

                       TELEKABEL WIEN GESELLSCHAFT M.B.H
                              [CURRENCY][AMOUNT]
                           BEARER BOND (THE "NOTE")
           ISSUED SUBJECT TO THE TERMS AND CONDITIONS SET OUT BELOW

                                 VIENNA [DATE]

TERMS AND CONDITIONS
--------------------

1     FORM AND DENOMINATION
      ---------------------

      This Note is issued in bearer form. The holder of this Note shall be entitled to exercise any rights hereunder. The nominal amount of this Note is [currency][amount].

2     INTEREST
      --------

      Interest on this Note shall accrue at [rate] per cent. per annum (being the aggregate of (a) the applicable Margin (which, unless otherwise agreed by the issuer shall not exceed 2 per cent. per annum), (b) the Additional Cost (if the nominal amount is denominated in Sterling and (c) LIBOR).

      Interest shall be payable on this Note on [[interim interest payment date] and on] [date of maturity].

3     TERM AND FINAL MATURITY
      -----------------------

      Subject to clause 4 below, this Note shall be redeemed in full on [date of maturity].

4     TERM AND CONDITIONS
      -------------------

      This Note has been issued on terms and conditions agreed between, inter alia, United Pan-Europe Communications N.V., Telekabel Wien Gesellschaft m.b.H., The Toronto-Dominion Bank as Arranger, The Toronto-Dominion Bank as Agent on behalf of certain Banks and The Toronto-Dominion Bank as Security Trustee. Unless the context otherwise requires, the words and expressions defined in such terms and conditions shall have the same meanings when used in this Note.

Signed

Telekabel Wien Gesellschaft m.b.H.

[Completed under instructions from Telekabel Wien Gesellschaft m.b.H. by the Agent]